    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2003

                                    INVESTMENT COMPANY ACT FILE NO. 812-________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-2

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                        (CHECK APPROPRIATE BOX OR BOXES)
                                   ----------

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              THE CHRYSLER BUILDING
                        405 LEXINGTON AVENUE, 49TH FLOOR
                               NEW YORK, NY 10174

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 953-3700

                                 EDWARD M. CASAL
                             MADISON HARBOR BALANCED
                                 STRATEGIES, INC.
                             CHIEF EXECUTIVE OFFICER
                              THE CHRYSLER BUILDING
                        405 LEXINGTON AVENUE, 49TH FLOOR
                               NEW YORK, NY 10174
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                   COPIES TO:

                                 STEVEN B. BOEHM
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

                                   ----------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

[MADISON HARBOR CAPITAL LOGO]

                             (Subject to Completion)

                                                           Dated: ______________


Memorandum Number: ______
                                                           ---------------------
                                                              Name of Offeree

                          PRIVATE PLACEMENT MEMORANDUM

                    MADISON HARBOR BALANCED STRATEGIES, INC.
                   A REAL ESTATE PRIVATE EQUITY FUND OF FUNDS

                     MADISON HARBOR CAPITAL MANAGEMENT, LLC
                               Investment Adviser

                              The Chrysler Building
                        405 Lexington Avenue, 49th Floor
                               New York, NY 10174
                                 (212) 953-3700

Madison Harbor Balanced Strategies, Inc. is a recently formed Maryland corporation registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end non-diversified, management investment company. We are a "fund-of-funds" that provides a means for investors to participate in investments in real estate private investment partnerships and similar investment vehicles, typically referred to as real estate private equity funds ("Underlying Funds"), by providing a single portfolio comprised of the securities of the Underlying Funds. Our investment objective is to seek a balance of capital appreciation and current return. Our investment adviser (the "Adviser") expects to allocate our assets among approximately 10 to 15 Underlying Funds that employ a variety of real estate investment strategies. The Underlying Funds in which we invest are subject to special risks. See "Principal Risk Factors", "Investment Objective and Strategies", and "Risks of Investing in Underlying Funds".

This Private Placement Memorandum applies to the offering of shares of our common stock ("Shares"). The Shares will be offered during an offering period at the offering price, which is net asset value ("NAV") plus any applicable sales charge. We are not offering Shares for sale in any jurisdiction where such offer or sale is not permitted.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Private Placement Memorandum provides information that you should know before investing in us. You should read this Private Placement Memorandum carefully and retain it for future reference.

INVESTMENTS IN OUR SHARES MAY BE MADE ONLY BY "ELIGIBLE INVESTORS" AS DEFINED IN THIS PRIVATE PLACEMENT MEMORANDUM. SEE "THE OFFERING".

The Shares will not be registered with the SEC, nor will they be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under our Operating Agreement. Although we may offer to repurchase Shares from time to time, Shares will not be redeemable at the investor's option nor will they be exchangeable for interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. See "General Risks of Investing in the Fund--Restrictions on Transfer and Withdrawal" and "Repurchases and Transfers of Shares". The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Notwithstanding anything herein to the contrary, an investor in our Shares (and its employees, representatives, or other agents) may disclose to any and all persons, without limitation, our U.S. federal income tax treatment and tax structure and any investment therein and all materials of any kind, including opinions and other tax analyses provided to said investor relating to such tax treatment and tax structure, provided that the disclosure thereof to any person other than the Internal Revenue Service or said investor's tax adviser shall be in a form that omits our name and the names of all persons holding interests in our Shares, of the Adviser, and of all of our service providers, and any information from which any of the names of such persons can reasonably be determined.

Offering Amount (1) (2)                                            $ 250,000,000
Sales Load (3)                                                     $   8,750,000
Proceeds to the Fund (1) (4)                                       $ 250,000,000

(1) We are offering up to 300,000 Shares at a cost of $1,000 per Share. If subscriptions totaling at least $75 million (or such lesser amount as determined by our investment adviser, Madison Harbor Capital Management, LLC (the "Adviser") in its sole discretion) (the "Minimum Subscription Amount") have not been received by the Closing Date, the Adviser may elect to terminate the offering and all proceeds from the offering will be refunded to investors with interest earned thereon, if any, and without any deductions or sales loads.

(2) _____ acts as the distributor ("Distributor") of our shares on a best-efforts basis, subject to various conditions. The closing date for the purchase of the shares is on or about ____ (or such earlier or later date as the Distributor may determine). We may also distribute shares through other brokers or dealers. We will sell shares only to investors who certify that they are "Eligible Investors." See "The Offering". The minimum initial investment is $25,000, subject to waiver in the sole discretion of the Adviser. The proceeds of the Offering will be placed in an interest-bearing escrow account by ___ (our escrow agent) pending closing of such Offering. After the closing, the balance in the escrow account, including any interest earned, will be invested pursuant to our investment policies. See "Use of Proceeds". The Adviser may pay from its own resources additional compensation to the Distributor(s) in connection with placement of the Shares or servicing of investors.

(3) Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 3.5%. The Distributor and other broker-dealers, or their affiliates, also may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Shares or servicing of investors.

(4) The Shares will be offered at the offering price, plus any applicable sales charges.

TABLE OF CONTENTS

Summary                                                                        i
Summary of Fund Expenses                                                       1
The Fund                                                                       2
Investing in Real Estate Private Equity                                        3
Investment Objective and Strategies                                            7
General Risks of Investing in the Fund                                        13
Risks of Investing in Underlying Funds                                        16
Summary of Pre-Approved Underlying Funds                                      26
Adviser's Investment Approval Process                                         30
Fees and Expenses                                                             36
The Offering                                                                  37
Use of Proceeds                                                               37
Managed Account                                                               37
Management                                                                    38
Conflicts of Interest                                                         45
Investment Restrictions                                                       46
Repurchases and Transfers of Shares                                           46
Code of Ethics                                                                48
Control Persons                                                               49
Description of Capital Stock                                                  49
Voting                                                                        49
Portfolio Turnover                                                            49
Net Asset Valuation                                                           50
Distributions                                                                 51
Reporting                                                                     52
Federal Income Tax Considerations                                             52
Fiscal Year                                                                   75
Accountants and Legal Counsel                                                 75
APPENDIX A - Investor Certification                                           76
APPENDIX B - Operating Agreement                                              77

                                     SUMMARY

THIS IS ONLY A SUMMARY AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD CONSIDER BEFORE INVESTING IN MADISON HARBOR BALANCED STRATEGIES, INC. BEFORE INVESTING, A PROSPECTIVE SHAREHOLDER SHOULD CAREFULLY READ THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PRIVATE PLACEMENT MEMORANDUM AND THE TERMS AND CONDITIONS OF THE OPERATING AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO, EACH OF WHICH SHOULD BE RETAINED. IN THIS PRIVATE PLACEMENT MEMORANDUM, UNLESS THE CONTEXT SUGGESTS OTHERWISE, REFERENCES TO "THE FUND," "WE," "US," AND "OUR" MEAN MADISON HARBOR BALANCED STRATEGIES, INC.

THE FUND Madison Harbor Balanced Strategies, Inc. is a "fund-of-funds" that provides a means for investors to participate in investments in the securities of professionally managed real estate private equity funds (the "Underlying Funds"), many of which require investors to invest minimum amounts significantly larger than the minimum investment in us. An investment in a single professionally managed fund-of-funds eliminates the need for investors to identify, evaluate, purchase and monitor securities in individual real estate private equity funds. We are an appropriate vehicle only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

                       We are a recently formed Maryland corporation. We are a closed-end, non-diversified, management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). We intend to elect to be treated as a real estate investment trust ("REIT") for federal income tax purposes. See "Federal Income Tax Considerations". We will be managed by Madison Harbor Capital Management, LLC. (the "Adviser").

                       Utilizing its investment process, the Adviser will select Underlying Funds in which it intends to invest a majority of the net proceeds of the offering consistent with its Investment Strategies. The Adviser may approve and cause us to invest in additional Underlying Funds subsequent to the Closing Date.

                       Managers of Underlying Funds ("Fund Managers") to which capital will be allocated will have complete discretion to purchase and sell properties, securities or other investments for their respective funds subject to and consistent with the relevant investment advisory agreements, partnership agreements, or other governing documents.

THE CLOSING DATE       The closing date for the purchase of Shares in the
                       offering is on or about ___________, 2004 (or such earlier or later date as the Distributor may determine).

INVESTING IN           U.S. commercial real estate is a significant asset class
REAL ESTATE PRIVATE    comprising over $4.7 trillion in total value, of which
EQUITY                 approximately $2.4 trillion is of institutional quality
                       (i.e., assets of a quality such that large institutional investors would be willing to hold them for investment).
                       Of the institutional quality segment, $0.4 trillion in value is equity and $2.0 trillion is comprised of debt.
                       Commercial real estate has historically represented 3% to 10% of institutional investors' investment portfolios.

                       Individual investors have typically had access to "core" investment strategies through publicly-traded REITs. Core assets include investment strategies such as credit tenant sale/leasebacks (i.e., leases based on the credit quality of a large single tenant) and the purchase of substantially leased, multi-tenanted properties. Individual investors typically have not had access to professionally managed institutional quality private real estate investment opportunities because of the high minimum investments they require. The managers engaged in these opportunities pursue a broader range of strategies which also include "enhanced" return objectives which seek higher return but also accept higher risk. Broadly defined, the enhanced strategies include:

                              - VALUE ADDED - A strategy which generally involves investment of additional capital and/or management subsequent to acquisition. A Value Added investment generally has a medium-term investment horizon (I.E., three to seven years) with a portion of overall profitability anticipated to come from the sale of the asset.

                              - OPPORTUNISTIC - Typically the most intricate strategies, which include development, redevelopment, acquisitions from distressed sellers, restructurings, etc., with a high portion of ultimate value related to the ultimate sale of the property. These strategies generally employ higher risk and leverage, but can generate the highest overall returns. Certain debt and structured-finance investments fall into this category, although the return from such investments is generally more weighted to current return than to the sale of the asset.

                       Real estate can provide diversification benefits to the investor and the Adviser believes that it belongs in most mixed-asset investment portfolios. Further the Adviser believes that investors should seek access to the higher-grade, institutional-quality segments of the broader real estate market. In the Adviser's view, a well-diversified real estate investment strategy has historically provided:

                              -  FAVORABLE OVERALL RETURNS

                              -  CURRENT INCOME

                              -  LOW RETURN VOLATILITY

                              -  LOW CORRELATION OF RETURNS

                       There is no guarantee that these benefits will be obtained by investors in the Fund. See "Investing in Real Estate Private Equity."

                       The Fund's Adviser believes that despite the generally improving economy and a lagging real estate market recovery, opportunities due to real estate dislocations will continue to exist. Accordingly, the Adviser believes that institutional-quality properties selected by professional managers can be a beneficial asset class for investors. There is no guarantee, however, that the foregoing benefits will be obtained through an investment in the Fund. See "Investing in Real Estate Private Equity."

INVESTMENT OBJECTIVE   Our investment objective is to seek long-term capital
                       appreciation as well as current return. In particular, we target aggregate returns from the Underlying Funds, net of all Fund operating expenses, at an annual return of 12% and an annual minimum current yield of 5%; such returns may not be achieved and the investments may or may not produce any current return. Until net proceeds are deployed into an Underlying Fund, capital will be invested into a managed account of US Treasury obligations and other suitable REIT-qualifying securities investments. See "Managed Account". Further, we target aggregate distributions to investors to exceed their initial invested capital no later than the sixth anniversary of our closing.

                       We will seek the benefits of diversification by investing in a number of Underlying Funds that use a variety of investment strategies, all with regard to real estate related investments. The Adviser believes that a well diversified portfolio of private real estate investments will provide attractive risk-adjusted returns that have low performance correlations with other asset classes, such as common stocks and bonds.

                       There can be no assurances that we will achieve our investment objectives, or that the Underlying Funds will achieve their respective investment objectives. There can also be no assurance that we, or the Underlying Funds, will be able to avoid substantial losses.

INVESTMENT             TYPES OF INVESTMENT STRATEGIES. The universe of potential
STRATEGIES             enhanced return real estate private equity funds can be
                       broadly categorized as funds that utilize Opportunistic
                       Strategies, Value Added Strategies or Current Return
                       Strategies. We will seek to allocate our investments among Underlying Funds pursuing these three strategies in order to achieve both current return and appreciation.

       OPPORTUNISTIC   We expect to invest between 50% and 60% of our assets in
       STRATEGIES      funds that pursue "Opportunistic" strategies.
                       Opportunistic Strategies are generally characterized as higher risk/reward investments in non-stabilized assets, including investments in real estate properties, subordinated loans in real estate, and real estate entities. An Opportunistic Strategy may, or may not, produce any current return. Funds pursuing Opportunistic
                       Strategies generally target an annual rate of return on equity net to us of 14% or more, although such returns may or may not be achieved by the Underlying Funds. These funds may utilize considerable financial leverage to achieve their objective.

       VALUE ADDED     Between 15% and 25% of our assets are expected to be
       STRATEGIES      invested in funds that pursue "Value Added" strategies.
                       The Value Added strategy is one that seeks enhanced real estate returns through asset repositioning and/or increased leverage. The Value Added investment strategy generally produces current return over the life of the investment. Generally, funds employing value added strategies utilize leverage, although typically in the range of 50% to 65% (levels that generally are more conservative than that used by funds pursuing
                       Opportunistic Strategies). Some of the Value Added funds in which we intend to invest may be open-ended funds, meaning that an investor in such funds may redeem its interest prior to the end of the term. Underlying Funds pursuing Value Added Strategies generally target an annual rate of return on equity net to us between 12% and 14% of which 6% to 8% is current return; such returns may not be achieved by the Underlying Funds, and the investments may or may not produce any current return.

       CURRENT         We expect to invest between 25% and 35% of its assets in
       RETURN          funds that pursue Current Return Strategies. Current
       STRATEGIES      Return Strategies vary widely and may include investment
                       in structured debt, mezzanine loans, REIT preferred securities, and federally-backed residential mortgage pools of whole loans. The managers of Underlying Funds that invest in Current Return Strategies generally target annual current yields net to the Fund in the range of 12% to 17% with little anticipated capital appreciation; such returns may not be achieved by the Underlying Funds, and the investments may or may not produce any current return. These funds may utilize considerable financial leverage, i.e., borrowed money, to achieve their objective.

DIVERSIFICATION        We will invest in 10 to 15 Underlying Funds, each with
                       its own special expertise, focus, stated investment objective and strategy. We will attempt to achieve a diversity of investments in Underlying Funds with respect to

                           -  Strategy       Balanced by employing a mix of
                                             Opportunistic, Value Added, and
                                             Current Return Strategies;

                           -  Manager        Utilize investment process to
                                             identify best-in-class managers;
                                             initially invest no more than 15%
                                             of our assets in any one Underlying
                                             Fund or 20% of our assets with any
                                             one Fund Manager;

                           -  Asset type     Real estate equity, debt, and
                                             entity-level investments;

                           -  Property type  Investments across all property
                                             types, including office,
                                             multifamily residential, retail,
                                             hotel, etc.;

                           -  Geography      Primarily domestic with selective
                                             exposure to international
                                             opportunistic strategies; and

                           -  Duration       A balance of short-term,
                                             intermediate, and long-term
                                             investment strategies.

INVESTMENT             The Adviser generally employs a five-step process in
PROCESS                structuring and monitoring our portfolio.

                       - INVESTMENT STRATEGY DESIGN - The Adviser designs our overall objectives and investment strategy based on its judgment and experience in the real estate industry and capital markets and review of a qualitative forecast of developing market, economic and financial trends.

                       - INITIAL CANDIDATE FUND SCREEN - Initial screen of the universe of available private equity funds to select a number of Candidate Funds, which preliminarily fit within our overall strategy and investment criteria and are expected to be raising capital during our commitment period.

                       - MANAGER UNDERWRITING AND APPROVAL - Detailed evaluation of the Candidate Funds based on qualitative and quantitative standards including a review of historical returns as well as a due diligence review of each Candidate Fund's decision-making process, valuation process and investment procedures. Based upon the Adviser's detailed underwriting and due diligence review, the Investment Committee will determine whether to approve a Candidate Fund for investment.

                       - PORTFOLIO CONSTRUCTION - Determine an investment allocation and select funds from a group of Approved Funds. In aggregate, such selection is expected to meet the objectives of our investment objective with regard to target return and diversification. We will not initially invest more than 15% of our assets into any one Underlying Fund or 20% of our assets with any one Fund Manager.

                       - ASSET MANAGEMENT AND PORTFOLIO MANAGEMENT - Active monitoring of our investments, reporting results to investors, and making decisions with regard to harvesting of investments.

PRE-APPROVED           Utilizing its investment process, the Adviser has
UNDERLYING FUNDS       approved a number of Underlying Funds (each, a
                       "Pre-Approved Underlying Fund") from which it intends to invest a majority of the net proceeds of the offering.

                       PRE-APPROVED UNDERLYING FUNDS

                       OPPORTUNISTIC STRATEGIES         VALUE ADDED STRATEGIES           CURRENT INCOME STRATEGIES
                       ------------------------------------------------------------------------------------------------
                       JER Real Estate Partners III,    AG Core Plus Realty Fund, L.P.
                       L.P.
                       [additional funds to be added]   [additional funds to be added]   [additional funds to be added]

LEVERAGE The Adviser generally intends to limit our use of financial leverage, (i.e., our ability to borrow money), primarily to facilitate the funding of capital calls from the Underlying Funds and our other short-term cash needs. The Adviser has arranged a credit facility secured by our assets to fund such needs through [Bank], which will not exceed 10% of our assets. Our use of financial leverage through our credit facility is subject to the limitations imposed under the Investment Company Act of 1940 (the "Investment Company Act"). Under the requirements of the Investment Company Act, we, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act), must have an asset coverage of at least 300%. Using leverage creates an opportunity for us to seek increased net income or capital appreciation. In addition, the Underlying Funds will typically pursue strategies that employ financial leverage. The use of leverage involves special risks. See "General Risks of Investing in the Fund--Borrowing".

USE OF PROCEEDS        We intend to invest the net proceeds of the offering in
                       accordance with our investment objective and strategies as soon as practicable following the Closing Date. We anticipate that we will have committed all available capital to Underlying Funds (upon which we will be "Fully
                       Committed") within one year from the Closing Date.

                       Until net proceeds are deployed into the Underlying Funds, capital will be invested into a Managed Account of short-term US Treasury obligations and other suitable REIT-qualifying securities investments. See the "Managed Account". The Managed Account will be managed by [Bank] and will be managed in such a way as to maximize the potential yield of the account while (i) preserving principal and (ii) recognizing our liquidity needs.

PRINCIPAL RISK         There are a number of risks associated with an investment
FACTORS                in us, including the risks related to the Underlying
                       Funds. You should carefully consider the matters discussed in the sections "General Risks of Investing in the Fund" and "Risks of Investing in Underlying Funds" prior to deciding whether to invest in us. Some of these risks include:

                       OUR INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. We are a recently formed entity and have limited operating history. Our Shares will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. We may offer to repurchase Shares but the Shares will not be redeemable at a shareholder's option nor will they be exchangeable for interests, units, or shares of any other fund. We may repurchase less than the full amount of Shares that a Shareholder requests to be repurchased and the offer to repurchase will likely be at less than NAV. If we do not repurchase a shareholder's Shares, the shareholder may not be able to dispose of his or her Shares, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Shares.

                       OUR PERFORMANCE DEPENDS UPON THE PERFORMANCE OF THE UNDERLYING FUNDS, AND THE ADVISER'S ABILITY TO EFFECTIVELY SELECT AND ALLOCATE OUR ASSETS AMONG THEM. The Underlying Funds generally will not be registered as investment companies under the Investment Company Act, and, therefore, we will not be entitled to the protections of the Investment Company Act with respect to the Underlying Funds. An investment adviser of an Underlying Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser, and that involve risks that are not anticipated by the Adviser. Underlying Funds may have a limited operating history.

                       THE VALUE OF OUR NET ASSETS WILL FLUCTUATE PRIMARILY BASED ON THE FLUCTUATION IN THE VALUE OF THE ASSETS HELD BY THE UNDERLYING FUNDS IN WHICH IT INVESTS. To the extent that the portfolio of an Underlying Fund is concentrated in a particular asset, asset type or geography, the risk of our investment in that Underlying Fund is increased. Underlying Funds are likely to engage in the use of leverage and derivative transactions. An Underlying Fund's use of such transactions is likely to cause the value of the Underlying Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Underlying Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological, and regulatory change.

                       AN UNDERLYING FUND'S ESTIMATE OF ITS OWN NAV IS BASED UPON SUBJECTIVE ANALYSIS, AND MAY ALSO BE IMPRECISE. It is likely that neither a public market nor a liquid private market will be available for investments held by an Underlying Fund. In addition, the types of investments held by an Underlying Fund may be such that they require a substantial length of time to liquidate. Underlying Funds will typically engage in reporting of the NAV of its assets, including those that are illiquid. At least quarterly, the Underlying Funds will report their estimate of NAV to us. Due to the illiquidity of the Underlying Funds' investments, estimates of NAV are subjective and may be imprecise.

                       OUR SHAREHOLDERS MAY BE SUBJECT TO HIGHER OPERATING EXPENSES THAN IF THEY INVESTED DIRECTLY INTO ANY OF THE UNDERLYING FUNDS. Each Underlying Fund will be charged or subject to an asset-based fee and performance-based allocations of fees payable or allocated to the Fund Manager of such Underlying Fund. By investing in Underlying Funds indirectly through us, our shareholders bear asset-based management fees and performance-based allocations at the Underlying Fund level. The performance-based compensation received by a Fund Manager of an Underlying Fund may also create an incentive for that Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the Fund Manager without independent oversight.

                       WE DO NOT CONTROL THE INVESTMENT ACTIVITIES OF THE UNDERLYING FUNDS. To the extent that we purchase non-voting securities of, or contractually forego the right to vote in respect of, an Underlying Fund, we will not be able to vote on matters that require the approval of the investors of the Underlying Fund, including a matter that could adversely affect our investment in it.

                       THE REIT QUALIFICATION RULES IMPOSE LIMITATIONS ON THE TYPES OF INVESTMENTS AND ACTIVITIES THAT WE MAY UNDERTAKE, AND OUR FAILURE TO MEET THESE QUALIFICATION RULES WILL RESULT IN US HAVING LESS CASH AVAILABLE FOR DISTRIBUTION. We expect that the vast majority of Underlying Funds in which we will invest will be treated as partnerships for U.S. federal income tax purposes, and as a result the assets held by the Underlying Funds will be treated as held directly by us and the income earned by the Underlying Funds will be treated as earned directly by us in proportion to our ownership interest in an Underlying Fund. As a result, we will not be able to invest in Underlying Funds that hold assets or earn income of a type that would disqualify us from REIT treatment, which may preclude us from pursuing economically beneficial investment alternatives. If we fail to qualify or remain qualified as a REIT, our distributions will not be deductible by us, and our income will be subject to taxation at regular corporate rates, substantially reducing our earnings and cash available for distribution.

                       AN UNDERLYING FUND MAY INVEST IN NON-U.S. INVESTMENTS, WHICH INVOLVE CERTAIN RISK FACTORS NOT TYPICALLY ASSOCIATED WITH INVESTING IN REAL ESTATE-RELATED INVESTMENTS IN THE U.S. Investments by the Underlying Funds in foreign markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. These risks include the risks relating to fluctuating currency exchange rates, differing real estate markets, political risk, and the risk of efficient capital repatriation. Foreign countries may also impose taxes on the Underlying Fund or impose restrictions or approvals that would not exist in the United States.

                       AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL THE UNDERLYING FUNDS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISK OF AN INVESTMENT IN THE FUND UNTIL THAT TIME. INVESTORS SHOULD INVEST IN THE FUND ONLY IF THEY ARE ABLE TO SUSTAIN A COMPLETE LOSS OF THEIR INVESTMENT.

MANAGEMENT             Our Board of Directors (the "Board") has overall
                       responsibility for our management and supervision of our operations. See "Management--Board of Directors".

INVESTMENT ADVISER     Under the supervision of the Board and pursuant to an
                       investment management agreement ("Investment Management
                       Agreement"), Madison Harbor Capital Management, LLC, an investment adviser registered under the Investment
                       Advisers Act of 1940 (the "Advisers Act") will serve as our investment adviser. The Adviser is responsible for identifying, evaluating, structuring, monitoring and disposing of our investments in the Underlying Funds. The five officers of the Adviser have, in the aggregate, over 100 years of experience in the private and public real estate capital markets.

FEES AND EXPENSES      ASSET-BASED FEES. We will pay the Adviser an annual
                       management fee equal to the sum of (i) 1.0% of the NAV of the Managed Account, and (ii) 2.0% of the NAV of funds deployed to Underlying Funds. The management fee will be earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter. The management fee and expenses of the Fund will be paid out of our assets. The Adviser has agreed to waive its management fee for us during the subscription period, which will end on the Closing Date.
                       See "Fees and Expenses".

                       You will bear your pro rata portion of the fees and expenses payable by us, including, but not limited to, the Adviser's management fee, the fees paid to our administrator, legal fees, directors and officers insurance, and travel expenses incurred on our behalf, and the organizational costs of the Fund. In addition, our shareholders will indirectly bear their pro rata portion of the fees and expenses of the Underlying Funds (including all management and performance fees payable to the Underlying Funds' investment managers).

                       DISTRIBUTION EXPENSES. Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. Pursuant to the underwriting and distribution services agreement (the "Underwriting Agreement"), the Distributor bears all of its expenses of providing its services under that agreement. See "Fees and Expenses--Distribution Expenses". In addition, the Adviser may pay from its own resources additional compensation to the Distributor(s) in connection with the placement of the shares or servicing of the Investors.

CONFLICTS OF INTEREST  The Adviser and its affiliates and employees engage in a broad spectrum of activities, including sponsoring and managing investment funds and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the our interests and the interests of our shareholders. See "Conflicts of Interest."

REPURCHASES            No shareholder will have the right to require us to
AND TRANSFERS          redeem his or her Shares. From time to time, we may offer
                       to repurchase Shares at such times and on such terms as may be determined by the Board in its complete and absolute discretion. In determining whether we should repurchase Shares, the Board will consider, among other things, the recommendations of the Adviser.

                       The Adviser expects that it will recommend to the Board that we offer to repurchase Shares from our shareholders once each year. Although the decision whether to repurchase shares is at the Board's sole discretion, the Adviser further anticipates that it will recommend that the repurchases will generally be in a range between 2% and 5%, but at no time more than 5%, of the outstanding Shares, subject to Board approval, our available liquidity Fund, and compliance with the REIT qualification rules. The Adviser further anticipates that it will recommend to the Board that we purchase such redeemed Shares at a price equal to 90% of the NAV. A shareholder who tenders some but not all of his or her Shares for repurchase will be required to maintain a minimum balance of 25 Shares following a tender of Shares for repurchase.

                       The Adviser has been authorized to make certain determinations regarding transfers of the Shares. Notice to us of any proposed transfer of Shares must include evidence satisfactory to the Adviser that the proposed transfer is exempt from registration under the Securities Act of 1933 (the "Securities Act") and that the proposed transferee meets any requirements imposed by us with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement for the proposed transferee. The Adviser generally will not consent to a transfer of Shares by an Investor unless the transfer is to a single transferee. An Investor transferring Shares may be charged reasonable expenses, including attorneys' fees and accountants' fees, incurred by us in connection with the transfer.

INVESTOR ELIGIBILITY   Shares may be purchased only by persons who are both
                       "Accredited Investors" as that term is defined in the Securities Act and the rules thereunder, and "Qualified
                       Clients" as that term is defined under the Advisers Act.
                       Accredited investors are generally individuals having (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Shares in a fiduciary capacity on behalf of the account. Qualified
                       Clients are persons who (i) have a net worth of more than $1.5 million, (ii) have $5 million in investments (if an individual) or $25 million in investments (if an institution), or (iii) have at least $750,000 under the management of the Adviser and its affiliates. Persons who are both Accredited Investors and Qualified Clients are considered "Eligible Investors."

INVESTOR SUITABILITY   An investment in us involves a considerable amount of
                       risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs.
                       You should invest in us only money that you can afford to lose, and you should not invest in us money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how our investment strategies fit into your overall investment portfolio because we are not designed to be, alone, a well-balanced investment for a particular investor.

THE OFFERING           We are offering investors the opportunity to subscribe to
                       purchase Shares.

                       We are offering up to 300,000 Shares at a cost of $1,000 per Share through ______________, a registered broker-dealer (the "Distributor"). We may also distribute shares through other brokers or dealers. Generally, Shares will be sold by the Distributor to investors who are customers of the Distributor and its affiliates.

                       The offering will terminate on ________ ___, 2004 (the "Closing Date"). If subscriptions totaling at least $75 million (or such lesser amount as determined by the Adviser in its sole discretion) (the "Minimum Subscription Amount") have not been received by the Closing Date, the Adviser may elect to terminate the offering and all proceeds from the offering will be refunded to investors with interest earned thereon, if any, and without any deductions or sales loads.

                       Payments transmitted by subscribers to us, or to the Distributor, prior to the Closing Date will be deposited in an interest-bearing bank escrow account with _________ pending the Closing Date. Any checks should be made payable to ________, as Escrow Agent, and must be transmitted by the Distributor directly to ________ as Escrow Administrator by noon of the next business day after receipt. Funds received prior to the Closing Date will be deposited into escrow accounts until the Closing Date. In the event that we reject a subscriber's Subscription Agreement or a subscriber elects to withdraw his, her, or its subscription prior to the Closing Date, we will promptly deliver to such subscriber all funds received, together with interest earned, if any, on such funds within five business days of such rejection or withdrawal.

MINIMUM INVESTMENT     The minimum subscription amount is $25,000. The Adviser
                       has the right to waive this minimum amount, in its discretion.

SUBSCRIPTION PROCESS   Each potential investor in us will be required to
                       complete, execute and deliver to the Fund a subscription agreement, which will be binding on the investor (the
                       "Subscription Agreement"). We intend to notify investors of the dates of the closing and acceptance of the investor's subscriptions. Pursuant to the Subscription
                       Agreement, an investor's subscription amount is required to be paid on or before the final subscription closing date (not later than the Closing Date. We will issue one
                       Share for each $1,000 invested. We may issue certificates for Shares upon the request of a shareholder.

DISTRIBUTION POLICY    Distributions to investors, when available, will be made
                       on quarterly basis. We anticipate that distributions generally will be equal to (a) all distributions made available to us from Underlying Funds, plus (b) liquidations by us of interests in any Underlying Funds, less (c) proceeds from Underlying Funds that issue redeemable interests ("Open-end Funds") that are reinvested into other Open-end Funds, less (d) any amounts withheld to fund repurchases of Shares by us and to pay our expenses.

                       Notwithstanding our distribution policy, we intend to elect to be treated as a REIT for federal income tax purposes. Federal income tax law requires that a REIT distribute with respect to each year at least 90% of its REIT taxable income. For more information, please see "Federal Income Tax Considerations--Taxation as a REIT" beginning on page 52.

                       To satisfy the requirements to qualify as a REIT, and to avoid paying tax on our income, we intend to distribute all, or substantially all, of our REIT taxable income to holders of Shares. Any future distributions we make will be at the discretion of our board of directors and will depend upon, among other things, our actual results of operations. For more information regarding risk factors that could materially adversely affect our actual results of operations, please see "General Risks of Investing in the Fund" and "Risks of Investing in Underlying Funds."

                       The Adviser may liquidate any Open-end Fund investments at any time and, until the sixth anniversary of the Closing Date, may reinvest the proceeds in accordance with its investment objective and strategies thereafter. It is the Adviser's objective to design the investment allocations to the various Underlying Funds so that the expected aggregate distributions to the investors will exceed their initial invested capital no later than the sixth anniversary of our closing. There can be no assurances that such distributions will actually be made.

TERMINATION OF FUND    Our duration will be ten years from the Closing Date.
                       However, the Board has the right, in its sole discretion, to extend the term for a period of time that allows each Underlying Fund to sell all of its investments and distribute the proceeds to us, or to allow us sufficient time to perform an orderly sale of our remaining securities and to distribute the proceeds to our shareholders.

REPORTING              We anticipate sending shareholders an audited annual
                       report within 60 days after the close of the fiscal year-end, which will be March 31. We anticipate sending shareholders an unaudited quarterly report within 60 days after the close of each quarter.

CERTAIN FEDERAL        We intend to elect to be taxed as a REIT under Sections
INCOME TAX             856 through 860 of the Internal Revenue Code (the
CONSIDERATIONS         "Code"). Our qualification as a REIT depends upon our
                       ability to meet on a continuing basis, through actual annual (or in some cases, quarterly) operating results, various complex requirements under the Code relating to, among other things, the sources of our gross income, the composition and values of our assets, our distribution levels and the diversity of ownership of our shares. We believe that we will be organized in conformity with the requirements for qualification as a REIT under the Code, and that our intended manner of operation will enable our company to meet the requirements for taxation as a REIT for federal income tax purposes after completion of this offering. In connection with our election to be taxed as a REIT, we will have a taxable year ending on December
                       31, and will report income to shareholders of any year by January 31 of the following year on Form IRS 1099-DIV.

                       As a REIT, we generally will not be subject to federal income tax on the amount of our REIT taxable income that we will currently distribute to our shareholders. If we fail to qualify as a REIT in any taxable year, we will be subject to federal income tax at regular corporate rates and generally will be unable to re-elect REIT status for the four taxable years following the year in which we are disqualified. See "Federal Income Tax Considerations."

                            SUMMARY OF FUND EXPENSES

The following table is intended to assist potential Investors in understanding the various costs and expenses associated with investing in us. Each figure below relates to a percentage of our average NAV at quarter end and over the course of a year. Many of these expenses are estimates. The expenses associated with investing in a "fund-of-funds," like us, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund-of-funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the Underlying Fund level. These indirect items are not reflected in the following chart or the example below.

INVESTOR TRANSACTION EXPENSES (AS A PERCENTAGE OF OFFERING PRICE)
      Maximum Sales Charge (Load) (as a percentage of the offering price) (1)              3.50%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)
      Management Fee (2)                                                                   2.00%
      Other Expenses (3)                                                                   0.30%
                                                                                           ----
        Total Annual Expenses                                                              2.30%

1. The sales charge is subject to waivers for certain types of investors. Investment may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 3.5%. The Distributor and other broker-dealers, or their affiliates, also may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Shares or servicing of investors. The Adviser may pay from its own resources additional compensation to Distributor(s) in connection with the placement of the Shares or servicing of the Investors.

2.   The Fund will pay the Adviser an annual management fee equal to the sum of
     (i) 1.0% of the NAV of the Managed Account, and (ii) 2.0% of the NAV of funds deployed to Underlying Funds. See "Fees and Expenses". Until net proceeds are deployed into the Underlying Funds, capital will be invested into a Managed Account of short-term US Treasury obligations and other suitable REIT-qualifying securities investments. See the "Managed Account".

3. Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year assuming net assets of $250 million. Actual "Other Expenses" may be higher.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (i) all distributions are received and not reinvested in the Fund,
(ii) no write-down by the Fund of any of its investments, and (iii) no return of capital by the Fund to its Investors. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. See "Fees and Expenses" for a more complete description of the Fund's costs and expenses.

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

EXAMPLE

                                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------
You would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return (4)                                        $ 53         $ 100        $ 151         $ 291

4. Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.

                                    THE FUND

Madison Harbor Balanced Strategies, Inc. is a newly organized, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"). We were organized as a corporation under the laws of Maryland on December 16, 2003. We do not intend to register any class of our securities under the Securities Act of 1933 (the "Securities Act"). We are designed to provide persons who are Accredited Investors, as that term is defined in the Securities Act, and Qualified Clients under the Investment Advisers Act of 1940 (the "Advisers Act"), and the respective rules and regulations under those laws, with access to a diversified portfolio of professionally managed Underlying Funds.

Our business and affairs are overseen by a five member Board of Directors (the "Board"), three of whom are not "interested persons" of the Fund as that term is defined in the Investment Company Act. Madison Harbor Capital Management, LLC, a Delaware limited liability company (the "Adviser") registered as an investment adviser under the Advisers Act, serves as our investment adviser. Our principal office is located at The Chrysler Building, 405 Lexington Avenue, 49th Floor, New York, New York 10174 and our telephone number is (212) 953-3700. See "Management".

We intend to invest the majority of our assets in a portfolio of real estate private equity funds (the "Underlying Funds") utilizing a "fund-of-funds" structure. A fund-of-funds is an investment vehicle which, rather than making direct investments in properties, mortgages, securities or operating companies (collectively, "Direct Investments"), makes investments in a number of investment funds, whose managers in turn make Direct Investments. A fund-of-funds provides a means for investors to participate in investments in Underlying Funds by providing a single portfolio comprised of the securities of underlying real estate private equity funds. The benefits of the Fund's structure are the following:

     - ACCESS - Rather than facing the difficult task of identifying and building relationships with the premier fund managers, a new investor can invest with a fund-of-funds sponsor that already enjoys such relationships.

     - ENTRY - Minimum commitment levels are generally very high for investing directly in real estate private equity funds - typically $5 million to $10 million. Fund-of-funds provide access for many institutional and high net worth individual investors, who have difficulty meeting these minimum investment requirements of individual funds.

     - DIVERSIFICATION - Because a fund-of-funds aggregates the investment capital of its shareholders or limited partners for investment into several underlying funds, such investors immediately gain the benefit of spreading their risk among a variety of investment managers.

     - EXPERTISE - Private fund investing requires extensive sourcing activities, due diligence, legal and tax analysis, and involves a very different process than investment in publicly traded stocks and bonds. Most individual investors lack the experience, the resources, or the expertise required to properly evaluate private fund managers and monitor resulting investments. An investment in a single professionally managed investment vehicle eliminates the need for investors to purchase securities in individual real estate private equity funds.

     - REGULAR REPORTING - We will provide quarterly investment letters and quarterly reports that inform our shareholders of our holdings, their performance, and their diversification.

Underlying Funds to which assets will be allocated generally will have complete discretion to purchase and sell properties, securities or other investments for their respective funds consistent with the relevant investment advisory agreements, partnership agreements, or other governing documents.

                     INVESTING IN REAL ESTATE PRIVATE EQUITY

INTRODUCTION

U.S. commercial real estate is a significant asset class, comprising over $4.7 trillion in total value, of which approximately $2.4 trillion is of institutional quality (i.e., assets of a quality such that large institutional investors would be willing to hold them for investment). Of the institutional quality segment, $0.4 trillion in value is equity and $2.0 trillion is comprised of debt. Forty six percent of the institutional grade market is publicly owned, primarily through Real Estate Investment Trusts ("REITs"); the balance is owned indirectly through partnerships, corporations, funds, institutional separate account investments and private REITs. Commercial real estate has historically represented 3% to 10% of institutional investors' investment portfolios.

Individual investors have typically had access to "core" investment strategies through publicly-traded REITs. Core assets include investment strategies such as credit tenant sale/leasebacks (i.e., leases based on the credit quality of a large single tenant) and the purchase of substantially leased, multi-tenanted properties. Individual investors typically have not had access to professionally managed institutional quality private real estate investment opportunities because of the high minimum investments they require. These managers pursue a broader range of strategies which also include "enhanced" return objectives which seek higher return, but also accept higher risk. Broadly defined, the enhanced strategies include:

     - VALUE ADDED. A strategy which generally involves some investment of capital and/or management subsequent to acquisition. A Value Added investment generally has a medium-term investment horizon (i.e., three to seven years) with a portion of overall profitability anticipated to come from the sale of the asset.

     - OPPORTUNISTIC. Typically the most intricate strategies, which include development, redevelopment, acquisitions from distressed sellers, restructurings, etc., with a high portion of ultimate value related to the ultimate sale of the property. These strategies generally employ higher risk and leverage, but can generate the highest overall returns. Certain debt and structured-finance investments fall into this category, although the return from such investments is generally more weighted to current return than to the sale of the asset.

The U.S. economy over the past four years has been in a down-cycle, struggling to correct from the excesses of an over-heated capital market in the late 1990's. Helped by coordinated and stimulative monetary and fiscal policy actions set against a background of low inflation and low interest rates, the Adviser believes that the economy has now completed its corrective phase and, as evidenced by improving trends throughout 2004, appears to be in the early stages of a sustained recovery and a new growth cycle.

Commercial real estate is a lagging sector, historically trailing the timing of economic cycles. Despite the expected improvement in 2004 economic trends, that Adviser believes that the real estate fundamentals (in terms of occupancy, rental levels, net income and cash flow) are not yet in a growth mode and are not expected to show measurable improvement until 2005 at the earliest. Despite the weak fundamentals of the past several years, property valuations have remained strong as investors shifted allocations away from other investment sectors and into commercial real estate because of its relatively attractive return characteristics: higher current income and relatively low volatility. In the Adviser's view, this strength in property valuations, supported in part by lower interest rates, has enabled real estate to weather the broader economic downturn until new demands for space in all properties can be regenerated by a recovered and growing economy.

ACCESS TO PROFESSIONALLY-MANAGED, INSTITUTIONAL-QUALITY REAL ESTATE INVESTMENTS

On a relative basis, we believe that many investors remain under-allocated to real estate for a number of reasons:

     - CAPITAL REQUIREMENT. A significant financial investment is required to purchase individual commercial real estate assets, making it an impractical investment for most individual investors.

     - EXPERTISE REQUIREMENT. The management-intensive nature of real estate investing makes it non-viable for most non-professional investors.

As a result, most private investors have generally accessed real estate through pooled vehicles such as public and private REITs. Another alternative has been syndications of individual assets and real estate portfolios, generally focusing on the net-leased and core (i.e., fully leased and stabilized) asset classes. However, only core-type strategies are available to investors through these investment vehicles.

Value Added and opportunistic investing has remained largely the domain of institutional investors. Very few individual investors have had access to professional managers pursuing enhanced real estate return strategies. Such opportunities are typically limited to institutional investors and require minimum commitments of $5 to $10 million from each investor. Nevertheless, we believe the addition of these investment strategies to any diversified investment portfolio can enhance the performance of any real estate or overall investment portfolio, although there is no guarantee that it will do so. To our knowledge, we are the first registered investment company which allows individual investors the opportunity to access a selection of professional managers seeking enhanced returns from real estate investments.

ENHANCED RETURN STRATEGIES

Enhanced return real estate investment strategies (comprised of value added and opportunistic investing), generally involves (i) acquisitions (often either from distressed sellers or of currently out of favor property types), (ii) intense asset management, and (iii) a sale as soon as the asset has reached stabilization. The primary objective of the enhanced return investing is to generate higher overall returns than can be obtained from core property investments. Often, these investment opportunities are characterized by insufficient management attention, deferred capital investment, or market inefficiencies where existing ownership is under some form of financial pressure.

Timing is also an important factor in enhanced return strategies. While an asset is being repositioned or otherwise improved, cash flow may be limited. Therefore, the importance of achieving the optimal exit valuation is critical in order to achieve the targeted returns. Higher return real estate investment strategies demand a longer-term commitment of capital than do core strategies. While actual holding periods may be shorter, opportunities to liquidate assets may be severely hindered prior to completion of the required improvements.

Value Added and opportunistic real estate strategies require visionary entrepreneurial managers that are capable of (i) envisioning future value, (ii) calculating risk, and (iii) match the two appropriately. Professional investors should have the experience to acquire assets at a discount to replacement cost, develop new assets, reposition underutilized properties, recapitalize the property and remarket them on a stabilized basis to core property investors.

It is our opinion that there is a wide dispersion among managers active within enhanced return real estate investment strategies. Accordingly, investors should take great care in their investment approach, with a strong focus on diversification among experienced managers with access to the research, property management, and other relevant expertise, as a way to mitigate risk within their investment strategy.

THE CHARACTERISTICS OF REAL ESTATE RETURNS

Although there is much debate as to how much should allocated to real estate as a part of a diversified investment portfolio, the Adviser believes that real estate provides diversification benefits and that it belongs in most mixed-asset investment portfolios. Further, the Adviser believes that investors should seek access to the higher-grade, institutional-quality segments of the broader real estate market. In the Adviser's view, a well-diversified real estate investment strategy has historically provided:

     - FAVORABLE OVERALL RETURNS: Real estate investment returns have historically compared favorably with other asset classes. As shown in exhibit _, U.S. commercial real estate out-performed most other asset classes over the past one-, three-, and five-year periods. Historical performance of the real estate industry, as a whole, is not necessarily indicative of its future performance, or that of any of its segments. The actual performance of the Underlying Funds, and thus the Fund, may or may not reflect such historical performance.

     [CHART/GRAPH OF ANNUAL TOTAL RETURN S&P 500 VS NCREIF INDEX VS BOND INDEX FROM 19__ TO 20__ TO BE PROVIDED]

     - CURRENT INCOME: While the yields for many income-oriented investments have generally declined over 20 years (as inflation abated), the income yield from commercial real estate ranged from (i) 6% during the late 1980's, to (ii) 8% and 9% for most of the 1990's and (iii) is currently in the 7% to 8% range. Because income generally accounts for a more significant portion of total return relative to sale proceeds than in other investment categories, real estate returns historically have exhibited lower volatility than other equity asset classes. Historical performance of real estate industry income yields, as a whole, is not necessarily indicative of its future performance, or that of any of its segments. The actual performance of the Underlying Funds, and thus the Fund, and the level of income yields they achieve, may or may not reflect such historical performance.

     [GRAPH OF NCREIF INCOME RETURN, LONG-TERM US GOVT BOND YIELD, S&P YIELD, NAREIT DIVIDEND YIELD FROM 19__ TO 20__ TO BE PROVIDED]

     - LOW RETURN VOLATILITY. Commercial real estate returns have historically exhibited lower volatility than the general equity market as its current income component tends to support its residual value. In addition, since leases for commercial properties are typically for five or more years, and the expiration of leases within any one property are usually staggered over multiple years, rental income tends to be a weighted moving average of historical and current market rents. As a result, real estate returns are generally not in sync with current economic conditions. However, the stability of physical asset returns comes at a cost of poor liquidity, which favors long-term investors who can amortize transaction costs over multiple periods. Such historical volatility is not necessarily indicative of future volatility. The actual performance of the Underlying Funds, and thus the Fund, may or may not reflect these general characteristics.

     [CHART INDICATING VOLATILITY OF S&P VS BONDS VS NCREIF INDEX FROM 19__ TO 20__ TO BE PROVIDED]

     - LOW CORRELATION OF RETURNS: Private commercial real estate investments can be a good diversification tool relative to unexpected volatility in other asset classes. Although most investments are somewhat dependent on the economic cycle, the supply and demand equation for commercial real estate historically has been different from that of equities and bonds. Property markets are driven by different variables such as local zoning laws, demographics, rents and the property supply/demand cycle. The implication, therefore, is that investors can reduce the volatility of their portfolios (increase return for a given risk or decrease risk for a given return) by including property.

          As noted in the chart below, private real estate returns, as measured by the NCREIF index (which is an unlevered index) show extremely low correlation to either equity or bond indices The chart also illustrates that public REITs have a much higher correlation with the broader equity indices than private real estate. Such historical correlation is not necessarily indicative of future correlation. The actual performance of the Underlying Funds, and thus the Fund, may or may not reflect these general characteristics.

     [CHART OF RETURN CORRELATIONS: STOCKS, BONDS AND REAL ESTATE FROM 19__ TO 20__ TO BE PROVIDED]

SUMMATION

The Fund's Adviser believes that despite the generally improving economy and a lagging real estate market recovery, that real estate dislocations will continue to exist. Accordingly, the Adviser believes that investors should be focused on institutional-quality properties with upside potential and longevity of returns with the benefit of professional managers. The investment strategies of the Fund have been designed for individual investors to:

     - Take advantage of and participate in what is expected by the Adviser to be an improving real estate market over the next several years.

     - Have access to the high-grade institutional segment of the private real estate equity market

     - Build a broadly diversified portfolio of indirect fund interests managed by best-in-class mangers

     - Have the benefit of an actively managed of indirect interests that provide attractive net returns in absolute and relative terms and offers current income and the growth normally characterized by a healthy, growing economy and improved demands for commercial real estate space.

                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

Our investment objective is to seek long-term capital appreciation as well as current return. There can be no assurance that we will achieve our investment objective or avoid substantial losses. We are not intended to provide investors with a complete investment program.

We target aggregate returns from the Underlying Funds, net of all of our operating expenses, at an annual return of 12% and an annual minimum current yield of 5%; such returns may not be achieved and the investments may or may not produce any current return. Further, we target aggregate distributions to our shareholders to exceed their initial invested capital no later than the sixth anniversary of our closing.

We will seek the benefits of diversification by investing in a number of Underlying Funds that use a variety of investment strategies, all with regard to real estate related investments. The Adviser believes that a well diversified portfolio of private real estate investments will provide attractive risk-adjusted returns that have low performance correlations with other asset classes, such as common stocks and bonds.

While awaiting deployment into the Underlying Funds, capital will be invested in the Managed Account. The Managed Account will invest in short-term US Treasury obligations and other REIT-qualifying securities investments.

Our investment objective and, unless otherwise indicated, our investment strategies are not fundamental and may be changed by the Board without the approval of shareholders, although we have no current intention of doing so.

[CHART]

ANTICIPATED LIFECYCLE OF FUND

NOTE:

The duration of the Fund will be ten years from the Closing Date. However, the Board has the right, in its sole discretion, to extend the term for a period of time that allows each Underlying Fund to sell all of its investments and distribute the proceeds to the Fund, or to allow the Fund sufficient time to perform an orderly sale of its remaining securities and to distribute the proceeds to its Investors.

[CHART]

PRINCIPLE INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

We will seek a balance of capital appreciation and current return as well as diversification among real estate investment strategies. We will pursue our investment objective primarily by making investments in 10 to 15 Underlying Funds that offer the potential for capital appreciation and/or current return. The Underlying Funds, in turn, seek superior risk-adjusted returns by making and managing equity and debt investments in real estate assets, portfolios, joint ventures and operating companies. We will generally not invest in Underlying Funds that pursue "Core" strategies. A Core strategy is one in which the investor pursues properties that are perceived to have minimal leasing risk and limited redevelopment or Value Added opportunity. The Adviser believes that Core strategies in real estate generally target lower total returns and are generally available to investors through investment in REIT common equity shares in the public markets. We currently expect to invest our assets in Underlying Funds that will employ strategies seeking either greater current return or greater appreciation than Core strategies primarily by implementing one of the following strategies:

     - OPPORTUNISTIC STRATEGIES - We expect to invest between 50% and 60% of our assets in funds with "Opportunistic" strategies. Opportunistic Strategies are generally characterized as higher risk/reward investments in non-stabilized assets, including investments in real estate properties, subordinated loans in real estate and real estate entities. An opportunistic strategy may, or may not, produce any current return. Funds pursuing Opportunistic Strategies generally target an annual rate of return on equity net to the Fund of 14% or more, although such returns may or may not be achieved by the Underlying Funds. These funds may utilize considerable financial leverage (i.e., borrowing money) to achieve their objective.

     - VALUE ADDED STRATEGIES - Between 15% and 25% of our assets will be invested with managers employing strategies that seek a blend of income and appreciation, primarily through equity investment in commercial properties with "Value Added" possibilities. Value Added Strategies generally have lower risk and lower returns than opportunistic ones but seek more stable current return. Underlying Funds pursuing Value Added Strategies generally target an annual rate of return on equity net to the Fund between 12% and 14% of which 6% to 7% is current return; such returns may not be achieved by the Underlying Funds, and the investments may or may not produce any current return. The Adviser believes that investments with Value Added Strategies will provide additional current return while balancing the risk profile of the overall Fund.

     - CURRENT RETURN STRATEGIES - 25% to 35% of our assets will be invested with managers employing strategies intended to provide current return without significant appreciation potential. Funds that invest in Current Return strategies generally target annual current yields net to the Fund in the range of 12% to 17% with no anticipated capital appreciation; such returns may not be achieved by the Underlying Funds, and the investments may or may not produce any current return. The Adviser will allocate its Current Return Investments to Underlying Funds that focus on structured real estate financial products.

Utilizing its investment process, the Adviser has approved a number of Underlying Funds (each, a "Pre-Approved Underlying Fund") from which it intends to invest a majority of the net proceeds of the offering, which shall be allocated among the funds consistent with its Investment Strategies. Each of the managers of the Pre-Approved Underlying Funds has agreed to accept capital commitments from us, although the Adviser will determine its allocations to each Underlying Fund (including whether to invest) upon Closing of the Fund. See "Adviser's Investment Approval Process". However, there is no guarantee that any of the Pre-Approved Underlying Funds identified will be an Underlying Fund. Furthermore, we may invest in funds that are not identified as Pre-Approved Underlying Funds.

                       PRE-APPROVED UNDERLYING FUNDS

                       OPPORTUNISTIC STRATEGIES       VALUE ADDED STRATEGIES         CURRENT INCOME STRATEGIES
                       -------------------------------------------------------------------------------------------
                       JER Real Estate Partners       AG Core Plus Realty Fund,
                       III, L.P.                      L.P.
                       [additional funds to be        [additional funds to be        [additional funds to be
                       added]                         added]                         added]

With the exception of the Managed Account, we will not initially allocate more than 15% of our assets to any one Underlying Fund or 20% of our assets to any one Fund Manager. However, as a result of fluctuations in values of the Underlying Funds and distributions from and liquidations of the Underlying Funds, we anticipate that, over time, the percentage of our assets in one or more of the Underlying Funds may exceed 15%.

The Adviser will attempt to further diversify our investments among a number of elements, including:

     - STRATEGY - by employing a mix of Opportunistic, Value Added, and Current Return investment strategies;

     - MANAGER - by utilizing its investment process, the Adviser will identify what it believes to be best-in-class managers; for diversification, the manager shall initially invest no more than 15% of our assets in any one Underlying Fund or 20% of our assets with any one Fund Manager;

     - ASSET TYPE - by investing in Underlying Funds with equity investments in real estate assets, debt investments in real estate assets and equity investments in real estate-related businesses;

     - PROPERTY TYPE - by investing in Underlying Funds that make investments in office, retail, residential, industrial, hotel and other property types;

     - GEOGRAPHY - by investing in Underlying Funds that invest in various geographic areas, including the United States, as well as internationally; and

     - DURATION - by seeking to invest in Underlying Funds which utilize different time horizons for their investments to reach full value potential.

The following is an overview of the strategies that are used by the Investment Funds in which the Fund may invest.

OPPORTUNISTIC STRATEGIES

Funds pursuing Opportunistic Strategies do so by seeking situations where assets or interests in real estate assets can be acquired at prices below estimate of value or where value can be enhanced through intensive operational and/or financial management. These Opportunistic Funds pursue assets held by financial institutions, developers, public and private companies and public and private security holders. In addition, Opportunistic funds invest in real estate operating companies with a product and/or geographic expertise in situations where it is believed by the Fund Manager that additional growth capital will enhance these companies' performance.

Opportunity funds generally try to avoid widely marketed auctions of assets and intend to focus on privately negotiated transactions and off-market situations. By their nature, opportunity funds review a vast variety of situations in disparate geographic regions. Typically, they target situations that are less competitive due to financial, regulatory or tax complications and in these situations expect to leverage the experience and expertise of the senior fund managers in structuring complex transactions into lower effective purchase prices. Often opportunity funds will form working partnerships with regional and product specialists in order to provide the fund with specialized management expertise and greater deal sourcing capability. Opportunistic Strategies include:

          - ASSET AND PORTFOLIO ACQUISITIONS - In addition to buying single assets, funds often pursue portfolio acquisitions where it is believed that the value advantage of doing so is favorable. Depending on economic conditions, at times financial institutions can be sellers of real estate portfolios because of liquidity needs, asset reallocations or under-performance. The properties can be purchased directly or in joint venture with local or product specialists who the funds believe have strong asset management or product expertise. In most cases these investments are acquired in part with third-party debt financing. Depending on global economic conditions, the availability of these types of transactions vary by country and region.

          - REDEVELOPMENT PROJECTS - Opportunistic funds often pursue transactions that involve redevelopment or repositioning of a real estate asset or portfolio of assets. These investments may involve assets neglected by an undercapitalized owner/manager that can be renovated or redeveloped into institutional-quality property, or properties where a change of use or major design change will improve the financial performance of the asset. For example, change of use may involve converting an enclosed shopping mall into an open-air, grocery-anchored community shopping center, or converting a residential rental apartment building into a condominium ownership.

          - DEVELOPMENT PROJECTS - Depending on the strength of local economies reflected by, among other things, household formation, income growth, and job growth, at times there are shortages of commercial and/or residential space in certain markets. Moreover, in certain foreign countries there has historically been a lack of modern offices, retail, residential and industrial properties. Opportunity funds may at times seek to capitalize on these imbalances, typically by entering into a select number of development joint ventures in these undersupplied markets.

          - REAL ESTATE OPERATING COMPANY INVESTMENTS - Opportunistic funds at times make investments in operating companies that either own and manage real estate assets or provide management and other services to real estate owners. These investment strategies involve the financing or recapitalization of existing or newly formed private companies and may also involve investments in existing public companies. Private companies offer the advantages of public companies, such as dedicated management teams, economies of scale without the conflicts of interest, while, at the same time, providing multiple exit possibilities, ranging from asset liquidation to initial public offerings or mergers with other companies.

VALUE ADDED STRATEGIES

Real estate investors pursuing Value Added Strategies invest in properties that are well located but are in need of redevelopment, repositioning or recapitalization to maximize operating income and long-term value. In general, they seek to acquire portfolios of high-quality real estate that will generate cash flow and to add value to that portfolio by actively managing each property's market positioning, leasing and tenanting strategy, physical attributes and amenities, operating expenses and capital structure. The Value Added funds may also pursue limited risk development projects and invest in selected stabilized income producing assets that because of location, favorable acquisition pricing, deficiencies in current capital structure, anticipated changes in property of capital market conditions, or other factors, have attractive upside potential. Properties may be acquired directly in fee or leveraged fee or through joint ventures with experienced real estate operating partners.

Value Added funds are primarily focused on domestic investments, generally located in major U.S. metropolitan markets with favorable demographics, diversified economies and strong barriers to entry. Some exposure to secondary markets may also exist. Within these markets, the funds seek well-established, supply-constrained submarkets exhibiting strong fundamentals likely to support rental rate growth as the U.S. economy improves.

The Value Added funds generally target a mix of product types to provide diversification across varying real estate sectors, including retail, apartment, industrial and office properties, although equal allocation among the sectors is not expected. These funds evaluate various geographic locations to attempt to mitigate negative effects of major weather and natural disasters, economic changes in various regions, population movements, job growth patterns and cost of living adjustments. The Funds monitor the portfolio to prevent disproportionate exposure to any specific sector that may be sensitive to market and economic cycles. Further, once the properties are repositioned, the funds seek to manage tenant turnover in order to mitigate market re-leasing risk and minimize capital expenditures.

Value Added funds utilize financial leverage, with third-party debt on any one investment typically ranging between 50% and 70% of that investment asset's value.

CURRENT RETURN STRATEGIES

The Adviser expects to make investments with Fund Managers that pursue Current Return Strategies, which focus on mezzanine investments and structured real estate financial products.

     - MEZZANINE INVESTMENTS - Mezzanine investments are typically customized to each situation and take the form of debt or preferred equity, typically in return for equity participation or conversion rights and a range of control rights. The Mezzanine interests are typically senior to traditional equity and subordinate to traditional first mortgages or investment grade corporate debt. The fund managers will attempt to pre-plan workout risks and opportunities prior to the fund's investment. Mezzanine investments generally invest in the range of 65% to 85% of the value of the underlying asset. Loans may be sourced from financial institutions and private portfolios that are backed by real estate. Sellers of these loans often prefer privately negotiated transactions in order to dispose of loans quickly and quietly to minimize public attention.

          Mezzanine transactions are typically originated and then leveraged by syndicating or selling lower-yielding senior portions to securitization vehicles or to commercial banks, pension funds or insurance companies. These funds may jointly originate loans with senior lenders as well as purchase subordinate interest in financings originated by third parties. The amount of leverage provided to achieve targeted returns will vary. In the case of less financially stable properties, the funds may seek to increase total return through capital appreciation of the underlying real estate and use lower leverage.

     - STRUCTURED REAL ESTATE FINANCIAL PRODUCTS - Structured Real Estate Financial Products are generally investments in subordinated loans and are created from real estate debt portfolios including Commercial Mortgage Backed Securities ("CMBS"), REIT debt, investments in real estate collateralized debt obligations ("CDO"s). Funds often seek to accumulate real estate fixed income securities that are mispriced due to complexities that are not easily understood by the larger marketplace. The Adviser anticipates that managers pursuing this investment strategy will target an annual current return of 14% to 16%. These funds may utilize considerable financial leverage to achieve their objective, often by seeking to match fund these securities by the issuance of a CDO with the fund retaining the CDO equity.

USE OF LEVERAGE

The Adviser generally intends to limit our use of financial leverage, (i.e., our ability to borrow money), primarily to facilitate the funding of capital calls and our other short-term cash needs. The Adviser has arranged a credit facility secured by our assets to fund such needs through [Bank], which will not exceed 10% of our assets.

In addition, the Underlying Funds are expected to use leverage in their investments, and there will be no cap on the amount of such leverage, except as noted in their operating agreements. The income and net assets of a leveraged entity (such as the Underlying Funds) will tend to decrease in response to negative conditions at a greater rate than if borrowed money were not used, because this leverage will increase the exposure of such investments to adverse economic factors such as significantly rising interest rates, severe economic downturns or deteriorations in the condition of the real estate investment or its market. Lenders or other holders of senior positions will be entitled to a preferred cash flow prior to the Underlying Fund's receiving a return on leveraged investments, and, in the event an investment is unable to generate sufficient cash flow to meet the principal or interest payments on its indebtedness, the value of the Underlying Fund's equity investment in such investment could be significantly reduced or even eliminated. Moreover, if indebtedness is cross-collateralized, the Underlying Fund risks losing not only the equity value in the asset that is unable to generate sufficient cash flow to satisfy its indebtedness, but also the other pledged assets. Failure to obtain leverage may have a negative effect on the Underlying Funds, and therefore on us.

Under the requirements of the Investment Company Act, we must have an asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program we implement. For this purpose, asset coverage means the ratio which the value of our total assets, less liabilities and indebtedness not represented by senior securities (which includes borrowings), bears to the aggregate amount of borrowings represented by our senior securities. Any Potential credit agreement will likely limit our ability to pay dividends or make other distributions on the Shares unless we comply with the 300% asset coverage test. In addition, any potential credit agreement will likely not permit us to declare dividends or other distributions or purchase or redeem Shares: (1) at any time that any event of default under any potential credit agreement has occurred and is continuing; or (2) if, after giving effect to the declaration, we would not meet a 300% asset coverage test.

The use of leverage involves special risks. See "General Risks of Investing in the Fund--Borrowing".

PRE-APPROVED UNDERLYING FUNDS

The Adviser will invest the majority of our capital into the below Underlying Funds, all of which pursue real estate strategies that meet our investment criteria and have been approved by the Investment Committee pursuant to the Investment Process of the Adviser (See "Adviser's Investment Approval Process"). The Adviser has selected the Pre-Approved Underlying Funds based on the results of our Investment Process. Each of the managers of the Pre-Approved Underlying Funds has agreed to accept capital commitments from us, although the Adviser may approve other Underlying Funds and will determine its allocations to each Underlying Fund (including whether to invest) subsequent to our Closing.

                     GENERAL RISKS OF INVESTING IN THE FUND

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE UNDERTAKEN ONLY BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY TOGETHER WITH THE OTHER INFORMATION PROVIDED IN THIS PRIVATE PLACEMENT MEMORANDUM AND THE SUBSCRIPTION AGREEMENT, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL POTENTIAL RISKS AND SIGNIFICANT CONSIDERATIONS ASSOCIATED WITH AN INVESTMENT IN THE FUND. OUR SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL AND TAX ADVISORS PRIOR TO COMMITTING TO INVEST.

RESTRICTIONS ON TRANSFER AND WITHDRAWAL. The Shares are illiquid assets for which there is currently no secondary market nor is it expected that one will develop. The Shares have not been registered under the Securities Act or under the securities law of any other jurisdiction. Each potential Investor will be required to represent that it is an "accredited investor" under the Securities Act and a "qualified client" under the Advisers Act (persons meeting these standards, "Eligible Investors") and that it is acquiring Shares for investment and not with a view towards distribution or resale and that it understands it must bear the economic risk of an investment in the Fund for an indefinite period of time. In addition, the transfer of a Share requires the prior written consent of the Adviser, which consent may be given or withheld at its sole discretion and may include such terms and conditions as the Adviser shall deem appropriate at its sole discretion. Transfers, if permitted, may only be made to accredited investors. Consequently, the purchase of a Share should be considered only as a long-term and illiquid investment.

NO OPERATING HISTORY FOR THE ADVISER AND THE FUND. While the principals of the Adviser have extensive experience in real estate transactions for many years, the Adviser and the Fund have no prior operating history upon which an Investor can base a prediction of future success or failure. Investors must rely solely and exclusively on the judgment and efforts of the Adviser to successfully select and invest in Underlying Funds and manage the affairs of the Fund.

INVESTORS' LACK OF CONTROL OF MANAGEMENT OF THE FUND AND THE UNDERLYING FUNDS. Investors will not have an opportunity to evaluate the Underlying Funds that will be acquired by the Fund or the properties or other investments that will be acquired by the Underlying Funds. The management of the affairs of the Fund will be vested exclusively in the Adviser, the management and affairs of each Underlying Fund will be managed by the Underlying Fund's investment manager (the "Fund Managers"), and each Investor must rely upon the ability of the Adviser and Fund Managers with respect to the selection and origination of Underlying Funds and investments which the Fund and Underlying Funds will acquire. An Investor cannot take part in the management or control of the business of the Fund or any Underlying Fund and will not have an opportunity to evaluate for itself the relevant economic, financial and other information regarding the investments which the Fund and Underlying Funds will acquire. No assurance can be given that the Adviser or Fund Managers will be successful in selecting suitable investments or that the objectives of the Fund or any Underlying Fund will be achieved.

UNDERLYING FUNDS NOT REGISTERED. The Underlying Funds will not be registered as investment companies under the Investment Company Act. Accordingly, we will not be entitled to the protections of the Investment Company Act with respect to the Underlying Funds. In addition, the Fund Managers or partners of the Underlying Funds may not be registered as advisers under the Advisers Act.

LIABILITY FOR RETURN OF DISTRIBUTIONS. If an Underlying Fund is otherwise unable to meet its obligations, we may, under applicable law, be obligated to return to the Underlying Fund, with interest, cash distributions previously received by us to the extent such distributions are deemed to constitute a return of its capital contributions or are deemed to have been wrongfully paid to us. In addition, we may be liable under applicable federal and state bankruptcy laws to return a distribution made during an Underlying Fund's insolvency.

RELIANCE ON KEY PRINCIPALS. The Fund's success depends in substantial part upon the skill and expertise of the individuals identified under "Management" as being responsible for selecting the Underlying Funds and managing those investments. The loss of any of our key employees would likely have a significant detrimental effect on the business.

SUBSCRIPTION FOR LESS THAN THE MAXIMUM NUMBER OF SHARES. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for diversification of the Fund's investments may be decreased and the returns achieved on those purchased may be reduced as a result of allocating all Fund expenses among a smaller capital base.

LIMITED ABILITY TO DIVERSIFY. We are a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of our assets that may be invested in the securities of any one issuer. However, we generally will not invest more than 15% of the value of our assets (measured at the time of purchase) in the securities of one single Underlying Fund. Our ability to diversify our investments will depend upon the our ultimate size relative to the size of the available investment opportunities. Although we are limited in our ability to invest aggregate commitments in any one investment as described in this Private Placement Memorandum (see "Summary of Principal Terms"), the Adviser will have sole discretion within such limitation to select investments for the Fund. However, regulatory concerns of certain of the Underlying Funds may limit the Fund's ability to acquire more than 10% of that Underling Fund's voting securities. In addition, unforeseen circumstances may cause the Fund to limit the number of its investments or type of investment activity. In such cases, poor performance by one or more of the Underlying Funds could severely affect the Fund's total returns and profitability. The risks associated with lack of diversification increases with the total amount of the Underlying Funds distributions and the number of Underlying Funds that have liquidated.

RISKS OF CONTINGENT LIABILITIES UPON THE DISPOSITION OF INVESTMENTS. In connection with the Underlying Funds' disposition of certain types of investments, particularly corporate finance investments, the Underlying Funds may be required to make representations about the business and financial affairs of the investee company typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities laws. The Underlying Funds may also be required to indemnify the purchasers of such investment or underwriters to the extent that any representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by the Fund. The Underlying Funds' organizational documents may contain provisions to the effect that if there is any such claim in respect of an investment, it will be funded by the investors in the Underlying Fund to the extent of their unfunded commitments or to the extent that they have received distributions from the Underlying Fund, subject to certain limitations.

DIFFICULTY OF LOCATING SUITABLE INVESTMENTS. Inasmuch as the Adviser has not yet identified all the Underlying Funds, and the Underlying Funds have not yet identified all of the assets or companies in which they may invest, there are risks and uncertainties to Investors with respect to the selection of investments. The business of identifying and structuring real estate-related transactions is highly competitive and involves a high degree of uncertainty. No assurance can be given that the Fund or any Underlying Fund will be successful in obtaining suitable investments.

BORROWING. To the extent we borrow money, the value of our assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If our investments decline in value, your loss would be magnified if we had borrowed money to make its investments. It is anticipated that such borrowing will be on a short-term basis and not substantial.

If we do not generate sufficient cash flow from operations, we may not be able to repay borrowings within one year of incurring them, or we may be forced to sell investments at disadvantageous times in order to repay borrowings. Our performance may be adversely affected if we are not able to repay borrowings (because of the continued interest expense) or if we are forced to sell investments at disadvantageous times in order to repay borrowings. If we are forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of Units) our portfolio turnover rate will increase.

The rights of any lenders to receive payments of interest or repayments of principal from us will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain of our activities, including distributions (if any) to shareholders. Interest payments and fees incurred in connection with borrowings will increase our expense ratio and will reduce any income we otherwise have available for distributions. Our obligation to make interest or principal payments on borrowings may prevent us from taking advantage of attractive investment opportunities.

VALUATION OF OUR INVESTMENTS. For those of our assets for which no public market exists, the Board will determine the fair value of our assets in good faith based upon relevant available information. The Board will rely in part on valuations reported to it by the managers of the Underlying Funds. There can be no assurance that the valuation provided by the Board or the sponsors of the Underlying Funds will ultimately reflect the actual price that we would realized upon sale of the asset. See "Net Asset Valuation."

TEMPORARY INVESTMENT OVERWEIGHTING. While it is our intention to limit the initial capital allocation to any Underlying Fund to no more than 15% of the net proceeds of the offering, we will initially invest substantially more than 15% of the net proceeds of the offering into the Managed Account. The capital invested in the Managed Account will decline as each Underlying Fund calls capital from us; however, the balance may temporarily increase as a result of the timing difference between distributions from Underlying Funds and quarterly distributions to our shareholders. Subsequent to our reaching Final Allocation, it is anticipated that the percentage of our NAV in one or more of the Underlying Funds may exceed 15% due to fluctuations in values of the Underlying Funds and distributions from and liquidations of the Underlying Funds.

INVESTOR'S TAX STATUS. While many of our shareholders are expected to be U.S. taxpayers, the preponderance of investors in the Underlying Funds are expected to be institutional investors that are not subject to U.S. federal income tax. It is possible that an Underlying Fund, faced with choosing between alternatives that favor either a non-tax paying investor versus a tax paying investor, will choose the alternative that favors the former. The Fund, as a passive investor, will not generally have rights to exert influence over such decision making processes within Underlying Funds.

FEDERAL INCOME TAX RISKS. Although the provisions of the Internal Revenue Code relevant to your investment are generally described in "Federal Income Tax Considerations" beginning on page 52, we strongly urge you to consult your own tax advisor concerning the effects of federal, state and local income tax law on an investment in the Fund and on your individual tax situation.

NO ASSURANCES OF FUTURE DIVIDENDS. We intend to pay quarterly dividends and to make distributions to our shareholders in amounts equal to all or substantially all of our REIT taxable income in each year. This, along with other factors, should enable the Fund to qualify for the tax benefits accorded to a REIT under the Code. We have not established a dividend payment level. All distributions will be made at the discretion of the Board of Directors and will depend on our earnings, financial condition, maintenance of our REIT status and such other factors as the Board of Directors may deem relevant from time to time. There are no assurances as to our ability to pay dividends in the future.

RECENT CHANGE IN TAXATION OF CORPORATE DIVIDENDS. The Jobs and Growth Tax Relief Reconciliation Act of 2003 that was enacted into law on May 28, 2003, among other things, generally reduces to 15% the maximum marginal rate of federal income tax payable by individuals on dividends received from a regular C corporation. This reduced tax rate, however, will not apply to dividends paid to individuals by a REIT on its stock except for certain limited amounts. While the earnings of a REIT that are distributed to its shareholders will still generally be subject to less federal income taxation than earnings of a non-REIT C corporation which are distributed to its shareholders net of corporate-level income tax, this legislation could cause individual investors to view the stock of regular C corporations as more attractive relative to the stock of a REIT than was the case prior to the enactment of the legislation, because the dividends from regular C corporations will generally be taxed at a lower rate while dividends from REITs will generally be taxed at the same rate as the individual's other ordinary income. Unless further legislative action is taken, the provisions of the 2003 Tax Act will expire as of December 31, 2008.

REIT QUALIFICATION RULES. In order to qualify and remain qualified as a REIT, we must satisfy certain income, asset, and distribution tests, which require that a certain specified percentage of our income and assets be comprised of certain types of income and assets and that we distribute at least 90% of our REIT taxable income to our shareholders each year. Satisfying these requirements might limit our ability to undertake investments and activities that would otherwise be beneficial to us.

FAILURE TO QUALIFY OR REMAIN QUALIFIED AS A REIT. We intend to qualify as a REIT under the Internal Revenue Code, which will afford us significant tax advantages. The requirements for this qualification, however, are highly technical and complex and even a technical or inadvertent mistake could jeopardize our REIT status. If we fail to meet these requirements, our distributions will not be deductible to us and we will have to pay a corporate level tax on our income. This would substantially reduce our earnings, our cash available to pay distributions and your yield on your investment in the Fund. In addition, such a tax liability might cause us to borrow funds, liquidate some of our investments or take other steps which could negatively affect our operating results. Moreover, if our REIT status is terminated because of our failure to meet a technical REIT requirement or if we voluntarily revoke our election, we would generally be disqualified from electing treatment as a REIT for the four taxable years following the year in which REIT status is lost.

INABILITY TO COMPLY WITH THE INCOME DISTRIBUTION REQUIREMENTS APPLICABLE TO REITs. To obtain the favorable treatment associated with qualifying as a REIT, we must distribute to our shareholders with respect to each year at least 90% of our net taxable income. In addition, we are subject to a tax on the undistributed portion of our income at regular corporate rates and also may be subject to a non-deductible 4% excise tax on income that we distribute after the close of our taxable year. We could be required to borrow funds on a short-term basis to meet the distribution requirements that are necessary to achieve the tax benefits associated with qualifying as a REIT, even if conditions are not favorable for borrowing, which could adversely affect our financial condition.

                     RISKS OF INVESTING IN UNDERLYING FUNDS

GENERAL REAL ESTATE RISKS. Real estate, like many other types of long-term investments, historically has experienced significant fluctuations and cycles in value; thus, specific market conditions may result in occasional or permanent reductions in the value of the Fund. Investments generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate, including: (i) risks associated with both the domestic and international general economic climate; (ii) local real estate conditions; (iii) risks due to dependence on cash flow; (iv) risks and operating problems arising out of the presence of certain construction materials; (v) changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); (vi) the financial condition of tenants, buyers and sellers of properties; (vii) changes in availability of debt financing; (viii) energy and supply shortages; (ix) changes in tax, real estate, environmental and zoning laws and regulations; (x) various uninsured or uninsurable risks; (xi) natural disasters; and (xii) the ability of the Underlying Fund, third-party operators or borrowers to manage the real properties.

With respect to investments in the form of real property owned by the Underlying Funds, the Underlying Funds will incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property. With respect to investments in equity or debt securities, the Underlying Funds will in large part be dependent on the ability of third parties to successfully operate the underlying real estate assets. In addition, the Underlying Funds may invest in mortgage loans that are structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The Underlying Funds' investment strategies, which will frequently involve the acquisition of distressed or underperforming assets in a leveraged capital structure, may involve a high degree of legal and financial risk, and there can be no assurance that the Underlying Funds' target investment returns will be realized or that there will be any return of capital. There is no assurance that there will be a ready market for resale of investments because investments in real estate generally are not liquid. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Underlying Funds. The possibility of partial or total loss of capital will exist and investors in the Fund should not subscribe unless they can readily bear the consequences of such loss.

IMPORTANCE OF MANAGEMENT. Each of the Underlying Fund's success depends in substantial part upon the skill and expertise of the individuals that are responsible for selecting the Underlying Fund's investments and managing those investments. The loss of any of their key employees would likely have a significant detrimental effect on our investment.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. You should not view the track record of the senior management or manager of an Underlying Fund as a prediction (directly or indirectly) of any level of future performance of the Underlying Fund. The Underlying Fund's performance is dependent on future events and is, therefore, inherently uncertain. Past performance should not be relied upon to predict future events due to a variety of factors, including, without limitation, varying business strategies, different local and national economic circumstances, different supply and demand characteristics, varying degrees of competition and varying circumstances pertaining to the real estate capital markets.

POTENTIAL ADVERSE ECONOMIC CONDITIONS. General economic conditions in the United States and abroad, as well as conditions of domestic and international financial markets, may adversely affect the investments of the Underlying Funds, and, thus, the Fund. Unemployment, inflation, local recessions or other economic events resulting in a reduction of income of a substantial number of tenants or the financial failure of a major tenant of properties underlying or securing investments could have a material adverse effect on the value of such investments. Fluctuation in interest rates or other financial market volatility may restrict the availability of financing for future prospective purchasers of the underlying properties and could significantly reduce the value of such investments.

DIFFICULTY OF LOCATING SUITABLE INVESTMENTS. The activity of identifying, completing and realizing on attractive investments has from time to time been highly competitive, and involves a high degree of uncertainty. An Underlying Fund will be competing for investments with many other real estate investment investors. There can be no assurance that an Underlying Fund will be able to locate and complete investments that satisfy its return objectives, realize upon its values, or that it will be able to fully-invest its available capital.

HEDGING POLICIES/RISKS. In connection with the financing of certain investments, the Underlying Funds may employ hedging techniques designed to protect the Underlying Funds against adverse movements in currency and/or interest rates. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Underlying Fund than if it had not entered into such hedging transactions.

POTENTIAL ENVIRONMENTAL LIABILITY. Under various foreign and United States federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect an Underlying Fund's ability to sell real estate it acquires, either as an equity investment or through foreclosure on a loan investment, or to borrow using such property as collateral. In addition, some environmental laws create a lien on contaminated property in favor of the government for costs it incurs in connection with the contamination. In addition to clean-up actions brought by federal, state and local agencies and private parties, the presence of hazardous substances on a property may lead to claims of personal injury, property damage or other claims by private plaintiffs. Liability for the Underlying Funds may also arise due to occupational safety issues and concerns.

INVESTMENT IN TROUBLED ASSETS. The Underlying Funds may make investments in equity securities of troubled issuers, distressed debt or other troubled assets which involve a significant degree of legal and financial risk. Furthermore, investments in assets operating in workout modes or under Chapter 11 of the Bankruptcy Code, or the equivalent in foreign jurisdictions, are, in certain circumstances, subject to certain additional potential liabilities which may exceed the value of an Underlying Fund's original investment. For example, under certain circumstances, lenders who have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or counterclaims may be filed and lenders may be found liable for damages suffered by various parties as a result of such actions. In addition, under certain circumstances, payments to an Underlying Fund and distributions by the Underlying Fund to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay the ability of an Underlying Fund to realize on collateral for loan positions held by it or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the "cramdown" provisions of the bankruptcy laws.

BORROWING. The Underlying Funds may use a substantial amount of borrowing, or leverage, in connection with real estate investment strategies. Leverage increases the exposure of such investments to adverse economic factors such as significantly rising interest rates, severe economic downturns or a deterioration in the condition of the investment or its corresponding market. In the event an investment is unable to generate sufficient cash flow to meet principal and interest payments on its indebtedness, the value of the Underlying Fund's equity investment in such investment could be significantly reduced or even eliminated.

Some of the Underlying Funds may utilize a leveraged capital structure, in which case a third-party would be entitled to cash flow generated by such investments prior to investors in the Underlying Fund receiving a return. Such leverage will increase the risk of loss on a leveraged investment due to adverse economic factors such as rising interest rates, down turns in the economy or deteriorations in the condition of the investments. If the Underlying Fund defaults on secured indebtedness, the lender may foreclose and the Underlying Fund could lose its entire investment in the security for such loan. Because the Underlying Fund intends to engage in portfolio financings where several investments are cross-collateralized, multiple investments may be subject to the risk of loss. As a result, the Underlying Fund could lose its interests in performing investments in the event such investments are cross-collateralized with poorly performing or nonperforming investments. In addition, recourse debt, which the Underlying Fund reserves the right to obtain, may subject other assets of the Underlying Fund's investments to risk of loss. Tax-exempt U.S. investors should note that the use of leverage by the Underlying Funds may cause such investors to have "unrelated business taxable income."

UNDERLYING FUNDS MAY BE FINANCED THROUGH AFFILIATED ENTITIES. Applicable tax and regulatory considerations may sometimes lead to certain real estate investments being structured in a manner such that the Underlying Fund (or the entity through which the Underlying Fund makes an investment) obtains debt financing from (or enters into a similar transaction with) offshore funds affiliated with the Underlying Fund. In such cases, the equity interest of the Underlying Fund is subordinate to such loans and, accordingly, there may be circumstances in which the loans made by the other funds are repaid in full while the Underlying Fund is not able to recoup its investment. These transactions, however, are structured so that the projected return to the equity investment of the Underlying Fund, after taking into account such borrowings, if obtained, would exceed the return to the other funds with respect to their loans. As in all allocation decisions, the Underlying Fund's manager must weigh the conflicting interests of the different investors and funds in determining the amount to allocate to debt and equity and the terms of these loans. Additionally, the equity and debt holders with respect to an investment made by an Underlying Fund may have conflicting interests during the term of a particular investment, especially if the investment is not performing well. In addition, it may be possible that due to, among other things, unrelated business income tax considerations, the Underlying Fund may make loans in transactions in which other funds affiliated with the Underlying Fund make the equity investments. In such cases, as indicated above, the loan position, while senior to the equity, may earn a lower return than the other funds earn on their equity if the investment is successful, and similar considerations would apply with respect to the conflicting interests of the debt and equity holders.

LACK OF LIQUIDITY OF INVESTMENTS. It is unlikely that there will be a public market for the investments held by the Fund and Underlying Funds. The Fund and Underlying Funds generally will not be able to sell its investments publicly unless their sale is registered under applicable federal and state securities laws, or unless an exemption from such registration requirements is available. In some cases the Fund and Underlying Funds may be prohibited by contract from selling investments for a period of time. In addition, the types of investments held by the Fund and Underlying Funds may be such that they require a substantial length of time to liquidate. There is no assurance that there will be a ready market for resale of certain investments because investments in real estate generally are not liquid. Illiquidity may result from the absence of an established market for the real estate investments as well as legal or contractual restrictions on their resale by the Fund or Underlying Fund.

INVESTMENT IN PARTNERSHIPS AND OTHER ENTITIES. We and the Underlying Funds may make investments through partnerships, joint ventures or other entities. Such investments may involve risks not present in direct investments, including, for example, the possibility that a co-venturer or partner of ours or the Underlying Fund might become bankrupt, or may at any time have economic or business interests or goals which are inconsistent with those of the Fund, or that any such co-venturer or partner may be in a position to take action contrary to our investment objectives. Furthermore, if such co-venturer or partner defaults on its funding obligations, it may be difficult for us or the Underlying Fund to make up the shortfall from other sources. We or the Underlying Fund may be required to make additional contributions to replace such shortfall, thereby reducing the diversification of its investments. Any default by such co-venturer or partner could have an extremely deleterious effect on us, our assets and the interests of our shareholders. In addition, we or the Underlying Funds may be liable for the actions of co-venturers or partners. While the Adviser and Underlying Fund managers will attempt to limit our liability and that of the Underlying Funds by reviewing the qualifications and previous experience of co-venturers or partners, they do not expect to obtain financial information from, or to undertake private investigations with respect to, prospective co-venturers or partners.

EFFECT OF TAX STATUS OF UNDERLYING FUNDS. The Underlying Funds in which we intend to invest are expected to be treated as REITs or partnerships for federal income tax purposes. As a result, we will be deemed to own its proportionate share of the assets of the Underlying Funds based on its interest in partnership capital of each such Underlying Fund and will be deemed to have earned its allocable share of the partnership income of each Underlying Fund based on its interest in the partnership profits of such Underlying Fund. We intend to monitor the Underlying Funds to ensure that the character of the assets owned by the Underlying Funds, the types of income earned by the Underlying Funds, and the amounts available for distribution to us by the Underlying Funds will allow us to comply with the income, asset, distribution and other tests applicable to REITs. However, we cannot guarantee that our efforts with regard to the Underlying Funds will be sufficient to guarantee our continued qualification as a REIT, particularly in instances in which: (1) an Underlying Fund owns all or any part of its assets through lower-tier partnerships, (2) the Underlying Funds (or the lower-tier partnerships in which they own interests) do not timely report to us the amounts and character of income earned by them, (3) the Underlying Funds (or any partnerships in which they own interests) do not timely report to us acquisitions and dispositions of assets owned by them, (4) the Underlying Funds (or the lower-tier partnerships in which they own interests) do not make timely distributions of their cash flow to us, (5) we do not have the ability to prevent the Underlying Funds (or the lower-tier partnerships in which they own interests) from engaging in transactions that will produce non-qualifying income for purposes of the REIT income tests and (6) we do not have the ability to prevent the Underlying Funds (or the lower-tier partnerships in which they own interests) from purchasing non-qualifying assets or disposing of qualified assets for purposes of the REIT asset tests.

INVESTMENT IN SECONDARY PARTNERSHIP INTERESTS. The Underlying Funds may invest generally in minority positions in existing funds and partnerships. Investments in private funds and limited partnerships whose interests are not publicly traded can involve a greater risk than investments in publicly-traded companies. The ability of a minority investor in such funds and companies to influence their affairs or to protect their position is generally limited. As a result, the Underlying Fund may not be permitted to participate in the management and operations of such funds. Instead, the managers of such funds will have the sole authority to manage and operate such funds. Similarly, the Underlying Funds are not likely to obtain representation on the board of directors or any control over the management of any company in which they may invest. The success of each investment will depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. Moreover, the marketability of interests in such funds is restricted. Managers of the funds and limited partnerships in which the Underlying Funds hold secondary interests generally will receive compensation based on the performance of their portfolios and thus have an incentive to invest in higher risk investments that have the potential to produce higher returns.

UNINSURED LOSSES. The Underlying Funds may maintain insurance coverage intended to protect against liability to third parties and property damage as is customary for similarly situated businesses. However, there can be no assurance that insurance will be available or sufficient to cover any such risks. Insurance against certain risks, such as earthquakes or floods, may be unavailable, available in amounts that are less than the full market value or replacement cost' of underlying properties or subject to a large deductible. In addition, there can be no assurance the particular risks which are currently insurable will continue to be insurable on an economically affordable basis. Assets of the Underlying Fund may be at risk in the event of an uninsured liability to third parties.

RISKS OF LITIGATION. The Underlying Funds may make investments in distressed securities, which can be a contentious and adversarial process. Different investor groups may have qualitatively different, and frequently conflicting, interests. An Underlying Fund's investment activities may include activities that are hostile in nature and will subject it to the risks of becoming involved in litigation by third parties. This risk may be greater where the Underlying Fund exercises control or significant influence over a company's direction. The expense of defending claims against the Underlying Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Underlying Fund and would reduce net assets and could require the Fund to return distributed capital and earnings to the Underlying Fund. The Fund Manger will be indemnified by the Underlying Fund in connection with such litigation, subject to certain conditions.

INVESTMENTS IN DEBT. The Underlying Funds may originate performing debt investments and may acquire not only performing, but subperforming or nonperforming debt interests as well, which are secured by real estate. The Underlying Funds may also acquire unsecured debt interests that are issued by real estate companies, real estate investment trusts ("REITs") or that pertain to the owners of the underlying real estate. In addition to the risks of borrower default, the collateral may be mismanaged or otherwise decline in value during periods in which the Underlying Fund is seeking to obtain control of the underlying real estate. In addition, borrowers may contest enforcement of foreclosure or other remedies, seek bankruptcy protection against such enforcement and/or bring claims for lender liability in response to actions to enforce mortgage obligations. If any of the above occurred, an Underlying Fund's ability to make distributions to the Fund could be delayed or otherwise adversely affected. Moreover, because the Underlying Funds may attempt to obtain contractual rights to participate in or substantially influence the management of properties by borrowers, the likelihood is increased that a borrower may claim that the Underlying Fund interfered with the borrower's business, acted in bad faith in exercising its management rights or otherwise acted in a manner giving rise to a claim for lender liability. As a lender, an Underlying Fund may also be subject to penalties for violations of state usury limitations, which penalties may be triggered by contracting for, charging or receiving usurious interest.

It is anticipated that a substantial portion of an Underlying Fund's debt investments will not be rated by any nationally recognized rating agency. Generally, the value of unrated classes is more subject to fluctuation due to economic conditions than rated classes. Overall credit quality may move up or down frequently within this category. An Underlying Fund's acquisition of credit support classes of securitizations (which generally are expected to be first loss classes) which are unrated at the time of acquisition and which have lower ratings incrementally increase the risk of nonpayment or of a significant delay in payments on these classes. Should assets be downgraded, it may adversely affect their value and may adversely affect the value of the Underlying Fund.

RISKS ASSOCIATED WITH LOWER RATED COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Underlying Funds may invest in CMBS and other mortgage-backed securities, including subordinated tranches of such securities. The value of CMBS will be influenced by factors affecting the value of the underlying real estate portfolio, and by the terms and payment histories of such CMBS.

Some or all of the CMBS contemplated to be acquired by the Underlying Funds may not be rated, or may be rated lower than investment-grade securities, by one or more nationally recognized statistical rating organizations. Lower-rated or unrated CMBS, or "B-pieces," in which the Underlying Funds intend to invest have speculative characteristics, and can involve substantial financial risks as a result. The prices of lower credit quality securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic or real estate market conditions or individual issuer concerns. Securities rated lower than "B" by the rating organizations can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default. Existing credit support and the owner's equity in the property may be insufficient to protect the Underlying Fund from loss. As an investor in subordinated CMBS in particular, an Underlying Fund will be first in line among debt holders to bear the risk of loss from delinquencies and defaults experienced on the collateral.

The Underlying Funds may acquire subordinated tranches of CMBS issuances. In general, subordinated tranches of CMBS are entitled to receive repayment of principal only after all principal payments have been made on more senior tranches and also have subordinated rights as to receipt of interest distributions. Such subordinated tranches are subject to a greater risk of nonpayment than are senior tranches of CMBS or CMBS backed by third-party credit enhancement. In addition, an active secondary market for such subordinated securities is not as well developed as the market for certain other mortgage-backed securities. Accordingly such subordinated CMBS may have limited marketability and there can be no assurance that a more efficient secondary market will develop.

The value of CMBS and other mortgage-backed securities in which the Underlying Funds may invest, like debt investments in general, generally will have an inverse relationship with interest rates. Accordingly, if interest rates rise, the value of such securities will decline. In addition, to the extent that the mortgage loans which underlie specific mortgage-backed securities are prepayable, the value of such mortgage securities may be negatively affected by increasing prepayments, which generally occur when interest rates decline. Typically, commercial mortgage loans are not prepayable or are subject to prepayment penalties or interest rate adjustments, while the principal on most residential mortgage loans generally may be prepaid at any time without penalty.

RISKS ASSOCIATED WITH COMMERCIAL PROPERTY LOANS. The investments of some of the Underlying Funds will include loans or participations in loans, or securities whose underlying performance depends on loans made with respect to a variety of commercial real estate. Such investments are subject to normal credit risks as well as those generally not associated with traditional debt securities. Commercial property loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single family residences. Commercial property loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining "balloon" amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans and CMBS bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower's obligation. Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values. In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

The ability of the borrowers to repay the investments will typically depend upon the successful operation of the related real estate project and the availability of financing. Any factors which affect the ability of the project to generate sufficient cash flow could have a material effect on the value of the investments. Such factors include, but are not limited to, (a) the uncertainty of cash flow to meet fixed obligations, (b) adverse changes in general and local economic conditions, including interest rates and local market conditions, (c) tenant credit risks, (d) the unavailability of financing, which may make the operation, sale, or refinancing of a property difficult or unattractive, (e) vacancy and occupancy rates, (f) construction and operating costs, (g) regulatory requirements, including zoning, rent control and real and personal property tax laws, rates and assessments, (h) environmental concerns, (i) project and borrower diversification, (j) vandalism (with attendant security costs), and (k) uninsured losses. In addition, commercial properties often involve a single user or tenant, or relatively few tenants. Commercial property specification may be tailored to the requirements of particular users or tenants and, accordingly, it may be difficult, costly and time consuming to liquidate such properties or attract new tenants. Security underlying such investments will be in a junior or subordinate position to senior financing. In certain circumstances, in order to protect its investment, an Underlying Fund may decide to repay all or a portion of the senior indebtedness relating to the particular investment or to cure defaults with respect to such senior indebtedness. In a bankruptcy of a borrower, the investment would have a priority greater than other general creditors of the borrower but less than senior secured creditors. In addition to repayment risks, there may be restrictions on enforcement rights prior to maturity or foreclosure of the senior position resulting in the Underlying Fund's inability to realize upon or control the underlying assets.

MARKET FOR SENIOR INTERESTS. The Underlying Funds' strategies may depend, in part, upon their ability to syndicate or sell participations in, senior interests in their investments, either through capital markets collateralized debt obligation transactions or otherwise. There is no assurance that such transactions can be completed on terms that are favorable to the Underlying Fund and the inability to complete such transactions could adversely affect an Underlying Fund's performance.

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS; LENDER LIABILITY. Certain investments acquired by the Underlying Funds will be subject to risks relating to the legal aspects of mortgage loans. Depending upon the applicable state law governing mortgage loans (which laws may differ substantially), the Underlying Funds may be adversely affected by the operation of state law with respect to their ability to foreclose mortgage loans, the borrower's right of redemption, the enforceability of assignments of rents, due-on-sale and acceleration clauses in loan instruments, as well as other creditor's rights provided in such documents. In addition, the Underlying Funds may be subject to liability as a lender with respect to its negotiation, administration, collection and/or foreclosure of mortgage loans. Bankruptcy laws may delay the ability of an Underlying Fund to realize on its collateral or may adversely affect the priority thereof through doctrines such as equitable subordination or may result in a restructuring of the debt through principles such as the "cramdown", provisions of applicable bankruptcy laws.

NON-U.S. INVESTMENTS. The Underlying Funds may invest in real estate-related investments located outside of the U.S. Non-U.S. real estate-related investments involve certain factors not typically associated with investing in real estate-related Investments in the U.S., including risks relating to (if currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies and costs associated with conversion from one currency into another, (ii) differences between U.S. and non-U.S. real estate markets and (iii) certain economic and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital and the possibility of expropriation or confiscatory taxation. In addition, some of the Underlying Funds may make investments in a number of different foreign countries, some of which may prove to be unstable. With any investment in a foreign country, there exists the risk of adverse political developments, including nationalization, confiscation without fair compensation or war. Furthermore, in the case of investments in foreign securities or other assets, fluctuation in currency exchange rates will affect the value of the investments and any restrictions imposed to prevent capital flight may make it difficult or impossible to exchange or repatriate foreign currency. In addition, laws and regulations of foreign countries may impose restrictions or approvals that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Underlying Funds or Fund.

CURRENCY RISK. An Underlying Fund may invest in assets in countries where the U.S. Dollar is not the national currency. Thus, the performance of the Underlying Fund could be adversely affected by fluctuations in currency exchange rates between the U.S. Dollar and the national currencies of the countries where investments are located. To ameliorate such risks, an Underlying Fund may enter into currency hedging transactions, such as treasury locks, forward contracts, futures contracts, and cross-currency swaps. There can be no guarantee that instruments suitable for hedging currency of market shifts will be available at the time when the Underlying Fund wishes to use them, or that hedging techniques will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all.

EXPEDITED TRANSACTIONS. Investment analyses and decisions by Underlying Funds may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Underlying Fund at the time of an investment decision may be limited, and it may not have access to detailed information regarding the investment opportunity, such as physical characteristics, structural or environmental matters, zoning regulations or other local conditions affecting an investment. Therefore, no assurance can be given that the Underlying Fund will have knowledge of all circumstances that may adversely affect an investment. In addition, the Underlying Fund may rely upon independent consultants in connection with its evaluation of proposed investments; however, no assurance can be given that these consultants will accurately evaluate such investments and the Underlying Fund may incur liability as a result of such consultants' actions.

NATURE OF INVESTMENT. Investment in the Fund and Underlying Funds requires a long-term commitment, with no certainty of return. Investments in real estate-related assets and businesses have experienced severe financial difficulties, these difficulties may never be overcome. Some of the Underlying Funds and their assets will be highly illiquid, and there can he no assurance that we or any Underlying Fund will be able to realize on such investments in a timely manner. There may be little or no near-term cash flow available to the Investors. Partial or complete sales, transfers, or other dispositions of investments which may result in a return of capital or the realization of gains, if any, are generally not expected to occur for a number of years after an investment is made. Since we may only make a limited number of investments and since many of the investments may involve a high degree of risk, poor performance by a few of the investments could severely affect the total returns to Investors. This offering is a non-specified asset offering and the investors are not expected to have an opportunity to evaluate or approve specific assets prior to investing.

CONSEQUENCES OF DEFAULT. In the event that we default on our obligation to fund any of our commitments to an Underlying Fund when required, our interest in such Underlying Fund may be diminished and/or forfeited.

SUBSCRIPTION FOR LESS THAN THE MAXIMUM OFFERING. To the extent less than the maximum offering amount for any Underlying Fund is committed, the opportunity for diversification of that Underlying Fund's investments will be decreased and the returns on those investments sold will be reduced as a result of allocating all of the Underlying Fund's expenses among such investments.

EFFECT FROM CARRIED INTEREST. Because Fund Managers usually receive performance based compensation (i.e., have a "carried interest" in the Underlying Fund), they may have an incentive to make riskier or more speculative investments than would be the case in the absence of this arrangement.

MARKET CONDITIONS. Our strategies and those of the Underlying Funds may, in some investments, be based, in part, upon the premise that real estate assets will be available for purchase at prices that the Adviser or Fund Manager considers favorable. Further, investment strategies may rely, in part, upon more favorable market conditions developing. No assurance can be given that real estate assets can he acquired at favorable prices or that the market for such assets will recover, since this will depend, in part, upon events and factors outside the control of the Adviser and Fund Managers.

LIMITED INFORMATION. We and the Underlying Funds may not receive access to all available information to fully determine the origination, credit appraisal, and underwriting practices utilized with respect to the investments or the manner in which the investments have been serviced and/or operated.

LIMITATIONS ON REMEDIES. Although an Underlying Fund as a holder of a real estate loan will have certain contractual remedies upon the default by borrowers under certain investments, such as foreclosing on the underlying real estate or collecting rents generated there from, certain legal requirements may limit its ability to effectively exercise such remedies.

BANKRUPTCY CONSIDERATIONS. Investments made in assets operating in workout modes or under bankruptcy, insolvency or other debtor-protection codes could, if an Underlying Fund inappropriately exercises control over the management and policies of the debtors, be subordinated or disallowed, and the Underlying Fund could be liable to third parties in such circumstances. Furthermore, distributions made to an Underlying Fund in respect of such investments, and distributions by such Underlying Fund to the Fund, could be recovered if such distributions are found to be a fraudulent conveyance or preferential payment or the equivalent under the laws of certain jurisdictions. Bankruptcy laws may delay the ability of an Underlying Fund to realize on collateral for loan positions held by it or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the "cramdown" provisions of the bankruptcy laws.

LIABILITY FOR RETURN OF DISTRIBUTIONS. If an Underlying Fund is otherwise unable to meet its obligations, we may, under applicable law, be obligated to return, with interest, cash distributions previously received by them to the extent such distributions are deemed to constitute a return of their capital contributions or are deemed to have been wrongfully paid to them. In addition, we or our shareholders may be liable under applicable bankruptcy or insolvency laws to return a distribution made during the Underlying Fund's insolvency.

DEVELOPMENT RISKS. The Underlying Funds may acquire equity and/or debt interests in real estate developments and/or in businesses that engage in real estate development. To the extent that an Underlying Fund invests in such development activities, it will he subject to the risks normally associated with such activities. Such risks include, without limitation, those relating to the availability and timely receipt of zoning and other regulatory approvals, tenant lease up and absorption risk, the cost and timely completion of construction (including risks beyond the control of the Underlying Fund, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on the financial condition and results of operations of an Underlying Fund and on the amount of funds available for distribution to the Fund. Properties under development or properties acquired to be developed may generate little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion.

DIVERSE LIMITED PARTNER GROUP. The investors in the Underlying Funds may have investment, tax and other interests that conflict with us and our shareholders with respect to their investments in the

Underlying Fund. The conflicting interests may relate to or arise from, among other things, the nature of investments made by Underlying Funds, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with decisions made by the Fund Managers, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors' individual tax situations.

RISKS OF INVESTING IN REITs. Underlying Funds may be structured as REITs or may invest in the securities of public or private REITs. Investments in REIT securities are subject to special risks incident to investments in REITs, including:

     (i) Restrictions on ownership (which prohibit ownership of more than 9.9% of a REIT's shares by one investor), which are designed to ensure that the REIT does not violate certain share accumulation restrictions imposed by the federal tax laws on REITs; and which also may deter possible acquisitions of, or changes in control of, a REIT;

     (ii) Many REITs have small-to-medium sized market capitalizations. While a Fund Manager may believe REIT securities provide significant potential for appreciation, these securities may involve higher risks and greater stock price volatility than do investments in securities of larger companies; and

     (iii) Tax risks, including the risk of failure to continue to qualify as a REIT, risk of changes in the tax law that may cause REITs to be subject to corporate taxation, and may limit a REIT's ability to sell properties at a time when it is otherwise economically advantageous to do so, thereby adversely affecting returns to its stockholders.

INDUSTRY OR SECTOR RISK. We and the Underlying Funds may make an investment that is concentrated in a single industry or sector (such as health care facilities, hotels, multi-family homes, industrial property, theatres or gas stations), which investments are also subject to the specific risks of the particular industry or sector in which they operate.

RISK OF EARLY STAGE COMPANIES. We and the Underlying Funds may invest in Underlying Funds or companies at an early state of development, which involves a high degree of business and financial risk. Early-stage companies with little or no operating history may require substantial additional capital to support expansion or to achieve or maintain a competitive position, may produce substantial variations in operating results from period to period or may operate at a lass. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, marketing and service capabilities, and a larger number of qualified management and technical personnel. Such risks may adversely affect the performance of such investments and result in substantial losses.

                    SUMMARY OF PRE-APPROVED UNDERLYING FUNDS

The summaries of the Underlying Funds provided below are not intended to provide a complete description of all material aspects of the Underlying Funds or the terms of our investments in them. Rather, they are intended to outline certain significant aspects of the Underlying Funds. More information about the Underlying Funds is contained in their respective private placement memoranda (including supplements and exhibits thereto), which will not be available to investors in the Fund.

JER REAL ESTATE PARTNERS III, L.P.

STRATEGY:                              OPPORTUNISTIC
---------------------------------------------------------------------------
Manager's Formation Date:              1981

Manager's Assets Under Management:     $11.7 billion

Key Principals:                        Joseph E. Robert, Jr.,
                                       Deborah Harmon and Malcolm Le May

Stated Minimum Investment:             $10  million

Commitment Investment Period:          4 years from Final Closing Date

Term of Fund:                          9 years with two one-year extensions

Focus:                                 Real estate assets, debt and
                                       debt-securities in all types of
                                       assets located primarily in the U.S.

Manager's Financial Commitment:        $10 million

SUMMARY. The J.E. Robert Companies ("JER") was founded in 1981 by Joseph E. Robert, Jr. and has developed a reputation as one of the premier real estate investment and asset management firms. JER has developed this reputation through its investment performance, integrity and ability to profitably invest in turbulent capital markets. Over the past 12 years, JER, together with its financial partners, has acquired over 14,000 assets with a gross investment in excess of $11 billion.

JER has formed JER Real Estate Partners III, L.P. ("JER Fund III") to continue JER's real estate investment activities primarily in North America and is seeking capital commitments of $750 million. JER Fund III held an initial closing on October 17, 2003 with total capital commitments of $334 million. JER currently conducts its global real estate investment activities through JER Real Estate Partners, L.P. and its affiliated partnership ("JER Fund I"), JER Real Estate Partners II, L.P. and its affiliated partnerships ("JER Fund II") and JER Real Estate Partners Europe, C.V. and its affiliated partnership ("JER Europe Fund I" and together with JER Fund I and JER Fund II, the "Prior JER Funds"). JER Fund I was formed in July 1997, JER Fund II was formed in May 1999 and JER Europe Fund I was formed in December 1999. JER has recently formed JER Real Estate Partners Europe II, L.P. and its affiliated partnership ("JER Europe Fund II"), but this fund has not yet made any investments.

As of September 30, 2003, the Prior JER Funds together with their respective financial partners have acquired over 10,000 assets with a gross investment of $5.4 billion in 87 separate transactions, including real estate assets and property portfolios; mortgages, loan portfolios and commercial mortgage backed securities ("CMBS"); and investments in real estate operating companies. These

----------
assets are located in seven countries including the United States, Canada, Mexico, France, the United Kingdom, Spain and Portugal.

Through the Prior JER Funds, JER Fund III and JER Europe Fund II, JER currently manages $1.65 billion of committed capital on behalf of pension funds, endowments, financial institutions and other private equity investors domiciled in the United States and internationally.


From 1991 to 1997, JER, through a series of partnerships and ventures with major international financial institutions, including Goldman Sachs, The Blackstone Group, Lehman Brothers, CS First Boston, GE Capital and Cargill, invested $1.9 billion in equity to make 75 separate investments in real estate related assets totaling approximately $10 million in sellers' book value and representing approximately 3,300 assets.

JER INVESTMENT PHILOSOPHY. Diversification permeates JER's underlying investment philosophy to reduce risk. JER Fund I and JER Fund II have achieved diversification as to transaction type, product type, geographic location and tenancy. JER applies a rigorous and disciplined approach to determine whether a prospective investment can achieve JER's targeted, risk-adjusted returns. Furthermore, JER often invests in large complex portfolio transactions with multiple real estate, legal, financial and tax issues which allows JER to take advantage of the arbitrage between the trading price and underlying value of the assets. JER attempts to minimize risk by focusing primarily on investments that generate current cash flow and utilizes modest levels of leverage to limit downside.

INVESTMENT TEAM. JER believes that the most significant factor contributing to a successful investment record is having a team of experienced professionals to execute the company's investment strategy and adhere to the company's core values. JER's senior leadership has established a conservative and disciplined underwriting approach that has consistently produced a strong investment track record over the past two decades.

Joseph E. Robert, Jr., Chairman and CEO, founded JER as a whole loan workout and real estate asset management firm in 1981. In the late 1980's and early 1990's, JER was one of the largest private contractors to various U.S. governmental agencies during the savings and loan crisis. During this period, JER developed and executed multiple disposition and securitization strategies for the distressed real estate and mortgage portfolios held by these agencies. After the savings and loan crisis Mr. Robert successfully transitioned the business from a service provider to a global principal investor and operating partner working with top-tier financial institutions.

Deborah Harmon, President and CIO, joined JER in 1991 to create strategic capital alliances and build the company's direct investment business. Ms. Harmon oversaw JER's acquisition of $7.4 billion of investment with Goldman Sachs. Prior to joining JER, Ms. Harmon worked at Bankers Trust in the real estate investment banking group for nine years and last held the position of Managing Director.

Malcolm Le May, European President, joined JER in 2003 with overall responsibility for the development of strategy and the management of operations relating to investments by JER funds across the U.K. and continental Europe. Mr. Le May is based in JER's London office. Prior to joining JER, was with Morley Fund Management in London where he served as Deputy Chief Executive and Managing Director, U.K. and continental Europe, with responsibility amongst other functions for property and real estate.

AG CORE PLUS REALTY FUND, L.P.

STRATEGY:                              VALUE ADDED
--------------------------------------------------------------------------

Manager's Formation Date:              1988

Manager's Assets Under Management:     $9 Billion

Key Principals:                        John M. Angelo
                                       Michael L. Gordon
                                       Keith F. Barkett

Stated Minimum Investment:             $5 Million

Commitment Investment Period:          3 Years

Term of Fund:                          9 Years with two one-year
                                       extensions

Focus:                                 Real estate assets with some
                                       repositioning issues in all types
                                       of assets located primarily in the
                                       U.S.

Manager's Financial Commitment:        3% of commitments, up to a
                                       maximum of $10 million

SUMMARY. AG Core Plus Realty Fund, L.P. ("AG Core Plus") is a real estate investment fund being formed by Angelo, Gordon & Co., L.P. ("Angelo, Gordon") to make core plus investments in commercial real estate. AG Core Plus will focus primarily on the acquisition of equity interests in high-quality office, retail, multifamily and industrial real estate in the 20 largest U.S. markets, and will focus on real estate assets where Angelo, Gordon can utilize its value-added expertise to enhance returns. AG Core Plus will expand on Angelo, Gordon's opportunistic real estate investment activities, which focus on the acquisition and repositioning of sub-performing real estate properties. Angelo, Gordon believes that relatively high yields on stable real estate, coupled with its value-added approach, will allow it to earn favorable and stable rates of return. Furthermore, the low interest rate environment will enhance these returns through the use of modest leverage.

BACKGROUND IN REAL ESTATE. Following several years of investing in distressed debt secured by real estate assets, Angelo, Gordon, in 1993, began making equity investments in opportunistic real estate. Today, Angelo, Gordon is a significant investor in the U.S. opportunistic real estate marketplace. The opportunistic strategy emphasizes the purchase of sub-performing real estate assets from owners who lack the capital, the patience or the expertise to improve cash flow and value. Real estate assets are purchased where Angelo, Gordon believes that the sub-performance can be corrected with competent management and adequate resources. Generally, Angelo, Gordon will form an alliance and work in tandem with a local operating partner to correct the asset's performance, increase cash flow, and add value. Today, Angelo, Gordon has a network of approximately 30 operating partners and numerous brokers, consultants and sellers with whom it works closely to execute its opportunistic strategy.

In the past ten years, as the real estate market has generally recovered, both market rents and investment demand for real estate have increased. Angelo, Gordon is currently investing its fifth opportunistic fund AG Realty Fund V, L.P. Angelo Gordon believes that the core plus and opportunistic businesses are complementary with one another by increasing deal flow, operating partner relationships and market knowledge.

CORE PLUS INITIATIVE. Angelo Gordon began investing in core plus real estate in 2002. Its initial investments were made on behalf of a $70 million fund which invested in two core plus investments. This fund is fully invested. Based on the success of these initial core plus investment, Angelo, Gordon is seekin to raise this larger fund to acquire and manage core plus investments. It is anticipated that there will be current return from annual operating income which will be distributed quarterly to investors. These targeted returns typically are not predicated on any improvements in underlying market rents or underlying investment demand for real estate assets. Angelo, Gordon believes it can continue to invest in markets where favorable supply/demand characteristics are likely to continue, resulting in stable AG Core Plus returns. There can be no assurances, however, that its targeted rates can be achieved or that the favorable market characteristics will continue.

AG Core Plus' targeted holding period for assets will be six to seven years. The exit timing will be dependent on AG Core Plus' completion of its repositioning, the timing of tenant lease rollovers, the investment sales market and other variables. AG Core Plus will seek to invest in a portfolio of assets that, after stabilization, (i) will be highly sought after by traditional institutional real estate investors and (ii) will continue to appreciate even after asset underperformance has been corrected. Angelo, Gordon will, therefore, seek opportunities to purchase assets with all or some of the following fundamental strengths:

     - Clearly identifiable reasons for underperformance and a well defined and achievable plan for turnaround.

     -    Predictable and stable cash flow with a high current income component.

     - Purchase price and forecasted stabilized value that are at discounts to replacement cost.

     -    Favorable long-term demand growth in the local market.

     - Barriers to new supply in the local market due to restrictions on land availability, zoning or entitlement.

     -    Physical product that is unlikely to become obsolete.

MANAGEMENT. AG Core Plus will be managed by a team of experienced real estate investment professionals. The team's experience encompasses all aspects of both real estate investment management, including acquisition, financing, disposition, leasing and construction management of a broad range of real estate product types in geographic regions across the country. The purchase of assets which require repositioning demands a great deal of discipline and operating experience supported by fundamental research, a cornerstone of Angelo, Gordon's investment approach.


     [Descriptions of additional Underlying Funds to be added by amendment.]

                      ADVISER'S INVESTMENT APPROVAL PROCESS

The Adviser generally employs a five-step process in structuring and monitoring our portfolio. Each fund investment recommendation must survive several layers of review, subjecting the candidate fund (each, a "Candidate Fund") to rigorous scrutiny of its merits.

     - INVESTMENT STRATEGY DESIGN - The Adviser designed our overall objective and investment strategies based on its judgment and experience in the real estate industry and capital markets and review of a qualitative forecast of developing market, economic and financial trends.

     - INITIAL CANDIDATE FUND SCREEN - The Adviser conducts an initial screen of the universe of potential Underlying Funds to select a number of Candidate Funds, which primarily fit within our overall strategy and investment criteria and are expected to be raising capital during our commitment period.

     - MANAGER UNDERWRITING AND APPROVAL - The Adviser conducts detailed underwriting of the Candidate Funds based on qualitative and quantitative standards including a review of historical returns as well as a due diligence review of each Candidate Fund's decision-making process, investment procedures, valuation process and financial reporting. Based upon the Adviser's detailed evaluation and due diligence review, the Investment Committee will determine whether to invest into the Candidate Fund.

     - PORTFOLIO CONSTRUCTION - The Adviser selects and recommends an investment allocation among a select group of approved funds. In aggregate, the Investment Committee will seek to achieve our investment objective with regard to target return and diversification. We will not initially invest more than 15% of our assets in any one Underlying Fund or 20% of our assets with any one Fund Manager.

     - ASSET MANAGEMENT AND PORTFOLIO MANAGEMENT - The Adviser actively monitors our investments as well as decisions with regard to harvesting of investments. The Adviser will typically maintain regular contact with the Fund Managers, participate in investor meetings, and reviews reports provided by the Underlying Funds including period financial reports. Further, the Adviser will recommend to the Board when to harvest (i.e., sell) investments in Underlying funds, based on its judgment on the performance and other conditions at such fund as well as evolution of macro and micro economic conditions affecting the Underlying Fund's investments.

The following provides greater detail of each of the steps of the Investment Adviser's five-step process.

INVESTMENT STRATEGY DESIGN

The Adviser has utilized a research-based methodology based on its judgment regarding macro- and micro-economic issues that drive the property business, such as interest rates, lending trends, development trends and forecasts, insurance, employment, economic growth, regional issues, global geopolitical and currency issues, capital access, as well as political and public policy matters which affect supply and demand characteristics of property markets like economic subsidies and zoning. Utilizing this judgment, the Adviser creates a target investment allocation of how it will invest the net proceeds across various investment strategies, leverage strategies, asset types, property types, geographic regions and durations (the "Macro-Allocation").

Based on its experience and expertise in real estate and the capital markets, the Adviser has applied its research-based Macro-Allocation to develop its Investment Strategy of investing in 7 to 15 Underlying Funds, each with its own special expertise and stated investment objective and strategy, so as to have a diversity of investments in Underlying Funds with respect to the following:

     -    Strategy         Balanced by employing a mix of Opportunistic, Value
                           Added, and Current Return Strategies;

     -    Manager          Utilize investment process to identify best-in-class
                           managers; initially invest no more than 15% of our assets in any one Underlying Fund or 20% of our assets with any one Fund Manager;

     -    Asset type       Real estate equity, debt, and entity-level
                           investments;

     -    Property type    Investments across all property types, including
                           office, multifamily residential, retail, hotel, etc.;

     -    Geography        Primarily domestic with selective exposure to
                           international opportunistic strategies; and

     -    Duration         A balance of short-term, intermediate, and long-term
                           investment strategies.

SCREEN OF INITIAL CANDIDATE FUNDS

The Adviser conducts an initial screen of the universe of real estate private equity funds to select a number of Candidate Funds, particularly focusing on funds in which (a) the Adviser believes that its Manager is of the highest quality, (b) are generally expected to pursue a investment strategy that is compatible with our investment objective and strategies, and (c) are expected to be in the market raising capital during our investment period. At this initial screen stage the Adviser's basic criteria include, but are not limited to:

                              -    Successful track record of real estate
                                   investing;

                              -    Alignment of interests with its investors;

                              -    Stable, experienced team of professionals;

                              -    Operational and/or industry expertise;

                              -    Effective internal investment process;

                              -    Strong financing and structuring skills;

                              -    Proprietary deal flow; and

                              -    Ability to create value.

Typically, the Adviser will meet with the Fund Manager of a Candidate Fund and review the fund's offering memoranda, which may include confidential performance data as well as public information. The Adviser seeks to identify fund managers whom the Adviser believes share its high ethical standards, possess superior expertise and are best positioned to execute successful real estate investments. Based on its initial review of the Candidate Fund as well as the Adviser's perspective gained from its experience and network, the Adviser will qualify those Candidate Funds that satisfy the Fund's basic investment criteria for potential investment.

MANAGER UNDERWRITING AND APPROVAL

The goal during the Manager Underwriting and Approval stage is to identify from the pool of Candidate Funds those which we will ultimately approve for investment by us (each, a "Approved Underlying Fund"). As of the Closing of the Fund, pursuant to the Investment Process described herein, we have approved a number of Candidate Funds for investment by us and inclusion in the Investment Portfolio (each, a "Pre-Approved Underlying Fund"). The Adviser will conduct both quantitative and qualitative aspects of the evaluation with each candidate during this stage of the process, combining a highly analytical approach with a subjective review. The Adviser places a premium on the value of people and experience as well as investing and delivering results as promised during the capital raising process. Therefore, leveraging the collective knowledge and experience of the Adviser, we will draw upon prior experience, relationships, and market knowledge to identify the most promising fund managers. The Adviser will conduct a due diligence investigation of the managers which typically includes the following steps:

     - DUE DILIGENCE - Meetings with the principals and staff of the Candidate Fund Manager in order to conduct an in-depth review of track record, prospective investment strategies, due diligence and decision-making processes and investment procedures, risk tolerances, investment reporting, depth of talent and experience, compliance, tax, legal, finance, operations, and other relevant matters. Thorough review of information such as offering memoranda, audits, management letters and past performance.

     - QUESTIONNAIRE - Require the managers of each Candidate Fund to provide a detailed due diligence questionnaire that provides extensive background on the fund manager, its principals and employees, and its prior performance.

     - REFERENCE CHECKS - Interviews with prior relationships of the Candidate Fund managers including investors, capital partners and employees to confirm the ability of the fund managers and their investment professionals to successfully execute and manage their investment strategies both pre- and post-acquisition.

The overall goal of the Manager Evaluation process is to select those funds and fund managers which the Adviser believes are best positioned to execute successful real estate investments. In its consideration of potential fund approval, the Adviser utilizes a number of investment criteria, which generally relate to Investment Strategy and Process, Organization, Track Record and Financial Reporting:

INVESTMENT STRATEGY AND PROCESS

     - INVESTMENT PHILOSOPHY - The investment philosophy of the manager's principals, and their rationale behind historical and current portfolio holdings; idea generation and use of research in achieving overall investment objective; ability to absorb an increase in assets under management without a resulting diminution in returns; and distribution policies and practices.

     - INVESTMENT PROCESS - To obtain a better understanding of the investment process (which includes transaction sourcing, due diligence, management and disposition) being employed by the Candidate Fund's manager and to assure that such manager's investment process is consistent with the Management Strategy to which the Fund is seeking to gain exposure.

     - RISK MANAGEMENT - To understand the risk tolerances of the manager regarding exposures to industries, product types, lease roll-over, credit, etc. and assessing the thoroughness of procedures relating to compliance, fiduciary administration, fraud, legal matters and operations. The Adviser will seek managers who have a clear understanding of the risks undertaken, a clear analytical framework to continually monitor risk, and a culture that encourages all employees to actively engage in the practice of sound risk management.

     - ALIGNMENT OF INTEREST - Determine whether the Fund Manager and employees collectively and individually share in the risk and rewards of the investment strategy including; determination of alignment of interest based on whether key investment personnel are required to invest in the Candidate Fund.

ORGANIZATION

     - LEADERSHIP, MISSION AND VALUES - Determination of whether or not management has a clear and realistic vision for the manager and whether it can articulate a reasonable plan for achieving its goals. Determine whether the Manager possesses the high ethical standards that the Adviser demands of its Underlying Fund managers. The Adviser will make its determination based upon its own experience in the real estate and capital markets as well as reference checking with market participants who have conducted business with the Manager and competitors of the Manager.

     - ORGANIZATIONAL EXPERIENCE - Careful review of the management team of the Manager to ensure balance as well as appropriate experience and background; determination of the depth of the key investment personnel in terms of experiential and background qualities.

     - TEAM STRUCTURE - Review of employment term of key investment personnel and historical turnover versus competitors. Review of the financial motivation of the key investment personnel in order to make an assessment of the likelihood of continuity.

     - INFRASTRUCTURE - Review of quality and experience of key investment personnel, the historical stability of the Adviser's principals and employees, quality of administrative systems and support staff. Focus on the financial capability of the manager to attract and retain appropriate resources and personnel to support its operations, service its investors, and invest in its capabilities.

     - CORPORATE GOVERNANCE - Detailed review of board composition and activity, independent board members as well as board of directors composition and voting requirements for both the board and investment committee.

TRACK RECORD

     - ABSOLUTE AND RELATIVE RETURNS - An analysis of each Investment Fund Manager's past investment performance of each Manager's previous investments during various market cycles (measured by internal rate of return and multiple on equity invested) as compared to the historical performance of other similar managers during similar market conditions

     - CONSISTENCY OF RETURNS WITH STRATEGY - Review of the historical ability of the manager to maintain its stated investment strategy and objectives in terms of assets type and geography of investment and investment horizon (time of investment and exit) throughout the life of each of the Manager's previous investments

     - LIQUIDITY MANAGEMENT - Review of historical cash flow generated from portfolio since sound liquidity management is of highest importance given the capital-intensive nature of real estate assets and the cyclicality of real estate markets.

     - RISK TOLERANCE - Review of the Manager's historical tolerance for risk through a review of historical leverage levels, fundamental risk and asset concentration employed by its previous investments

     - REPEATABILITY - The Adviser will come to a judgment as to repeatability of the strategies and track record employed by the fund manager.

FUND STRUCTURE AND REPORTING

     - FINANCIAL REPORTS - Review of audited financial statements of previous investments or funds, supplemental disclosures, management letters and other relevant financial reports and information provided to investors in order to develop an opinion as to thoroughness, consistency, timeliness and transparency.

     - INVESTOR SERVICING - Evaluation of the type, comprehensiveness and frequency of information and reports that are distributed to clients, including transaction histories, portfolio holdings and valuation summaries. In addition, review of internal information and reports dealing with the quality and timeliness of services and customer complaint records, along with general observations of operations and activities.

     - LEGAL DOCUMENTATION - Review of the fund documents of Candidate Funds to evaluation whether the terms and conditions contained therein are reasonable with regard to structure.

     - FEES AND EXPENSES - Review of fees and expenses relative to investment strategy and peer group to ensure that the Fund Manager is obligated to protect assets and provide good fiduciary care.

     - VALUATION POLICIES - Review of policies and procedures used by Candidate Funds in the valuation of their underlying assets.

     - TAX CONSIDERATIONS - Review of the anticipated investment strategies of the Candidate Fund, taking into consideration the implications of such investment program on our tax status as a REIT.

PORTFOLIO CONSTRUCTION

The objective at this stage is to select and recommend a specific investment allocation from the pool of Approved Funds. These Underlying Funds are expected to meet, in aggregate, the objectives of our Macro-Allocation strategy. In determining the relative allocation of the Fund's capital to each Underlying Fund, the Adviser considers the risk and return characteristics of each of the managers investment strategies, including the characteristics of return, the expected volatility of returns, investment and disposition patterns, and leverage characteristics. Further, the Adviser considers how a manager's returns are expected to correlate to the other Underlying Funds in our portfolio over time. In general, the Adviser attempts to select managers exhibiting varied and complimentary styles of investment and patterns of historical performance, if available, that differ from each other. Further, the Adviser may include certain managers who concentrate on a particular market or strategy. Managers pursuing such focused strategies often develop greater in-depth knowledge of their markets and the risks inherent therein than would a generalist manager.

The Adviser utilizes quantitative data in constructing a qualitative forecast of developing market, economic, and financial trends. In making this market, economic, and financial analysis, the Adviser will have access to, among other things, a global network of investment strategists, economists, traders, and capital markets professionals, as well as its proprietary quantitative models.

Investments will be limited at the time of initial commitment in (a) any one Underlying Fund to no more than 15% of our assets, and (b) any one Fund Manager to 20% of our assets (with the exception of the "Managed Account").

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio investments or the liquidation investments to fulfill repurchase requests, which the Board in its sole discretion authorized, or to pay expenses. Our investment limitations are not applied to the portfolio investments held by the Underlying Funds in which we may invest.

ASSET MANAGEMENT AND PORTFOLIO MANAGEMENT

The focus of asset management and portfolio management is on adherence to stated strategy, investment pace, and overall investment performance. The Adviser will conduct regular, detailed reviews of each investment for us. Such reviews will include a quantitative analysis of the performance of each of the managers in order to evaluate the level of diversification and return provided by such investment. These reviews will also include an analysis of qualitative factors and will seek to assure that a significant change of circumstances has not occurred that could adversely affect performance. Such qualitative factors include a change of the manager's strategy or risk management discipline, a substantial variation in assets under management, personnel, or personal circumstances involving key individuals.

As the Adviser continually monitors our investments and reviews its economic research, it will constantly determine whether to sell any particular investment, subject to the terms of and the existence of any market for the particular investment. Reasons for selling an investment could include, but are not limited to, (i) achieving the Investment Committee's initial objective for an investment or achieving a return that the Investment Committee believes warrants a sale or (ii) determining that the quality of investments in an Underlying Fund has deteriorated or that the fundamentals associated with those investments are deteriorating or are expected to deteriorate, causing the Investment Committee to believe that the Underlying Fund will lose value in the future. In making a decision on whether or not to sell, the Adviser monitors a variety of factors regarding the Underlying Funds, their Managers and their investments including employee turnover, harvesting decisions, reporting and portfolio management, performance of the underlying investment properties or securities as well as debt duration and mix of maturities of the Underlying Funds. Once the Investment Committee has approved the sale of an investment in an Underlying Fund, it will either be liquidated in the case of an open-ended fund or sold in the secondary market in the case of a closed-end fund. As the universe of secondary buyers of closed-end funds is limited, there can be no assurance that the Adviser will be able to locate a secondary buyer on a timely basis or at a value that the Investment Committee is willing to sell the investment.

INVESTMENT COMMITTEE

The Board has empowered the Investment Committee to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of credit facility. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee shall be chaired by Richard W. Maine with Edward M. Casal, Mitchell B. Sikora, Robert J. Harvey and Russell H. Bates serving as members.

                                FEES AND EXPENSES

The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its officers, employees and overhead incurred in connection with its duties under the Advisory Agreement, including those who serve as our officers and directors. However, we will be responsible for the fees and expenses of those of our directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act.

MANAGEMENT FEE. We will pay the Adviser, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the NAV of the Managed Account, and (ii) 2.0% of the NAV of funds invested in Underlying Funds. For purposes of determining the Adviser's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds will be the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Shares. See "Net Asset Valuation". The Management Fee will be earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter. The Adviser has agreed to waive the management fee during the subscription period, which will end on the Closing Date.

OTHER EXPENSES. You will bear your pro rata portion of the fees and expenses payable by us, including, but not limited to, the Adviser's management fee, the fees paid to our administrator, legal fees, directors and officers insurance, and travel expenses incurred on our behalf, and the organizational costs of the Fund. In addition, you will indirectly bear your pro rata portion of the fees and expenses of the Underlying Funds (including all management and performance fees payable to the Underlying Funds' investment managers). Assuming net assets of $250 million, these expenses are estimated to be 0.3% of our NAV, although actual expenses may be higher than anticipated, and the expense ratio may be higher if net assets are less than $250 million.

DISTRIBUTION EXPENSES. Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. Pursuant to the underwriting and distribution services agreement (the "Underwriting Agreement"), the Distributor bears all of its expenses of providing its services under that agreement. In addition, the Adviser may pay from its own resources additional compensation to the Distributor(s) in connection with the placement of the shares or servicing of the Investors.

                                  THE OFFERING

We are offering investors the opportunity to subscribe to purchase our Shares. We are offering up to 300,000 Shares through ______________, a registered broker-dealer (the "Distributor"). We may also distribute shares through other brokers or dealers. The offering will terminate _________ __, 2004, subject to extension by the Adviser to a date not later than __________ __, 2004 (the "Closing Date"). If subscriptions for at least $50 million (or such lesser amount as determined by the Adviser in its sole discretion) (the "Minimum Subscription Amount") have not been received by the Closing Date, the Adviser may elect to terminate the offering and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. The minimum subscription is $25,000. The Fund has the right to waive the minimum at its discretion.

Each Investor will be required to complete, execute and deliver to us an executed copy of the Subscription Agreement, which will form a binding contract of the Investor. Pursuant to the Subscription Agreement an Investor's subscription amount is required to be paid on or before the Closing Date. Shares may be purchased only by persons who represent to us that he, she or it qualifies as both "Accredited Investors" as that term is defined in the Securities Act and the rules thereunder and "Qualified Clients" as that term is defined under the Advisers Act. Accredited investors are generally individuals having (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Shares in a fiduciary capacity on behalf of the account. Qualified Clients are persons who (i) have a net worth of more than $1.5 million, (ii) have $5 million in investments (if an individual) or $25 million in investments (if an institution), or (iii) have at least $750,000 under the management of the Adviser and its affiliates. Persons who are both Accredited Investors and Qualified Clients are considered "Eligible Investors."

Payments transmitted by subscribers to us, or to the Distributor, for investment in the Fund prior to the Closing Date will be deposited in an interest-bearing bank escrow account with _________ pending the Closing Date. Any checks should be made payable to _____________, as "Escrow Agent," and must be transmitted by the Distributor directly to ________________ as [Administrator/Bank] by noon of the next business day after receipt. Funds deposited into escrow accounts will be invested in accordance with applicable law until the Closing Date. In the event that the Fund rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her subscription closing date, _________ will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the rejection or withdrawal.

                                 USE OF PROCEEDS

The net proceeds to us from this offering will be approximately $249,150,000 million if all Shares are sold and after deducting organizational and initial offering expenses estimated to be approximately $850,000. Each Share sold will be allocated its proportional share of these costs. We intend to allocate the net proceeds of the offering in accordance with our investment objective and strategies as soon as practicable following the Closing Date.

We anticipate that we will be fully committed (i.e., have actually invested or committed to invest the proceeds in specific Underlying Funds) within one year from the Closing Date.

                                 MANAGED ACCOUNT

Until net proceeds are deployed into the Underlying Funds, capital will be invested into a managed account of US Treasury obligations and other suitable REIT-qualifying securities investments. The

Managed Account will be managed by [Bank] and will be managed in such a way as to maximize the potential yield of the account while (i) preserving principal and (ii) recognizing the our liquidity needs. While our assets are invested in the Managed Account, we anticipate it will earn yields appropriate for such investment accounts. We will liquidate portions of our Managed Account as we (i) receive capital calls from any Underlying Fund to which we have committed capital, or (ii) invest capital into an open-ended Underlying Fund.

                                   MANAGEMENT

Members of the Board will serve for indefinite terms, and no annual meetings of shareholders will be held. The business and affairs of the Fund will be managed by the Adviser subject to the supervision of the Fund's Board.

Information regarding each director and officer of the Adviser is set forth below. The business address of each director and officer is The Chrysler Building, 49th Floor, New York, NY 10174.

BOARD OF DIRECTORS

The Board consists of five members, two of whom are considered "interested persons" of the Fund within the meaning of the Investment Company Act.

                                                                                     NUMBER OF
                                                TERM OF                            PORTFOLIOS IN
                                              OFFICE AND        PRINCIPAL          FUND COMPLEX
                            POSITION(S) HELD   LENGTH OF      OCCUPATION(S)         OVERSEEN BY    OTHER DIRECTORSHIPS
    NAME, ADDRESS, AND AGE   WITH REGISTRANT  TIME SERVED  DURING PAST 5 YEARS       DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Edward M. Casal,            Chairman and      Since        Real Estate           One              None
405 Lexington Avenue,       Chief Executive   Inception    Investment Banker
49th Floor, New York,       Officer
NY 10174, Age 46

Mitchell B. Sikora,         President and     Since        Real Estate Fund      One              None
405 Lexington Avenue,       Chief Accounting  Inception    Manager and Real
49th Floor, New York,       Officer                        Estate Investment
NY 10174, Age 41                                           Banker

Cydney C. Donnell,          Director          Since        Portfolio Manager     One              European Investors
405 Lexington Avenue,                         Inception    of Real Estate                         Holding Co., Inc.
49th Floor, New York,                                      Securities
NY 10174, Age 44

Charles S. Laven,           Director          Since        Real Estate Advisor   One              None
405 Lexington Avenue,                         Inception
49th Floor, New York,
NY 10174, Age 52

Stanley Perla,              Director          Since        Real Estate           One              Lexington Corporate
405 Lexington Avenue,                         Inception    Investor,                              Properties Trust
49th Floor, New York,                                      Accountant, Retired
NY 10174, Age 60                                           Auditor

     INDEPENDENT DIRECTORS

CYDNEY C. DONNELL, 44, is a visiting lecturer at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/EII Realty Securities, Inc., where she was responsible for the firm's investments in real estate securities. Her areas of experience in addition to real estate finance include oversight of investment and asset management in Manhattan, the Midwest and Texas. Prior to joining EII, she was a real estate lending officer at Republic Bank Corporation in Dallas from 1983 to 1986.

While at EII, Ms. Donnell devoted her time to managing real estate securities on behalf of US pension funds, foundations, endowments and high net worth clients. She is recognized in the industry, having participated in WALL STREET TRANSCRIPT Roundtables, and having been quoted in such publications as THE WALL STREET JOURNAL, FORBES, BUSINESS WEEK, and BARRON'S. She has acted in the capacity of industry spokesperson, speaking to and on behalf of the industry in forums like the New York Stock Exchange and various real estate associations.

Ms. Donnell graduated Magna Cum Laude from Texas A&M University and received an MBA from Southern Methodist University. She has long been associated with the National Association of Real Estate Investment Trusts, serving for many years on the Board of Governors. Cydney serves as a member of the board of directors of European Investors Holding Company, Inc. and serves on its Investment Committee. Additionally, she has served as a member of the board of directors of the New York Junior League and is a member of the board of directors of the Association of Former Students of Texas A&M University.

CHARLES S. LAVEN, 52, is the founder of Forsyth Street Advisors, a New York-based real estate advisory firm that provides services to municipalities, not-for-profit organizations, financial institutions and real estate developers. Mr. Laven has nearly 30 years of experience providing advisory and technical consulting services to housing finance agencies, mortgage and investment banking firms, developers, and not-for-profit community-based organizations. He also designs and delivers comprehensive real estate training seminars to entry-level and mid-career loan officers at commercial banks, public agencies, and community-based non-profit organizations.

Prior to founding Forsyth, he spent 12 years as a partner at Hamilton, Rabinovitz & Alschuler, Inc., a New York-based consulting firm. Prior to that, he was a principal with the firm of Caine Gressel Midgley Slater, where he assisted in financings involving the securitization of real estate debt in excess of $3 billion, and provided real estate advisory services to banks, governments, and foundations. In the

1970s and early 1980s, Mr. Laven was Executive Director of the Urban Homesteading Assistance Board, a New York City-based non-profit organization responsible for the rehabilitation of abandoned buildings and their conversion to cooperative ownership. Mr. Laven is Vice Chairman of the New York City Residential Mortgage Investment Corporation.

Mr. Laven received a BS in Architectural Design from MIT and was a Loeb Fellow at the Harvard Graduate School of Design. He served as an Adjunct Assistant Professor of Real Estate at the Columbia University Graduate School of Architecture Planning and Preservation from 1982 to 1991 and from 1994 to 2002. From 1986 to 1991, Mr. Laven directed the Master of Science in Real Estate Development program and is currently an Adjunct Professor of Real Estate at Columbia University.

STANLEY PERLA, 60, is a licensed Certified Public Accountant, recently retired from the firm of Ernst & Young LLP. He had been with Ernst & Young for thirty-five years, the last twenty-five of which he was a partner. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla currently serves as Vice President - Director of Internal Control for Vornado Realty Trust (NYSE: VNO) a New York City-based fully-integrated real estate investment trust, which owns and manages approximately 75 million square feet of real estate.

Mr. Perla also serves as a director, and chairman of the audit committee, of Lexington Corporate Properties Trust (NYSE: LXO), a real estate investment trust that focuses on single-tenant net leased commercial properties throughout the United States. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. Mr. Perla also served on the real estate committees of the New York State Society of Certified Public Accounts and the American Institute of Certified Public Accountants. Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences.

Mr. Perla received his BBA in Accounting and his MBA in Taxation, both from Baruch College.

     DIRECTORS AFFILIATED WITH THE ADVISER

EDWARD M. CASAL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, MEMBER OF INVESTMENT COMMITTEE, 46, is a founding partner and serves as a Managing Partner of Madison Harbor Capital and has over 23 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Assignments have included both entity-level and real estate property-level transactions including equity and debt financings, acquisitions dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Prior to forming Madison Harbor Capital, Mr. Casal spent 18 years at UBS Warburg, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory and agency activity in North America. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal started his Wall Street career at Goldman, Sachs & Co. as a Financial Analyst and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

MITCHELL B. SIKORA, PRESIDENT, CHIEF ACCOUNTING OFFICER AND PORTFOLIO MANAGER, MEMBER OF INVESTMENT COMMITTEE, 41, is a founding Partner of Madison Harbor Capital and has more than fifteen years of experience in the investment banking, investment and real estate professions. Most of his investment banking career and all of his principal investing career have been related to real estate. Prior to forming Madison Harbor Capital, Mr. Sikora served as Managing Director of ACI Capital Co., Inc. ("ACI.") where his primary responsibility was the development of the ACI Capital SecTerra Fund, L.P., an investment vehicle formed to acquire real estate-related private equity interests on a secondary basis. He was also was responsible for evaluating real estate deal opportunities at ACI and intimately involved with the primary investing decisions and monitoring of existing fund investments made by the ACI principals.

Previously, Mr. Sikora was a Director with Merrill Lynch where he was in charge of the Private Equity Group's effort to raise private equity capital for its real estate clients. Mr. Sikora was directly responsible, or involved with, numerous real estate private equity fund raisings for clients. Prior to joining the Private Equity Group at Merrill Lynch, Mr. Sikora was a member of the Real Estate Investment Banking Group where he was co-head of the team specializing in financial institutions coverage, asset sales and private equity.

Mr. Sikora is a graduate of the University of Texas and the Columbia University Graduate School of Business as a member of the Beta Gamma Sigma Honor Society.

     COMPENSATION OF DIRECTORS

Each member of the Board who are not "interested persons" of the Fund, as defined under the Investment Company Act, will receive $10,000 annually and $500 per Fund meeting attended, paid by the Fund. Members of the Board are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board. We do not maintain any retirement or other benefit plan for its officers or directors.

                                                PENSION OR
                                                RETIREMENT                                   TOTAL
                                                 BENEFITS                                 COMPENSATION
         NAME OF               AGGREGATE        ACCRUED AS       ESTIMATED ANNUAL        FROM FUND AND
         PERSON,             COMPENSATION      PART OF FUND        BENEFITS UPON          FUND COMPLEX
         POSITION              FROM FUND         EXPENSES           RETIREMENT         PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------
Edward M. Casal,                 None              None                None                   None
Chairman and Chief
Executive Officer

Mitchell B. Sikora,              None              None                None                   None
President and Chief
Accounting Officer

Cydney C. Donnell,                --               None                None                   --
Director

Charles S. Laven,                 --               None                None                   --
Director

Stanley Perla,                    --               None                None                   --
Director

The Board has an Audit Committee consisting of the directors who are not "interested persons" of the Fund as that term is defined by the Investment Company Act: Ms. Donnell, Mr. Perla, and Mr. Laven. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers auditors to be retained for the Fund's fiscal year; (ii) to meet with the Fund's independent auditors as necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. Mr. Perla serves as the Chairman of the Audit Committee as well as the "Designated Financial Expert" for that Committee.

The Board has a Nominating and Compensation Committee comprised of the independent Managers to whose discretion the selection and nomination of managers who are not interested persons, as defined in the Investment Company Act, will be committed. The members of the Nominating and Compensation Committee are Ms. Donnell and Mr. Laven.

We have a Valuation Committee, which will recommend the quarterly Net Asset Valuation to the Board. The members of the Valuation Committee are Ms. Donnell, Mr. Casal, and Mr. Sikora.

OFFICERS

RICHARD W. MAINE, CHIEF INVESTMENT OFFICER, CHAIRMAN OF THE INVESTMENT COMMITTEE, 62, is a Managing Partner of Madison Harbor Capital. Prior to joining Madison Harbor Capital in 2003, Mr. Maine was President of Landmark Realty Advisors LLC and Managing Partner of Landmark Partners, Inc. from 1996, serving on its investment committee with overall responsibility for organizing and leading the real estate secondary market operations and the investment of over $1 billion in 42 secondary transactions in real estate private equity funds. Previously, he served as chief investment officer for Connecticut General Life Insurance Company's $50 billion investment portfolio and, subsequently, held a similar position at Connecticut Mutual Life Insurance Company. During Mr. Maine's 25-year career at Connecticut General (later CIGNA), he directly oversaw a commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties for four institutional clients with combined direct annual real estate equity investments of $400 million. From 1991 to 1995, Mr. Maine served as president and chief executive officer of Hyperion Realty Advisors, which acquired a distressed real estate portfolio involving liquidating $500 million in 160 mortgage and equity assets.

With over 37 years of experience in the institutional real estate finance industry, Mr. Maine is recognized as one of its leaders. He was a senior member of Connecticut General's REIT management team during 1970-81; is credited with organizing the industry's first asset management and portfolio management functions in 1970 and 1975 respectively; participated in the first institutional phase of leveraged buyouts beginning in 1978; led the institutional buying of Collateralized Mortgage Backed Securities (CMBS) in 1979; organized the institutional market for secondary private placement bonds in 1981; led the management and disposition of the first distressed real estate portfolio in 1991 and while at Landmark, established the secondary market for private real estate liquidity fund interests in 1996.

Mr. Maine is a graduate of Middlebury College. He has a CRE designation as a member of the Counselors of Real Estate and is also a member of the Pension Real Estate Association and the Urban Land Institute where he has served on various advisory panels. He is the immediate past chairman of the Executive and Finance Committee of the Local Initiative Support Corporation
(LISC) and chairman of its nonprofit retail development affiliate, The Retail Initiative (TRI). Mr. Maine is a co-founder and president of All Aboard, Inc., a regional transit civic association and a trustee of The Cobb School.

ROBERT J. HARVEY, EXECUTIVE VICE PRESIDENT, MEMBER OF INVESTMENT COMMITTEE, 52, is a Partner of Madison Harbor Capital and has over 26 years of experience in the real estate field, the last six as a Partner at Landmark Partners, Inc. and Senior Vice President of Landmark Realty Advisors LLC. At Landmark he was responsible for sourcing and underwriting investments in existing private real estate equity funds. His real estate experience includes acquisition and management of both equity and debt real estate assets, portfolio management, and hands-on property functions, including land planning, development, construction, leasing, sales and property management.

Previously, Mr. Harvey joined Mr. Maine at Hyperion Realty Advisors as a senior vice president and member of the senior staff responsible for liquidating a portfolio of largely non-performing commercial mortgages and equity interests. Mr. Harvey was responsible for acquiring by foreclosure 31 properties, resolving impairments and designing and implementing individual property strategies to enhance value and sell. He also spent a total of ten years with Connecticut Mutual, a $13 billion insurance company that is now part of MassMutual. During his tenure he had numerous positions in the Investment Division including developing the real estate accounting and finance group, as a region leader invested in property mortgages and managed a $800 million portfolio, president of CM Advantage, its tax-advantage investment product and served as vice president in charge of real estate equities, where he was responsible for all investment decisions for an equity portfolio of 165 assets with a net book value of approximately $650 million. He was also a member of the investment department's Staff Finance Committee responsible for approving all company investments.

From 1979 to 1986, Mr. Harvey was a Senior Vice President with Culbro Land Resources, a subsidiary of NYSE-listed Culbro Corporation, where he was responsible for improving vacant agricultural land in the greater Hartford area. Mr. Harvey was instrumental in the development of Griffin Center, a 600-acre master-planned business park, which now has over two million square feet of commercial space. Prior to Culbro, Mr. Harvey spent three years at Arthur Andersen & Co.

Mr. Harvey is a CPA, a member of Counselors of Real Estate, a graduate of University of Connecticut and holds an MS in economics from Trinity College.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT, MEMBER OF INVESTMENT COMMITTEE, 36, is a founding Partner of Madison Harbor Capital and has over ten years of experience in business and law. Mr. Bates has spent the past six years in commercial real estate investment banking focused on real estate mergers and acquisition advisory, joint venture advisory and capital-raising. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Previously, Mr. Bates was a Director with UBS Warburg in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey. Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, through which he managed its mezzanine lending program, evaluated potential investments for its investment committee, and asset managed its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission in its Division of Corporation Finance focusing on real estate and securitization transactions and spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law. He is a member of the State Bar of Maryland.

INVESTMENT ADVISER

The Fund has engaged Madison Harbor Capital Management, LLC, to provide professional investment management for the Fund pursuant to an Advisory Agreement dated _____, 2004. The Adviser is a Delaware limited liability corporation organized on _____, 2003. The Adviser registered as an investment adviser under the Advisers Act prior to the commencement of our operations. The business address of the Adviser and its officers and Directors is The Chrysler Building, 405 Lexington Avenue, 49th floor, New York, NY 10174. Subject to the authority of the Board of Directors, the Adviser will be responsible for overall management of the Fund's business affairs.

The Adviser is wholly-owned by Madison Harbor Capital, LLC, a Delaware limited liability company formed in 2003, which in turn is wholly owned by Edward M. Casal, Richard W. Maine, Robert J. Harvey, Mitchell B. Sikora, and Russell H. Bates, each of whom is an officer of the Fund. As noted in their biographies above, the Principals of the Adviser collectively have over 100 years of experience in commercial real estate investing and investment banking. In particular, Mr. Maine and Mr. Harvey have managed three funds which invested over $___ million in private real estate funds. Prior to forming Madison Harbor Capital, Mr. Casal and Mr. Sikora have over a ten-year professional relationship, Mr. Maine and Mr. Harvey have over a 14 year professional relationship while Mr. Casal and Mr. Bates have over a four-year professional relationship.

INVESTMENT ADVISORY AGREEMENT. We will enter into the Investment Advisory Agreement with the Adviser to manage the investment of our assets and to provide such investment research, advice and supervision, in conformity with our investment objective and policies, as may be necessary for our operation. The Investment Advisory Agreement provides that the Adviser shall, subject to the supervision of the Board, identify, monitor and dispose of our investments and provide management and administrative services as we may reasonably request. We also use the services of an administrator (See "--Administrator").

The Adviser will be responsible for our day-to-day activities, including, for example:

     -    Identification of investment opportunities

     -    Underlying Fund evaluation, selection and due diligence

     -    Investment monitoring, asset management and portfolio management

     -    Fund administration

Under the Investment Advisory Agreement, we are obligated to bear all costs and expenses directly allocable and identifiable to us or our business or investments, including, but not limited to, fees and expenses of the Board; fees of the Adviser; fees and expenses of registering the Fund and its securities under any applicable federal and state securities laws; interest; taxes; fees and expenses of our legal counsel and independent accountants; fees and expenses of our Administrator, transfer agent and custodian; expenses of printing and mailing Share certificates (if any), reports to shareholders, notices to shareholders and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of shareholders' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel, if any, to the members of the Board who are not interested persons of the Fund (within the meaning of the Investment Company Act); and our other business and operating expenses.

The Investment Advisory Agreement provides for indemnification by the Fund of the Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

The Fund's Investment Advisory Agreement provides that it will continue in effect for the life of the Fund.

In evaluating the Investment Advisory Agreement, [to be provided by amendment].

ADMINISTRATOR

Our administrator is SEI Investments Global Funds Services (the
"Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides us with administrative office facilities. For these services, we will pay a monthly fee at an annual rate of __% of its average weekly assets.

CUSTODIAN AND TRANSFER AGENT

________ will serve as the Fund's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, ________ will be responsible for holding our cash and portfolio securities.
__________ will also serve as the transfer agent and distribution paying agent for the Shares. For its custodian, transfer agency and paying agency services, _________ will receive customary fees from the Fund.

                              CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Fund and the Investors.

ALLOCATION OF MANAGEMENT TIME AND SERVICES. We will not have our own employees and will rely upon the Adviser and its affiliates for management of the Fund and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Fund and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser will devote such time to our affairs as they, in their sole discretion, determine to be necessary for the conduct of our business.

RELATIONSHIPS WITH UNDERLYING FUNDS. The Adviser and its affiliates have existing and potential relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds, as well as with companies in which Underlying Funds may invest. In providing services to the Fund, the Adviser and its affiliates may face conflicts of interest with respect to former or future activities with such sponsors or other persons, on the one hand, and the Fund, the Investors, or the Underlying Funds in which we invest, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

AFFILIATED TRANSACTIONS. The Investment Company Act restricts certain transactions between us and any of our "affiliated persons" (as defined in the Investment Company Act), including, among others, our officers, directors, the Adviser, persons affiliated with the Adviser, and certain other persons. In many cases, the Investment Company Act prohibits transactions unless we first apply for and obtain an exemptive order from the SEC. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. We may in the future engage in such activities, but do not have a present plan to do so. We do not intend to engage in such transactions unless we have obtained an order from the Commission or determined that an order is not required.

                             INVESTMENT RESTRICTIONS

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Shares:

1) issue senior securities or borrow money other than as permitted by the Investment Company Act;

2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with our investment objective and policies or the entry into repurchase agreements;

3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities we may be deemed to be an underwriter;

4) directly purchase or sell real estate or interests therein provided that we may hold and sell any indirect investment in real estate acquired in connection with our investments in the Underlying Funds;

5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without us Fund becoming subject to regulation by the Commodities Futures Trading Commission as a commodity pool; or

6) change our classifications as a closed-end investment company or cease to be an investment company.

                       REPURCHASES AND TRANSFERS OF SHARES

NO RIGHT OF REDEMPTION. No Investor or other person holding a Share or a portion of a Share will have the right to require the Fund to redeem the Share of portion thereof. No public market exists for Shares in the Fund, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

REPURCHASES OF INTERESTS. We intend to make offers to repurchase Shares pursuant to written tenders by our shareholders. We intend to make such tenders once per year; however, these repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Such repurchases will generally be limited to no more than 5% of the outstanding Shares each year. In determining whether we should repurchase Shares or fractions thereof from our shareholders pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Board also will consider the following factors, among others, in making such determination:

     - whether any Investors have requested to tender Shares or portions thereof to the Fund;

     -    the effect of such purchase on our qualification as a REIT;

     - the liquidity of our assets (including fees and costs associated with withdrawing from Underlying Funds and/or disposing of assets);

     -    our investment plans and working capital requirements;

     -    the relative economies of scale with respect to our size;

     -    our history in repurchasing Shares or portions thereof;

     -    the availability of information as to our NAV;

     -    the condition of the securities markets; and

     - the anticipated tax consequences of any proposed repurchases of interests or portions thereof (including whether the proposed repurchase would cause us to be treated as a "publicly traded partnership" taxable as a corporation. See "Federal Income Tax Considerations").

The Board will determine that we repurchase Shares or portions thereof from our shareholders pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders or persons holding Shares acquired from our shareholders as applicable. It is anticipated that we will repurchase shares at a price equal to 90% of NAV. Repurchases of Shares from our shareholders by us may be paid, in the discretion of the Adviser, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. We expect, however, not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on us or on our shareholders not tendering their Shares. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our shareholders. Any in-kind distribution of securities will be distributed to all tendering shareholders on a proportional basis.

When the Board determines that we will repurchase Shares or fractions thereof, notice will be provided to each of our shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders must notify us in writing at least 60 days prior to the repurchase date of the number of Shares the shareholders desires to tender for repurchase. Shareholders who are deciding whether to tender their Shares or fractions thereof during the period that a repurchase offer is open may ascertain an estimated net asset vale of their Shares from the Adviser during such period.

A shareholder tendering for repurchase only a portion of his/her Shares will be required to maintain a capital account balance of at least 25 Shares (or any lower amount equal to the shareholder's initial purchase) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its capital account balance to fall below the required minimum, the Adviser reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained or to repurchase the shareholder's entire interest.

We may repurchase Shares, or fractions thereof, of a shareholder or any person acquiring Shares from a shareholder, if the Adviser in its sole discretion determines that:

     - the Shares have been transferred without the Adviser's consent as described in "Transfers" other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor;

     - ownership of the Shares by a shareholder or other person is likely to cause us to be in violation of, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

     - ownership of the Shares by a shareholder or any other person may subject us to a loss of REIT status or other adverse tax consequence;

     - any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

     - with respect to a shareholder subject to special laws or regulations, the shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Shares; or

     - it would be in the best interest of the Fund for us to repurchase the Shares or a portion thereof.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer we make.

TRANSFERS

The Shares are transferable, subject to the limitations described below. Shares may not be transferred, and a purported transfer will not be given effect, unless the Adviser, acting in good faith on our behalf, determines that a proposed transfer will not cause us to violate the securities, commodities or other laws or regulations of any jurisdiction, will not result in the loss of our status as a REIT and will not result us failing to qualify as a "domestically controlled" REIT for U.S. federal tax purposes.

In order to permit the Adviser to make that determination, notice of a proposed transfer of shares must be given to the Adviser in advance of the transfer and must include evidence satisfactory to the Adviser that the proposed transfer is exempt from registration under the Securities Act and that the proposed transferee meets any requirements imposed by us in furtherance of the securities laws and regulations us with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement for the proposed transferee and by any other information reasonably requested by the Adviser. A shareholder transferring Shares may be charged reasonable expenses, including attorneys' fess and accountants' fees, incurred by us in connection with the transfer. In connection with any request to transfer Shares, the Adviser may require the shareholder requesting the transfer to obtain, at the shareholder's expense, an opinion of counsel selected by the Adviser as to such matters as the Adviser may reasonable request.

Any transferee acquiring the Shares by operation of law as a the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a shareholder or otherwise will be entitled to the allocations and distributions allocable to the Shares so acquired, and to tender the Shares for repurchase by us, but will not be entitled to the other rights (if any) of a shareholder unless and until the transferee becomes a Substituted Investor as specified our Articles of Incorporation. If the shareholder transfers Shares with the approval of the Adviser, we will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Substituted Investor.

                                 CODE OF ETHICS

The Fund, the Distributor and the Adviser have adopted codes of ethics under Rule l7j-1 under the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Fund, the Distributor and the Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage us. The Adviser's portfolio managers and other investment personnel who comply with the code of ethics' pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                 CONTROL PERSONS

Upon completion of the offering, no person is expected to have voting control over the Fund.

                          DESCRIPTION OF CAPITAL STOCK

The following summary of our common stock, our Shares, does not purport to be complete and is subject to, and qualified in its entirety by, our Articles of Incorporation. Reference is made to our Articles of Incorporation for a detailed description of the provisions summarized below.

Our authorized capital stock is 300,000 Shares, $0.0001 par value. Each Share is entitled to one vote. All Shares have equal rights as to earnings, assets and dividends and all outstanding shares of common stock are fully paid and non-assessable.

Subject to the provisions of relevant law and our continued qualification as a REIT for federal income tax purposes, we intend to pay quarterly dividends and to make distributions to shareholders in amounts such that all or substantially all of our REIT taxable income in each year, subject to certain adjustments, is deemed to be distributed to shareholders in such year, with equal amounts being distributed with respect to each Share. All distributions will be made at the discretion of the Board and will depend on our earnings, cash flow, financial condition, REIT status and such other factors as the Board may deem relevant from time to time. We provide no assurances as to our ability or obligation to pay dividends in any quarter or future year.

In the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, our shareholders shall be entitled, after payment or provision for payment of our debts and other liabilities, to share ratably in our remaining net assets. No person holding a Share or a fraction of a Share has the right to require us to redeem the Share or fraction thereof.

                                     VOTING

We do not anticipate holding annual meetings of shareholders. However, to the extent a shareholder meeting is held and shareholders are asked to vote on a proposal, each shareholder will have the right to cast a number of votes based on the number of Shares held. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company would be entitled to vote. Except for the exercise of their voting privileges, shareholders will not be entitled to participate in the management or control of our business, and may not act for or bind us.

                               PORTFOLIO TURNOVER

Because the investments of the Fund generally require relatively long periods of time to reach maturity and the Fund will generally distribute the proceeds it receives from the Underlying Funds, it is expected that the Fund's investment turnover will be low. Notwithstanding the foregoing, the Adviser may liquidate any open-ended investment at any time and, until the sixth anniversary of the Closing Date, may reinvest the proceeds in accord with its investment objective and strategies thereafter. There is, however, no policy limitation on the ability of the Fund to sell an investment after a short period of time.

                               NET ASSET VALUATION

The Board, with the assistance and recommendation of the Valuation Committee, will determine our NAV at the end of each quarter within 30 days following the end of the quarter. The Valuation Committee shall utilize (1) the current cash activity, (2) the most recent financial statements for the Underlying Funds, and
(3) adjustments by the Valuation Committee for significant events subsequent to the most recent financial statements for the Underlying Funds.

Generally, the Valuation Committee will be utilizing financial statements for the Underlying Funds for the previous quarter since the Valuation Committee will be receiving statements during the current quarter. The Valuation Committee will review the statements and adjust accordingly if during the current quarter significant events occurred that would significantly change NAV.

Under the Investment Company Act, we are required to value assets for which a market price is readily available at that market price, and for all other securities and assets, "fair value" is determined in good faith by the Board. There is no readily available market value for most of the assets in our portfolio, thus most of our assets are valued at fair value.

The Board has approved procedures pursuant to which we will value our investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end for each Underlying Fund in accordance with the Underlying Fund's valuation policies and reported at the time of our valuation. As a general matter, the fair value of our interest in an Underlying Fund will represent the amount that we could reasonably expect to receive from an Underlying Fund if our interest were redeemed at the time of valuation (although it is generally expected that most of the Underlying Funds in which we may invest will not provide us with redemption rights), based on information reasonably available at the time the valuation is made and that we believe to be reliable; valuation would be reduced to reflect an estimated present value of the Fund Manager's carried interest, where appropriate. In the event that an Underlying Fund does not report a quarter-end value to us on a timely basis, or at all, we would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well any other relevant information available at the time we value our portfolio.

Prior to investing in any Underlying Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which generally utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by us for valuing our own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Fund Managers to the Underlying Funds for fairness, none of the Adviser, the Valuation Committee or the Board will be able to confirm independently the accuracy of valuations provided by such Fund Managers (which are unaudited).

Our valuation procedures require the Valuation Committee to consider all relevant information available at the time we value our portfolio. The Valuation Committee and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Fund Manager of an Underlying Fund does not represent the fair value of our interest in the Underlying Fund. Following procedures adopted by the Board, the Valuation Committee would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Underlying Fund at the time of valuation, or whether to adjust such value to reflect a premium or discount to such reported NAV. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Fund Managers of the Underlying Funds, upon which we calculate our quarter-end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Underlying

Funds are audited by those Underlying Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. These valuations may be adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Underlying Funds and their assets reduced to reflect the Fund Manager's carried interest in the Underlying Fund, where applicable. Circumstances that would justify an adjustment of the valuations reported to the Valuation Committee that was not reflected in the valuations supplied by the Underlying Funds include, but are not limited to, any factor or set of factors that, when viewed in the totality of the circumstances, would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment that is not likely to be reversed in any relevant time frame and renders the reported valuation as an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure.

Such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Fund Managers or revisions to NAV of an Underlying Fund adversely affect our NAV, the outstanding Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount.

The procedures approved by the Board provide that, where deemed appropriate by the Valuation Committee and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. Cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, our investment will be revalued in a manner that the Valuation Committee, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value of our holding.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Expenses of the Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a quarterly basis on the day NAV is calculated and taken into account for the purpose of determining NAV.

The fair values of interests in Underlying Funds, as determined under the procedures above, necessarily contain elements of judgment, which are based on the information available to the Adviser, the Valuation Committee and the Board. To the extent that the Adviser does not generally have access to all necessary financial and other information relating to the Underlying Funds, the Valuation Committee cannot determine independently the NAVs of those funds. There is no assurance that other persons valuing the same interests would not reach a different conclusion as to value.

                                  DISTRIBUTIONS

Distributions to investors, when available, will be made on quarterly basis. We anticipate that distributions generally will be equal to (a) all distributions made available to us from Underlying Funds, plus (b) liquidations by us of interests in any Underlying Funds, less (c) proceeds from Underlying Funds that issue redeemable interests ("Open-end Funds") that are reinvested into other Open-end Funds, less
(d) any amounts withheld to fund repurchases of Shares by us and to pay our expenses.

We intend to elect to be treated as a REIT for federal income tax purposes in connection with the closing of this offering. Federal income tax law requires that a REIT distribute at least 90% of its REIT taxable income. See "Federal Income Tax Considerations--Taxation as a REIT."

To satisfy the requirements to qualify as a REIT and to avoid paying income or excise tax on our income as a REIT, we intend to make regular distributions of all or substantially all of our REIT taxable income to shareholders. Any future distributions we make will be at the discretion the Board and will depend upon, among other things, our actual results of operations, including:

     -    the revenue we receive from our investments;

     -    our operating expenses; and

     -    unanticipated expenditures.

The Adviser may liquidate any Open-end Fund investments at any time and, until the sixth anniversary of the Closing Date, may reinvest the proceeds in accordance with its investment objective and strategies thereafter. It is the Adviser's objective to design the investment allocations to the various Underlying Funds so that the expected aggregate distributions to the investors will exceed their initial invested capital no later than the sixth anniversary of our closing. There can be no assurances that such distributions will actually be made.

                                    REPORTING

We anticipate sending shareholders an audited annual report within 60 days after the close of the fiscal year-end, which will be March 31. We anticipate sending shareholders an unaudited quarterly report within 60 days after the close of each quarter.

                        FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of the material U.S. federal income tax considerations associated with our REIT status and with the ownership and disposition of the Shares. The following discussion is not exhaustive of all possible tax considerations that may be relevant to our REIT status. Moreover, the discussion contained herein does not address all aspects of taxation that may be relevant to a shareholder in light of such shareholder's personal tax circumstances, including, for example, certain types of shareholders subject to special treatment under federal income tax laws, including: (1) a tax-exempt organization, (2) a broker-dealer, (3) a foreign corporation or a natural person who is not a citizen or resident of the United States, (4) a trust, estate, regulated investment company, real estate investment trust, financial institution, insurance company or S corporation, (5) a person subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"), (6) a person that holds the Shares as part of a hedge, straddle, conversion or other risk-reduction or constructive sale transaction,
(7) a person that holds the shares through a partnership or similar pass-through entity, (8) a person with a "functional currency" other than the U.S. dollar,
(9) a person beneficially or constructively holding 10% or more (by vote or value) of the beneficial interests in our Shares, (10) a U.S. expatriate, or
(11) a person otherwise subject to special tax treatment under the Code. Except as otherwise specifically set forth below, this discussion deals only with investors that hold our Shares as a "capital asset" within the meaning of section 1221 of the Code. This discussion does not address the state, local or non-U.S. tax considerations associated with ownership of our Shares.

The statements in this discussion are based upon, and qualified in their entirety by, current provisions of the Code, existing, temporary and proposed Treasury Regulations promulgated under the Code, existing administrative rulings and practices of the Internal Revenue Service (the "IRS"), and judicial decisions. We cannot give any shareholder any assurances that future legislation, administrative, or judicial actions or decisions, which may be retroactive in effect, will not affect the accuracy of any of the statements in this Offering.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH OWNERSHIP AND DISPOSITION, AS WELL AS THE IMPACT OF POTENTIAL CHANGES IN THE APPLICABLE TAX LAWS. THIS DISCUSSION IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, TAX ADVICE.

OPINION OF COUNSEL

Our tax counsel, Sutherland Asbill & Brennan LLP, will deliver to us an opinion to the effect that, so long as we are able to meet the tests for qualification as a REIT discussed below, and subject to the qualifications set forth in its opinion, we will qualify to be treated as a REIT beginning with our taxable year ending December 31, 2004. No legal opinion has been obtained regarding any other tax issues, except as specifically noted herein. In addition, an opinion of counsel is not binding on the IRS or the courts. Accordingly, some of the conclusions set forth in this section could be challenged by the IRS, and any such challenge could be sustained by the courts.

TAX CONSEQUENCES OF REIT ELECTION

We plan to make an election to be taxed as a REIT under Sections 856 to 860 of the Code, beginning with our taxable year ending December 31, 2004. The sections of the Code and Treasury Regulations applicable to qualification and operation as a real estate investment trust are technical and complex. Although we believe that we will be organized and will operate in a manner necessary to satisfy the requirements for taxation as a REIT under the Code, as discussed below, and will receive an opinion of counsel to the effect that we will qualify to be treated as a REIT, we cannot assure any shareholders that we will be able to meet the applicable tests for qualification as a REIT for all periods. See "Failure to Qualify as a REIT," below, for a discussion of the consequences of our failure to qualify as a REIT.

TAXATION AS A REIT

We generally will not be subject to federal corporate income tax on our net income to the extent that this income is distributed currently to our shareholders if we meet the applicable REIT distribution requirements and the other requirements for qualification as a REIT. The REIT provisions of the Code generally allow a REIT to deduct the amount of any current distributions made to its shareholders in calculating the amount of its taxable income. The benefit of this tax treatment is that it substantially eliminates the "double taxation" imposed on the net income of regular "C" corporations. Regular "C" corporations are subject to federal income tax on the amount of their net income (calculated without a deduction for any distributions made to shareholders), and the shareholders of "C" corporations are subject to a second tax on this income when it is distributed to them as a dividend. Accordingly, income generated by us and distributed currently to our shareholders generally will be subject to taxation solely at the shareholder level upon distribution, which will result in such income being subject to a lower aggregate federal income tax rate than it would if earned by a regular "C" corporation and distributed to its shareholders. We will, however, be required to pay certain federal income taxes, including in the following circumstances:

     - We will be subject to federal income tax at regular corporate rates on any taxable income, including net capital gain, that we do not distribute to shareholders during, or within a specified time period after, the calendar year in which such income is earned.

     - We will be subject to the "alternative minimum tax" on our undistributed items of tax preference.

     - We will be subject to a 100% tax on net income from certain sales or other dispositions of property, other than foreclosure property, that we hold primarily for sale to customers in the ordinary course of business (known as "prohibited transactions").

     - If we fail to satisfy the 75% gross income test or the 95% gross income test, both described below, but nevertheless qualify as a real estate investment trust, we will be subject to a tax equal to the greater of either (1) the amount by which 75% of our gross income exceeds the amount qualifying under the 75% gross income test for the taxable year or (2) the amount by which 90% of our gross income exceeds the amount qualifying under the 95% gross income test for the taxable year, multiplied in either case by a fraction intended to reflect our profitability.

     - If we have (a) gain from the sale of other disposition of "foreclosure property" that is held primarily for sale to customers in the ordinary course of business or (b) other nonqualifying income from foreclosure property, we will be required to pay tax at the highest corporate rate on this income. In general, foreclosure property is property acquired through foreclosure after a default on a loan secured by the property or on a lease of the property.

     - If we acquire an asset from a regular "C" corporation which is not a REIT in a transaction in which the basis of the asset in our hands is determined by reference to the basis of the asset in the hands of the transferor corporation, and we subsequently sell the asset within ten years, we will be required to pay tax at the highest regular corporate tax rate on any "built-in gain" to the extent that the fair market value of the asset exceeds our adjusted tax basis in the asset, in each case, determined as of the date on which we acquired the asset. The results described in this paragraph assume that we will elect this treatment in lieu of an immediate tax when the asset is acquired.

     - With respect to an equity interest in either a taxable mortgage pool or a residual interest in a real estate mortgage investment conduit, or REMIC, the ownership of which is attributed to us or to a REIT in which we own an interest, we will pay tax at the highest corporate rate on the amount of any "excess inclusion income" for the taxable year allocable to the percentage of our shares that are held by "disqualified organizations." For a definition of "excess inclusion income," see "Taxable Mortgage Pools," below. A "disqualified organization" includes: the United States; any state or political subdivision of the United States; any foreign government; any international organization; any agency or instrumentality of any of the foregoing; any other tax-exempt organization, other than a farmer's cooperative described in section 521 of the Code, that is exempt both from income taxation and from taxation under the unrelated business taxable income provisions of the Code; and any rural electrical or telephone cooperative. For this reason, our declaration of trust will prohibit disqualified organizations from owning our shares.

     -    If we fail to distribute during the calendar year at least the sum of
          (i) 85% of our real estate investment trust ordinary income for such year, (ii) 95% of our real estate investment trust capital gain income for such year, and (iii) any undistributed taxable income from prior periods, we will pay a 4% excise tax on the excess of such required distribution over the amount actually distributed to shareholders.

     - We may elect to retain and pay income tax on some or all of our long-term capital gain, which gain currently is subject to tax at corporate rates. In that case, a U.S. holder of Shares would include its proportionate share of our undistributed net long-term capital gain (to the extent we make a timely designation of such gain to the shareholder) in its income, would be deemed to have paid the tax that we paid on such gain, would be allowed a credit for its proportionate share of the tax deemed to have been paid and an adjustment would be made to increase the basis of the U.S. holder in its Shares.

     - We may be subject to a 100% excise tax on transactions with any taxable REIT subsidiary not conducted on an arm's length basis.

REQUIREMENTS FOR QUALIFICATION AS A REIT

INTRODUCTION

In order to qualify as a real estate investment trust for federal income tax purposes, we must elect to be treated as a REIT and must satisfy certain statutory tests relating to, among other things, (i) the sources of our income,
(ii) the nature of our assets, (iii) the amount of our distribution, and (iv) the ownership of our Shares.

The Code defines a REIT as a corporation, trust or association:

     (1)    that is managed by one or more trustees or directors;

     (2) the beneficial ownership of which is evidenced by transferable shares or transferable certificates;

     (3) that would be taxable as a regular domestic corporation, but for its election to be taxed as a REIT;

     (4) that is not a financial institution or an insurance company under the Code;

     (5)    that is beneficially owned by 100 or more persons;

     (6) not more than 50% in value of the outstanding shares of which are owned, actually or constructively, by five or fewer individuals, as defined in the Code to include some entities, and after applying certain attribution rules, during the last half of each year;

     (7) that has in place an election to be taxable as a REIT for the current taxable year, which election has not been terminated or revoked;

     (8) that meets other tests, described below, regarding the nature of its income and assets, and the amount of its distributions; and

     (9)    that has a taxable year that is the calendar year.

In addition, we must satisfy all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status and comply with the recordkeeping requirements of the Code and Treasury Regulations promulgated thereunder.

INCOME TESTS

GENERAL. A REIT must satisfy annually two tests regarding the nature of its gross income in order to maintain its real estate investment trust status. First, at least 75% of a REIT's gross income, excluding gross income from prohibited transactions, for each taxable year generally must consist of defined types of income that the REIT derives, directly or indirectly, from investments relating to real property or mortgages on real property or temporary investment income. We refer to this test as the 75% gross income test. Qualifying income for purposes of the 75% gross income test generally includes:

     -    "rents from real property" (as defined below);

     - interest from debt obligations secured by mortgages on real property or on interests in real property;

     - dividends or other distributions on, and gain from the sale or other disposition of, shares in other real estate investment trusts;

     - gain from the sale or other disposition of real property, interests in real property, or mortgage loans, which is not inventory or property held for sale to customers in the ordinary course of business;

     - amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements to make loans secured by mortgages on real property or on interests in real property or agreements to purchase or lease real property;

     -    abatements and real property tax refunds;

     - gain from the sale or other disposition of a real estate asset which is not a prohibited transaction because certain holding period and other requirements are met;

     -    gain from the sale of foreclosure property;

     - income derived from a REMIC in proportion to the real estate assets held by the REMIC, unless at least 95% of the REMIC's assets are real estate assets, in which case all of the income derived from the REMIC; and

     - "qualifying temporary investment income," which is income from stock or a debt instrument that is attributable to the temporary investment of new capital and is received during the one-year period beginning on the date a REIT receives such capital.

Second, at least 95% of a REIT's gross income, excluding gross income from prohibited transactions, for each taxable year generally must consist of income that is qualifying income for purposes of the 75% gross income test, as well as other passive income, including dividends; other types of interest; gain from the sale or disposition of stock or securities; except as limited by Treasury Regulations, certain hedging transaction payments, including payments under an interest rate swap or cap agreement, option, futures contract, forward rate agreement or any similar financial instrument entered into by the REIT in a transaction designed to reduce interest rate risks with regard to any indebtedness incurred or to be incurred by the REIT to carry real estate asset; and any gain from the sale or disposition of any such hedging investment. We refer to this test as the 95% gross income test.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if our failure to meet the tests is due to reasonable cause and not due to willful neglect, we attach a schedule of the sources of our income to our federal income tax return, and any incorrect information on the schedule is not due to fraud with the intent to evade tax. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally earn (or are treated as earning by virtue of our investment in the Underlying Funds) exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances, we will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of our nonqualifying income. See "Taxation as a REIT," above for a description of the calculation of this penalty tax.

Our income for purposes of these tests includes our allocable share of all income earned by the Underlying Funds that are treated as partnerships or disregarded entities for income tax purposes, as well as the subsidiaries of these partnerships or disregarded entities that are treated as partnerships or disregarded entities for income tax purposes.

RENTS FROM REAL PROPERTY

Rent that a REIT receives from real property that it owns and leases to tenants will qualify as "rents from real property" if the following conditions are satisfied:

     - First, the rent must not be based, in whole or in part, on the income or profits of any person. An amount will not fail to qualify as rent from real property solely by reason of being based on a fixed percentage (or percentages) of gross sales or receipts.

     - Second, rents we receive from a "related party tenant" (as defined below) will not qualify as rents from real property unless the tenant is a taxable REIT subsidiary, at least 90% of the property is leased to unrelated tenants, and the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space. A tenant is a related party tenant if a REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant.

     - Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property.

     - Finally, a REIT generally must not operate or manage (or be deemed to operate or manage) its real property or furnish or render services (or be deemed to furnish or render services) to its tenants, other than through an "independent contractor" who is adequately compensated and from whom it does not derive revenue. An independent contractor is a person who does not own, directly or indirectly, more than 35% of the shares of a REIT, and in which not more than 35% of the voting power and shares is owned, directly or indirectly, by one or more persons owning 35% or more of the shares of the REIT. A REIT may provide services directly, however, if the services are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered "primarily for the occupant's convenience." However, a REIT may render, other than through an independent contractor, a de minimis amount of "non-customary" services to the tenants of a property as long as our income from such services does not exceed 1% of its gross income from the property, and, in such case, all of the income from such property will be treated as rents from real property. If the amount of income from the provision of non-customary services to tenants of a property exceeds 1% of the income from such property, none of the income from such property will be treated as rents from real property and will instead be treated as non-qualifying income for purposes of the income tests.

INTEREST FROM DEBT OBLIGATIONS

Interest is generally defined as consideration for the use or forbearance of money. For purposes of the gross income tests, the term "interest" generally does not include any interest if the amount received depends in whole or in part on the net income or profits of any person. An amount will generally not be excluded from the term "interest," however, if such amount is based on a fixed percentage of gross receipts or sales.

Any amount includable in our gross income with respect to our interests in Underlying Funds that own a regular or residual interest in a real estate mortgage investment conduit, or REMIC, is generally treated as interest on an obligation secured by a mortgage on real property for purposes of the 75% gross income test. If, however, less than 95% of the assets of a REMIC consist of real estate assets, we will be treated as receiving directly our proportionate share of the income of the REMIC, which would generally include non-qualifying income for purposes of the 75% gross income test. In addition, if we receive (or are treated as receiving) interest income with respect to a mortgage loan that is secured by both real property and other property and the principal amount of the loan exceeds the fair market value of the real property on the date we purchased the mortgage loan, interest income on the loan will be apportioned between the real property and the other property based on their relative values, which apportionment would cause us to recognize income that is not qualifying income for purposes of the 75% gross income test.

One or more of the Underlying Funds in which we invest may acquire construction loans or mezzanine loans that have shared appreciation provisions. To the extent interest on a loan is based on the cash proceeds from the sale or exchange of property, income attributable to such provision would be treated as gain from the sale of the secured property, which generally should qualify for purposes of the 75% and 95% gross income tests. There is some uncertainty as to whether mezzanine loans constitute qualifying assets for purposes of the 75% asset test and result in qualifying income for purposes of the 75% gross income test. A Revenue Procedure and recent private letter rulings issued by the IRS to other taxpayers indicate that, in certain circumstances, mezzanine loans secured by interests in a partnership or limited liability company, substantially all of the assets of which represent interests in real estate, constitute qualifying assets and result in qualifying income. We may not, however, rely on private letter rulings issued to other taxpayers. If the Underlying Funds' mezzanine loans are determined not to constitute qualifying assets and do not result in qualifying income for purposes of these tests, our ability to maintain REIT status will be jeopardized.

The Underlying Funds in which we invest may employ, to the extent consistent with the REIT provisions of the Code, forms of securitization of their assets under which a "sale" of an interest in a mortgage loan occurs, and a resulting gain or loss is recorded on the Underlying Fund's balance sheet for accounting purposes at the time of sale. In a "sale" securitization, only the net retained interest in the securitized mortgage loans would remain on the Underlying Fund's balance sheet. We may elect to hold certain of our investments in Underlying Funds that engage in securitization activities through one or more taxable subsidiaries, or through qualified REIT subsidiaries, formed for such purpose. To the extent consistent with the REIT provisions of the Code, such entities could elect to be taxed as real estate mortgage investment conduits.

DIVIDENDS

The Fund's share of any dividends received from a taxable REIT subsidiary or from other regular "C" corporations in which it owns an interest will qualify for purposes of the 95% gross income test but not for purposes of the 75% gross income test. The Fund does not anticipate that it will receive sufficient dividends from these types of entities to cause it to exceed the limit on nonqualifying income under the 75% gross income test.

INCOME FROM FORECLOSURE PROPERTY

Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

     1. that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

     2. for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

     3. for which the REIT makes a proper election to treat the property as foreclosure property.

Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property (unless earlier terminated due to certain impermissible actions of the REIT with respect to such property), or longer if an extension is granted by the Secretary of the Treasury. REITs generally are subject to tax at the maximum corporate rate on any income from foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test without regard to the foreclosure provisions, less expenses directly connected with the production of that income. However, gross income from foreclosure property will qualify for purposes of the 75% and 95% gross income tests.

PROHIBITED TRANSACTION INCOME

Any income attributable to us from the sale of any property, other than foreclosure property, held as inventory or otherwise held primarily for sale to customers in the ordinary course of business will be prohibited transaction income, and subject to a 100% penalty tax. Since it is not qualified income, this prohibited transaction income also will adversely affect our ability to satisfy the gross income tests for qualification as a REIT. Whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business depends on all the facts and circumstances surrounding the particular transaction. The Treasury Regulations provide safe harbors, which, if met, would not result in prohibited transaction income by us. However, because we are unable to exercise absolute control over the nature of the property held by the Underlying Funds, we may not be able to meet these safe harbors in all circumstances.

HEDGING TRANSACTIONS

The Underlying Funds may enter into hedging transactions with respect to one or more of their assets or liabilities. These hedging transactions could take a variety of forms, including interest rate swaps or cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. To the extent that an Underlying Funds enters into hedging transactions to reduce its interest rate risk on indebtedness incurred to acquire or carry real estate assets, any income or gain from the disposition of hedging transactions should be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. We intend to work with the Underlying Funds to ensure that their hedging transactions are conducted in a manner that does not jeopardize our status as a REIT.

Although no assurances can be given that either of the income tests will be satisfied in any given year, we anticipate that our operations, including the manner of our investment in the Underlying Funds, will allow us to meet each of the 75% gross income test and the 95% gross income test.

ASSET TESTS

A REIT also must satisfy the following six tests relating to the nature of its assets at the close of each quarter of its taxable year:

     - First, at least 75% of the value of a REIT's total assets must consist of cash or cash items, including receivables, government securities, "real estate assets," or qualifying temporary investments. Real estate assets include real property, mortgages on real property, shares in other qualified REITs, and the proportionate share of any real estate assets owned by a partnership (such as an Underlying Fund) in which a REIT is a partner or by a qualified REIT subsidiary. We refer to this test as the "75% asset test."

     - Second, no more than 25% of the value of a REIT's total assets may be represented by securities other than those that are qualifying assets for purposes of the 75% asset test. We refer to this test as the "25% asset test."

     - Third, not more than 20% of the value of a REIT's total assets may be represented by the securities of one or more taxable REIT subsidiaries.

     - Fourth, except for securities in taxable REIT subsidiaries and securities in the 75% asset class described above, the value of any one issuer's securities owned by a REIT may not exceed 5% of the value of its total assets.

     - Fifth, except for securities in taxable REIT subsidiaries and securities in the 75% asset class described above, a REIT may not own more than 10% of any one issuer's outstanding voting securities.

     - Sixth, except for securities in taxable REIT subsidiaries and securities in the 75% asset class described above, a REIT may not own more than 10% of any one issuer's outstanding voting securities.

A REIT's assets for purposes of these tests include its allocable share of all assets held by entities in which the REIT owns an interest that are treated as partnerships for federal income tax purposes (such as interests in the Underlying Funds), and the subsidiaries of these partnerships that are treated as partnerships for federal income tax purposes. For purposes of the asset tests, we will be considered to own that portion of the assets owned by the Underlying Funds that correspond to our percentage ownership interests in the Underlying Funds.

We expect that any mortgage backed securities, real property and temporary investments acquired by the Underlying Funds will generally be qualifying assets for purposes of the 75% asset test, except to the extent that less than 95% of the assets of a real estate mortgage investment conduit in which it owns an interest consists of "real estate assets." Mortgage loans, including distressed mortgage loans, construction loans, bridge loans, and mezzanine loans, also will generally be qualifying assets for purposes of the 75% asset test to the extent that the principal balance of each mortgage loan does not exceed the value of the associated real property on the date such loan is acquired by an Underlying Fund.

We intend to operate so that we will not acquire any interests in Underlying Funds that hold assets that would cause us to violate any of the asset tests. If, however, we should fail to satisfy any of the asset tests at the end of a calendar quarter, we would not lose our real estate investment trust status if
(i) we satisfied the asset tests at the end of the close of the preceding calendar quarter and (ii) the discrepancy between the value of our assets and the asset test requirements arose solely from changes in the market values of our assets and was not wholly or partially caused by the acquisition of one or more non-qualifying assets. If we do not satisfy the condition described in clause (ii) of the preceding sentence, we can still avoid disqualification as a real estate investment trust by disposing of a sufficient amount of non-qualifying assets so that we meet the income tests within 30 calendar days after the close of the calendar quarter in which the violation occurred.

We intend to work closely with the Underlying Funds to maintain adequate records of the value of our proportionate shares of their assets to ensure compliance with the asset tests and to take any available action within 30 days after the close of any quarter as may be required to cure any noncompliance with the asset tests. We cannot ensure that these steps always will be successful, particularly in instances where the we do not have the ability to immediately redeem our interest in an Underlying Fund or to control dispositions of assets by an Underlying Fund. If we fail to cure the noncompliance with the asset tests within this 30-day period, we could fail to qualify as a REIT.

We currently believe that our interests in the Underlying Funds and other assets that we expect to hold will satisfy the foregoing asset test requirements. However, no independent appraisals will be obtained by the Underlying Funds or us to support our conclusions as to the value of our assets, and the values of some assets may not be susceptible to a precise determination. Further, the Underlying Funds may, in the future, acquire assets that adversely affect our ability to comply with one or more of the asset tests. As a result, there can be no assurance that the IRS will not contend that our interest in the Underlying Funds and other assets will not cause a violation of the asset tests.

DISTRIBUTION REQUIREMENTS

Each taxable year, a REIT must distribute dividends to its shareholders in an amount at least equal to:

     - 90% of the REIT's "real estate investment trust taxable income," which is computed without regard to the dividends paid deduction and the REIT's net capital gain or loss; and

     - 90% of our net income after tax from foreclosure property, if any, minus the sum of certain items of non-cash income.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if a REIT declares a dividend in October, November, or December of any year with a record date in one of these months and pays the dividend on or before January 31 of the following year, it will be treated as having paid the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before the REIT timely files its tax return for the year and if made before the first regular dividend payment made after such declaration. If a REIT fails to meet the 90% distribution requirement as a result of an adjustment to its tax returns by the IRS, the REIT may, if the deficiency is not due to fraud with intent to evade tax or a willful failure to file a timely tax return, and if certain other conditions are met, retroactively cure the failure by paying a deficiency dividend (plus interest) to its shareholders.

A REIT will be subject to federal income tax on its taxable income, including net capital gain, that it does not distribute currently to its shareholders. Furthermore, if a REIT fails to distribute during a calendar year, or, in the case of distributions with declaration and record dates falling within the last three months of the calendar year, by the end of the January following such calendar year, at least the sum of:

     - 85% of the REIT's real estate investment trust ordinary income for such year;

     - 95% of the REIT's real estate investment trust capital gain income for such year; and

     -    any of the REIT's undistributed taxable income from prior periods,

the REIT will be subject to a 4% nondeductible excise tax on the excess of such required distributions over the amount actually distributed. If the REIT elects to retain and pay income tax on the net capital gain that it receives in a taxable year, the REIT will be deemed to have distributed any such amount for purposes of the 4% excise tax described in the preceding sentence.

A REIT may elect to retain and pay income tax on its net long-term capital gain, which gain is currently subject to tax at ordinary corporate rates. In that case, a shareholder would include its proportionate share of the REIT's undistributed net long-term capital gain (to the extent the REIT makes a timely designation of such gain to the shareholder) in its income, would be deemed to have paid its proportionate share of the tax that the REIT paid on such gain, would be allowed a credit for its proportionate share of the tax deemed to have been paid, and would receive an increase in the basis of its shares equal to the amount of the REIT's undistributed long-term capital gains included in the shareholder's income (less its proportionate share of the capital gains tax paid with respect to such gains).

We intend to make distributions to our shareholders in a manner that will allow us to satisfy the distribution requirements described above. It is possible that, from time to time, our pre-distribution taxable income may exceed our cash flow and we may have difficulty satisfying the distribution requirements. In particular, this situation may occur when we are required to recognize our proportionate share of partnership income from an Underlying Fund but such Underlying Fund does not makes a corresponding distribution of cash to us on a timely basis. We intend to closely monitor our investments in the Underlying Funds to ensure that such investments do not produce discrepancies between taxable income and cash flow that would cause us to be unable to meet the REIT distribution requirements.

RECORDKEEPING REQUIREMENTS

A REIT must maintain records of information specified in applicable Treasury Regulations in order to maintain it qualification as a real estate investment trust. In addition, in order to avoid a monetary penalty, a REIT must request on an annual basis certain information from its shareholders designed to disclose the actual ownership of the REIT's outstanding shares. We intend to comply with these recordkeeping requirements.

OWNERSHIP REQUIREMENTS

For a REIT to qualify as a real estate investment trust, shares of the REIT must be held by a minimum of 100 persons for at least 335 days in each taxable year after the REIT's first taxable year. Further, at no time during the second half of any taxable year after the REIT's first taxable year may more than 50% of the REIT's shares be owned, actually or constructively, by five or fewer individuals. These limitations do not apply to the first taxable year for which an election is made to be taxed as a REIT. The Shares will be held by 100 or more persons. Our Articles of Incorporation contain ownership and transfer restrictions designed to prevent violation of these requirements. These restrictions, however, may not ensure that we will, in all cases, be able to satisfy the share ownership requirements. If we fail to satisfy these share ownership requirements, our status as a REIT would terminate. If, however, we comply with the rules contained in applicable Treasury Regulations that require us to determine the actual ownership of our shares and we do not know, or would not have known through the exercise of reasonable diligence, that five or fewer individuals own more than 50% of the Shares, we would not be disqualified as a REIT.

FAILURE TO QUALIFY

If a REIT fails to qualify as a real estate investment trust in any taxable year, and no relief provisions apply, the REIT will be subject to federal income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. In calculating a REIT's taxable income in a year in which it does not qualify as a real estate investment trust, the REIT will not be able to deduct amounts distributed to its shareholders. However, the REIT will not be required to distribute any amounts to its shareholders in such taxable year. In such event, to the extent of the REIT's current and accumulated earnings and profits, all distributions to shareholders will be taxable as "qualified dividend income," which is currently taxable at capital gain rates. Moreover, subject to certain limitations under the Code, corporate shareholders who receive such distributions may be eligible for the dividends received deduction. Unless the REIT qualifies for relief under specific statutory provisions, the REIT will be disqualified from taxation as a real estate investment trust for the four taxable years following the year in which it ceased to qualify as a real estate investment trust. We cannot state whether we would qualify for this special relief if we failed to meet the REIT qualification tests.

TAXABLE MORTGAGE POOL ("TMP") RULES

An entity may be classified as a "taxable mortgage pool" ("TMP") under the Code if (1) substantially all of entity's assets consist of debt obligations (or interests therein), (2) more than 50% of the entity's investments in debt obligations are real estate mortgages (or interests therein), (3) the entity is obligated for debts with two or more maturities, and
(4) the payments required to be made by the entity on its debt obligations bear a relationship to the payments received by the entity from its assets. Although we do not intend to invest in any Underlying Funds that are treated as taxable mortgage pools, it is possible that a change in the nature of the investments held by one or more of the Underlying Funds could give rise to our being considered to be, or to own and interest in, one or more taxable mortgage pools. If an Underlying Fund taxable as a partnership and in which we own an interest were treated as a taxable mortgage pool, the Underlying Fund that is a taxable mortgage pool would be treated as a corporation for federal income tax purposes, and would potentially be subject to corporate income tax. This characterization of an Underlying Fund would alter our REIT income and asset test calculations, and could adversely affect our compliance with those requirements. We intend to monitor the investment structure of any Underlying Funds in which we have an interest to ensure that they will not be treated as taxable mortgage pools, or alternatively, if such Underlying Funds are treated as taxable mortgage pools, their status as such does not adversely affect our status as a REIT.

We do not intend to invest in Underlying Funds in a manner that would cause us to be treated, in whole or in part, as a taxable mortgage pool. In the case of a REIT, or a portion of a REIT, or a disregarded subsidiary of a REIT, that is a taxable mortgage pool, special rules apply. The REIT is not treated as a corporation that is subject to corporate income tax, and the taxable mortgage pool classification does not directly affect the tax status of the REIT. Rather, the consequences of the taxable mortgage pool classification, in general, except as described below, are limited to the shareholders of the REIT. The Treasury Department has yet to issue regulations to govern the tax treatment of shareholders of a REIT that owns an interest in a taxable mortgage pool.

A portion of our income from a taxable mortgage pool arrangement, which might be non-cash accrued income or "phantom" taxable income, could be treated as "excess inclusion income." Excess inclusion income is an amount, with respect to any calendar quarter, equal to the excess, if any, of (a) income allocable to the holder of the residual interest in a REMIC or an equity interest in a taxable mortgage pool over (b) the sum of an amount for each day in the calendar quarter equal to the product of (i) the adjusted issue price at the beginning of the quarter multiplied by (ii) 120 percent of the long-term Federal rate (determined on the basis of compounding at the close of each calendar quarter and properly adjusted for the length of such quarter). This income would nonetheless be part of our REIT taxable income subject to the distribution requirements described above, and could therefore adversely affect our ability to meet these distribution requirements.

Moreover, our excess inclusion income would be allocated among our shareholders. A shareholder's share of excess inclusion income (i) would not be allowed to be offset by any net operating losses otherwise available to the shareholder, (ii) would be subject to tax as unrelated business taxable income in the hands of most types of shareholders that are otherwise generally exempt from federal income tax, and (iii) would result in the application of U.S. federal income tax withholding at the maximum rate (30%), without reduction for any otherwise applicable income tax treaty, to the extent allocable to most types of foreign shareholders. Although the law on the matter is unclear, to the extent that excess inclusion income is allocated to a tax-exempt shareholder that is not subject to unrelated business income tax (such as government entities), we might be taxable on this income at the highest applicable corporate tax rate (currently 35%). While our Articles of Incorporation prohibit our Shares from being held by entities that might subject it to this tax, this prohibition may not ensure that this tax will not be imposed. The manner in which excess inclusion income would be allocated among different classes of our Shares or how such income is to be reported to shareholders is not clear under current law. Tax-exempt investors, foreign investors and taxpayers with net operating losses should carefully consider the tax consequences described above and are urged to consult their tax advisors in connection with their decision to invest in Shares.

QUALIFIED REIT SUBSIDIARIES

If a REIT owns a corporate subsidiary that is a "qualified REIT subsidiary," the separate existence of that subsidiary is disregarded for federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the capital stock of which is owned by the REIT. All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary is not subject to federal corporate income taxation, although it may be subject to state and local taxation in some states.

TAXABLE REIT SUBSIDIARIES

A "taxable REIT subsidiary" is an entity that is taxable as a corporation in which a REIT directly or indirectly owns stock and that elects with the REIT to be treated as a taxable REIT subsidiary. In addition, if a taxable REIT subsidiary owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of the parent REIT. However, an entity will not qualify as a taxable REIT subsidiary if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. A taxable REIT subsidiary is subject to federal income tax, and state and local income tax where applicable, as a regular "C" corporation. To the extent that we have a taxable REIT subsidiary that is required to pay taxes, we will have less cash available for distribution to shareholders. If dividends are paid by one or more of our taxable REIT subsidiaries to us, then dividends from us to our shareholders who are taxed at individual rates, up to the amount of dividends we received from the taxable REIT subsidiaries, will generally be eligible to be subject to tax at reduced capital gains rates, rather than tax at ordinary income rates. See "Taxation of Taxable U.S. Shareholders--Qualified Dividend Income."

Unlike the income earned by partnerships in which a REIT owns an interest, income earned by a taxable REIT subsidiary is not attributable to the REIT, and this income does not maintain its character when distributed to the parent REIT as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs, such as fees from the origination and/or servicing of loans, could be earned by a taxable REIT subsidiary without affecting the status of its parent REIT. We may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets the ownership of which might adversely affect our qualification under the REIT rules if such assets were held directly.

Several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to its parent REIT. In addition, a REIT is obligated to pay a 100% penalty tax on some payments that it receives or on certain expenses deducted by a taxable REIT subsidiary if the economic arrangements among the REIT and/or its taxable REIT subsidiaries are not comparable to similar arrangements among unrelated parties.

REIT OWNERSHIP OF PARTNERSHIP INTERESTS

If a REIT is a partner in a partnership, Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership based on its interest in partnership capital and will be deemed to have earned its allocable share of partnership income based on its interest in partnership profits. The character of the assets and gross income of the partnership retain the same character in the hands of the REIT for purposes of satisfying the gross income and assets tests applicable to REITs and described above. Because some of the Underlying Funds in which we invest are expected to be treated as partnerships for federal income tax purposes, we will be deemed to own our proportionate share of the assets of the Underlying Funds based on our interest in partnership capital of each such Underlying Fund and will be deemed to have earned our allocable share of partnership income of each Underlying Fund based on our interest in partnership profits of such Underlying Fund. We intend to maintain close working relationships with the managers of the Underlying Funds to ensure that the character of the assets owned by the Underlying Funds, the types of income earned by the Underlying Funds, and the amounts available for distribution to us by the Underlying Funds will allow us to comply with the income, asset, distribution and other tests applicable to REITs. However, we cannot guarantee that our efforts with regard to the Underlying Funds will be sufficient to ensure our continued qualification as a REIT, particularly in instances in which: (1) an Underlying Fund owns all or any part of its assets through lower-tier partnerships, (2) the Underlying Funds (or the lower-tier partnerships in which they own interests) do not timely report to us the amounts and character of income earned by them, (3) the Underlying Funds (or the lower-tier partnerships in which they own interests) do not timely report to us acquisitions and dispositions of assets owned by them, (4) the Underlying Funds (or the lower-tier partnerships in which they own interests) do not make timely distributions of their cash flow to their partners, (5) we do not have the ability to prevent the Underlying Funds (or the lower-tier partnerships in which they own interests) from engaging in transactions that will produce non-qualifying income for purposes of the 75% and 95% income tests and (6) we do not have the ability to prevent the Underlying Funds from purchasing non-qualifying assets or disposing of qualified assets for purposes of the REIT asset tests.

TAXATION OF U.S. SHAREHOLDERS

TAXABLE U.S. SHAREHOLDER

As used herein, the term "Taxable U.S. Shareholder" means a holder of our Shares that, for U.S. federal income tax purposes, is:

     -    a citizen or resident alien individual of the U.S.;

     - a corporation, partnership, or other entity created or organized in or under the laws of the U.S. or any state or political subdivision thereof;

     - an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

     - in general, a trust subject to the primary supervision of a United States court and the control of one or more United States persons, or a trust that was in existence on August 20, 1996 and that has made a valid election to be treated as a U.S. person.

For any taxable year in which we qualify as a REIT, amounts distributed to Taxable U.S. Shareholders will be taxed as follows. Generally, in the case of a partnership that holds Shares, any partner that would be a U.S. holder if it held Shares directly is also a U.S. holder. A "non-U.S. holder" is a holder, including any partner in a partnership that holds Shares, that is not a U.S. holder.

DISTRIBUTIONS GENERALLY

Distributions made to our Taxable U.S. Shareholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or "qualified dividend income") will be taken into account by such shareholder as ordinary income and will not, in the case of a corporate shareholder, be eligible for the dividends received deduction. To the extent that we make a distribution to Taxable U.S. Shareholders in excess of our current or accumulated earnings and profits, the distribution will be treated by a Taxable U.S. Shareholder first as a tax-free return of capital, reducing the shareholder's tax basis in the Shares, and any portion of the distribution in excess of the shareholder's tax basis in the Shares will then be treated as gain from the sale of such Shares. Dividends we declare in October, November or December of any year payable to a shareholder of record on a specified date in any such month shall be treated as both paid by us and received by shareholders on December 31 of such year, provided that we pay the dividend during January of the following calendar year.

If we declare a dividend before the time we are required to file our federal income tax return for a taxable year and distribute such dividend to our shareholders in the 12-month period following the close of such taxable year (and not later than the date of the first regular dividend payment made after such declaration), we may treat the amount of such dividend as having been paid during such taxable year, but the dividend is treated as received by our shareholders in the taxable year in which the distribution is made.

CAPITAL GAIN DIVIDENDS

Dividends to Taxable U.S. Shareholders that we properly designate as capital gain dividends will be treated by such shareholders as long-term capital gain, to the extent that such dividends do not exceed our actual net capital gain, without regard to the period for which the shareholders have held their Shares. Capital gain dividends, like regular dividends from a real estate investment trust, are not eligible for the dividends received deduction for corporations.

RETAINED CAPITAL GAINS

A REIT may elect to retain, rather that distribute, its long-term capital gain received during the tax year. To the extent designated in a notice from the REIT to its shareholders, the REIT will pay the income tax on such gains and Taxable U.S. Shareholders must include their proportionate share of the undistributed net long-term capital gain so designated in their gross income for the tax year. Each Taxable U.S. Shareholder will be deemed to have paid its share of the tax paid by the REIT, which tax will be credited or refunded to such shareholder. To prevent a double tax on the same gain, the Taxable U.S. Shareholder's basis in its Shares is increased by the excess of the undistributed net long term capital gain it is required to include in income over the tax it is deemed to have paid.

QUALIFIED DIVIDEND INCOME

Distributions that are treated as "qualified dividend income" will be taxed at capital gains rates, rather than ordinary income rates. Distributions will be treated as qualified dividend income if they are distributed to a non-corporate taxpayer, are properly designated by us as qualified dividend income and certain holding period and other requirements are satisfied.

If we designate certain dividends as qualified dividend income to our Taxable U.S. Shareholders, the holder will have to meet certain other requirements in order to treat the dividend as qualified dividend income. For example, the holder will only be eligible to treat the dividend as qualifying dividend income if the holder is taxed at individual rates and meets a holding period requirement. In general, a holder will be required to hold its Shares for more than 60 days during the 120-day period beginning on the date which is 60 days before the date on which such Shares become ex-dividend with respect to such dividend. A longer holding period may apply to preferred dividends which are attributable to a period or periods aggregating in excess of 366 days.

OTHER TAX CONSIDERATIONS

Distributions, including deemed distributions of undistributed net long-term capital gain, made by us and gain from the disposition of our Shares will not be treated as passive activity income, and, therefore, Taxable U.S. Shareholders who are subject to the passive loans limitation rules of the Code will not be able to apply any passive losses against such income. Distributions from us, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of the investment interest limitation on deductibility of investment interest. However, net capital gain from the disposition of our Shares or capital gain dividends, including deemed distributions of undistributed net long-term capital gains, generally will be excluded from investment income. Taxable U.S. Shareholders may not include their share of our net operating or capital losses, if any, in their individual income tax returns. Our operating or capital losses will be carried over by us for potential offset against future income, subject to applicable limitations.

SALE OF SHARES

Upon the sale of our Shares, a Taxable U.S. Shareholder generally will recognize gain or loss equal to the difference between the amount realized on such sale and the holder's tax basis in the shares sold. To the extent that the Shares are held as a capital asset by the Taxable U.S. Shareholder, the gain or loss will be long-term capital gain or loss if the Shares have been held for more than a year, and will be a short-term capital gain or loss if the Shares have been held for a shorter period. A Taxable U.S. Shareholder that is an individual or an estate or trust and that has long-term capital gain will be subject to a maximum capital gain rate of 15%. The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is currently higher than the maximum long-term capital gain tax rate for non-corporate shareholders) to the portion of capital gain realized by a non-corporate Taxable U.S. Shareholder on the sale of REIT common shares to the extent that such capital gain is attributable to depreciation previously deducted by the REIT. A Taxable U.S. Shareholder that is a corporation will be subject to tax at a maximum rate of 35% on capital gain from the sale of the Fund's shares. Taxable U.S. Shareholders are advised to consult with their own tax advisors with respect to their capital gain tax liability.

In general, however, any loss upon a sale of Shares by a Taxable U.S. Shareholder who has held such shares for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent that distributions from us were required to be treated as long-term capital gain by that holder.

TAX SHELTER REPORTING REQUIREMENTS

Under recently issued Treasury Regulations, our activities or the activities of a shareholder may include one or more "reportable transactions," requiring, in certain circumstances, that the Fund or a shareholder file information returns as described below. A "reportable transaction" of the Fund could include, among others, a difference in excess of $10 million in any single taxable year or $20 million in any combination of taxable years between the federal income tax treatment of a transaction by us and the "book" treatment of such transaction by us under generally accepted accounting principles ("GAAP"). The combination of taxable years would include the taxable year of the transaction and the five succeeding taxable years. For example, if we pay dividends to our shareholders in excess of $10 million in any single taxable year or $20 million in any combination of taxable years and deduct these dividends for federal income tax purposes but not for GAAP purposes, our payment of these dividends may be a reportable transaction and subject us to the information return requirements described below. However, because a REIT is entitled to deduct the amount of the dividends it pays to its shareholders from its REIT taxable income under the Code, as described above, we do not believe that our filing of an information return disclosing our payment of dividends to our shareholders will result in the assessment of any additional federal income tax on us or our shareholders.

A "reportable transaction" of a shareholder could include, among others, a shareholder's recognition of a loss upon its disposition of our Shares in excess of $10 million in any single taxable year or $20 million in any combination of taxable years for a shareholder that is a corporation, and $2 million in any single taxable year or $4 million in any combination of taxable years for a shareholder that is an individual, partnership, S corporation or trust. The combination of taxable years would include the taxable year of the transaction and the five succeeding taxable years. Shareholders should consult with their advisors concerning the application of these reporting obligations to their specific situations.

The Treasury Regulations require a person who engages in a reportable transaction to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which it participates in the "reportable transaction." The participant must also submit a copy of the completed form to the IRS's Office of Tax Shelter Analysis.

None of the transactions described herein are intended to be "confidential transactions" that would be considered reportable transactions under the Treasury Regulations. As a result, we, our Adviser, and our affiliates have granted to each shareholder, and each employee, representative or other agent of each shareholder, the authority to disclose to any and all persons, without limitation of any kind, our tax treatment and tax structure and the transactions described herein and all materials of any kind (including opinions or other tax analyses) that are provided to any shareholders relating to such tax treatment and tax structure. Neither we nor the Adviser (nor any of our affiliates) assert any claim of proprietary ownership or exclusive right with respect to our tax treatment or tax structure or the transactions described herein. Notwithstanding the foregoing, under no circumstances may any person offer or sell Shares by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

TAXATION OF TAX-EXEMPT U.S. SHAREHOLDERS

Tax-exempt entities, including qualified employee pension and profit sharing trusts, charitable remainder trusts, and individual retirement accounts, which we refer to as Exempt Organizations, generally are exempt from federal income taxation. Exempt Organizations are subject to tax, however, on their unrelated business taxable income, or "UBTI." UBTI is defined as the gross income derived by an Exempt Organization from an unrelated trade or business, less the deductions directly connected with that trade or business, subject to certain exceptions.

Our payment of dividends to a Tax-Exempt U.S. Shareholder generally will not constitute UBTI unless such Shareholder has incurred debt to acquire or carry its Shares (in which case, such Shares will be considered "debt-financed property") or has used its Shares in a trade or business. Similarly, income from the sale of Shares will not constitute UBTI unless the Tax-Exempt U.S. Shareholder has held its Shares as debt-financed property or has used the Shares in a trade or business. To the extent, however, that we (or an Underlying Fund, or a disregarded subsidiary of the Fund) are a taxable mortgage pool, or if we hold residual interests in a REMIC, the portion of the dividends paid to a Tax-Exempt U.S. Shareholder that is allocable to excess inclusion income may be subject to tax as UBTI. Excess inclusion income will generally be allocated to our Shareholders to the extent we have excess inclusion income that exceeds our REIT taxable income in a particular year. See "Requirements for Qualification as a REIT--Taxable Mortgage Pool (TMP) Rules."

For a Tax-Exempt U.S. Shareholder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust, or qualified group legal services plan exempt from federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) or (c)(20) of the Code, or a single parent title-holding corporation exempt under Section 501(c)(2) of the Code the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in Shares will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code. These tax exempt holders should consult their own tax advisors concerning these "set aside" and reserve requirements.

Notwithstanding the above, however, a portion of the dividends paid by a "pension held REIT" are treated as UBTI as to any trust which is described in
Section 401(a) of the Code, is tax-exempt under Section 501(a) of the Code, and holds more than 10%, by value, of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as "pension trusts."

A REIT is a "pension held REIT" if:

     1. it would not have qualified as a REIT but for Section 856(h)(3) of the Code, which provides that shares owned by pension trusts will be treated, for purposes of determining whether the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and

     2. either (a) at least one pension trust holds more than 25% of the value of the interests in the REIT, or (b) a group of pension trusts each individually holding more than 10% of the value of the REIT's shares, collectively owns more than 50% of the value of the REIT's shares.

The percentage of any REIT dividend from a "pension held REIT" that is treated as UBTI is equal to the ratio of the UBTI earned by the REIT (less any direct expenses related to such UBTI), treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT (less any direct expenses related to such gross income). An exception applies where this percentage is less than 5% for any year, in which case none of the dividends would be treated as UBTI.

TAXATION OF NON-U.S. SHAREHOLDERS

GENERAL

The rules governing U.S. federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts and certain other foreign shareholders, which we refer to as "Non-U.S. Shareholders," are complex and no attempt is made herein to provide more than a general summary of such rules. This discussion does not consider the tax rules applicable to all Non-U.S. Shareholders and, in particular, does not consider the special rules applicable to U.S. branches of foreign banks or insurance companies or certain intermediaries. NON-U.S. SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS TO DETERMINE THE IMPACT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS WITH REGARD TO THE REIT ELECTION AND STATUS, INCLUDING ANY REPORTING AND WITHHOLDING REQUIREMENTS.

DISTRIBUTIONS GENERALLY

Distributions by us to a Non-U.S. Shareholder that are neither attributable to gain from sales or exchanges by us of "U.S. real property interests" nor designated by us as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. These distributions ordinarily will be subject to U.S. federal income tax withholding on a gross basis at a rate of 30%, or a lower rate as permitted under an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the non-U.S. holder of a U.S. trade or business. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. Further, reduced treaty rates are not available to the extent that the income allocated to the Non-U.S. Shareholder is excess inclusion income. Excess inclusion income will generally be allocated to our Shareholders to the extent we have "excess inclusion income" that exceeds our REIT taxable income in a particular year. See "Requirements for Qualification as a REIT--Taxable Mortgage Pool (TMP) Rules." Dividends that are effectively connected with a trade or business will be subject to tax on a net basis, that is, after allowance for deductions, at graduated rates, in the same manner as Taxable U.S. Shareholders are taxed with respect to these dividends, and are generally not subject to withholding. Applicable certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exception. Any dividends received by a corporate Non-U.S. Shareholder that is engaged in a U.S. trade or business also may be subject to an additional branch profits tax at a 30% rate, or lower applicable treaty rate. We expect to withhold U.S. federal income tax at the rate of 30% on any dividend distributions, not designated as (or deemed to be) capital gain dividends, made to a Non-U.S. Shareholder unless:

     - a lower treaty rate applies and the non-U.S. holder files an IRS Form W-8BEN with us evidencing eligibility for that reduced rate; or

     - the non-U.S. holder files an IRS Form W-8ECI with us claiming that the distribution is income effectively connected with the Non-U.S. Shareholder's trade or business.

Distributions in excess of our current or accumulated earnings and profits that do not exceed the adjusted basis of the Non-U.S. Shareholder in its Shares will reduce the Non-U.S. Shareholder's adjusted basis in its Shares and will not be subject to U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits that do exceed the adjusted basis of the non-U.S. holder in its Shares will be treated as gain from the sale of its shares, the tax treatment of which is described below. See "Taxation of Non-U.S. Shareholders --Sale of Shares".

We may be required to withhold at least 10% of any distribution in excess of our current and accumulated earnings and profits, even if a lower treaty rate applies or the non-U.S. holder is not liable for tax on the receipt of that distribution. However, a non-U.S. holder may seek a refund of these amounts from the IRS if the non-U.S. holder's U.S. tax liability with respect to the distribution is less than the amount withheld.

In the case of a Non-U.S. Shareholder that is a partnership or trust, the withholding rules for a distribution to such partnership or trust will depend on numerous factors, including (1) the classification of the type of partnership or trust, (2) the status of the partners or beneficiaries, and (3) the activities of the partnership or trust. Non-U.S. Shareholders that are partnerships or trusts are encouraged to consult their own tax advisors regarding the withholding rules applicable to them based on their particular circumstances.

CAPITAL GAIN DIVIDENDS

GENERAL

For any year in which we qualify as a REIT, distributions that are attributable to gain from sales or exchanges by us of U.S. real property interests will be taxed to a Non-U.S. Shareholder under the provisions of the Foreign Investment in Real Property Tax Act of 1980, which is commonly referred to as "FIRPTA." Under FIRPTA, distributions attributable to gain from sales of U.S. real property interests, whether or not designated by us as a capital gain, are taxed to a Non-U.S. Shareholder as if such gain were effectively connected with a U.S. trade or business. Non-U.S. Shareholders thus would be taxed at the regular capital gain rates applicable to Taxable U.S. Shareholders (subject to the applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals) on such distributions. Distributions subject to FIRPTA also may be subject to a 30% branch profits tax in the hands of a corporate Non-U.S. Shareholder not otherwise entitled to treaty relief or exemption.

Under FIRPTA, a REIT is required to withhold 35% of any distribution to a Non-U.S. Shareholder that is designated as a capital gain dividend or which could be designated as a capital gain dividend and is attributable to gain from the disposition of a U.S. real property interest. Moreover, if a REIT designates previously made distributions as capital gain dividends, subsequent distributions (up to the amount of the prior distributions so designated) will be treated as capital gain dividends for purposes of FIRPTA withholding. The amount withheld may exceed a Non-U.S. Shareholder's U.S. federal income tax liability with respect to such distributions, and is creditable or refundable against such Non-U.S. Shareholder's U.S. federal income tax liability.

SALE OF SHARES

Gain recognized by a Non-U.S. Shareholder upon the sale or exchange of Shares generally will not be subject to United States taxation unless:

     - the investment in Shares is effectively connected with the Non-U.S. Shareholder's U.S. trade or business, in which case the Non-U.S. Shareholder will be subject to the same treatment as Taxable U.S. Shareholders with respect to any gain;

     - the Non-U.S. Shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a tax home in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual's net capital gains for the taxable year; or

     - Shares constitute a U.S. real property interest within the meaning of FIRPTA, as described below.

Shares will not constitute a U.S. real property interest if either we are not a U.S. real property holding corporation or we are a domestically-controlled REIT. Whether we are considered to be a U.S. real property holding corporation will depend upon whether the fair market value of our U.S. real property interests equals or exceeds 50% of the fair market value of these interests, our interests in real estate outside of the United States, and our other trade or business assets. Interests that we hold solely as a creditor will not be treated as U.S. real property interests. We will be a domestically-controlled REIT if, at all times during a specified testing period, less than 50% of the value of our Shares is held directly or indirectly by non-U.S. holders.

If we are a U.S. real property holding corporation and do not qualify as a domestically controlled REIT at the time a Non-U.S. Shareholder sells Shares, gain arising from the sale still will not be subject to tax under FIRPTA if:

     - the class or series of shares sold is considered regularly traded under applicable Treasury regulations on an established securities market, such as the NYSE; and

     - the selling Non-U.S. Shareholder owned, actually or constructively, 5% or less in value of the outstanding class or series of shares being sold throughout the five-year period ending on the date of the sale or exchange.

If gain on the sale or exchange of Shares were subject to taxation under FIRPTA, the Non-U.S. Shareholder would be subject to regular U.S. income tax with respect to any gain in the same manner as a Taxable U.S. Shareholder, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a non-U.S. holder that is a corporation.

ESTATE TAX CONSIDERATIONS

The value of our Shares owned, or treated as owned by a Non-U.S. Shareholder who is a nonresident alien individual at the time of his or her death will be included in the individual's gross estate for U.S. federal estate tax purposes, unless otherwise provided in an applicable estate tax treaty.

INFORMATION REPORTING AND BACKUP WITHHOLDING

A REIT is required to report to its shareholders and to the IRS the amount of distributions paid during each tax year, and the amount of tax withheld, if any. These requirements apply even if withholding was not required with respect to payments made to a shareholder. In the case of Non-U.S. Shareholders, the information reported may also be made available to the tax authorities of the Non-U.S. Shareholder's country of residence, if an applicable income tax treaty so provides.

Backup withholding generally may be imposed at a rate of up to 28% on certain distributions to shareholders unless the shareholder furnishes its taxpayer identification number to us or establishes that it is exempt from backup withholding. A shareholder who does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS. In addition, the we may be required to withhold a portion of capital gains distributions to any shareholders who fail to certify their non-foreign status to us.

Each shareholder should consult its own tax advisor regarding its qualification for an exemption from backup withholding and the procedure for obtaining an exemption. Backup withholding is not an additional tax. Rather, the amount of any backup withholding with respect to a distribution to a shareholder will be allowed as a credit against such shareholder's U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is provided to the IRS.

In general, backup withholding and information reporting will not apply to a payment of the proceeds of the sale of our Shares by a Non-U.S. Shareholder by or through a foreign office of a foreign broker effected outside of the U.S. (so long as such Non-U.S. Shareholder or foreign broker certifies that it is not a U.S. person or otherwise establishes an exemption from backup withholding and information reporting), provided, however, that foreign brokers having certain connections with the U.S. may be obligated to comply with the backup withholding and information reporting rules. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of our Shares by foreign offices of certain brokers, including foreign offices of a broker that:

     -    is a U.S. person;

     - derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the U.S.; or

     -    is a "controlled foreign corporation" for U.S. tax purposes.

Information reporting will not apply in the above cases if the broker has documentary evidence in its records that the holder is a Non-U.S. Shareholder and certain conditions are met, or the Non-U.S. Shareholder otherwise establishes an exemption.

Payment to or through a U.S. office of a broker of the proceeds of a sale of our Shares is subject to both backup withholding and information reporting unless the shareholder certifies in the manner required that he or she is a Non-U.S. Shareholder and satisfies certain other qualifications under penalties of perjury or otherwise establishes an exemption.

STATE AND LOCAL TAXES

The discussion herein concerns only the U.S. federal income tax treatment likely to be accorded to a REIT and its shareholders. No consideration has been given to state and local tax treatment of such parties. The state and local tax treatment may not conform to the federal income tax treatment described above. As a result, each shareholder should consult its own tax advisors regarding the specific state and local tax consequences of our REIT election and its ownership and sale of the Shares.

FOREIGN INVESTMENT TAX ISSUES

PASSIVE FOREIGN INVESTMENT COMPANIES

We (or an Underlying Fund) may invest in foreign corporations that are passive foreign investment companies ("PFICs") for U.S. federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75 percent or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (generally, measured by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50 percent. If we (or an Underlying Fund classified as a partnership) invested in a PFIC, Shareholders would be subject to an income tax regime with respect to their share of income attributable to the PFIC under one of three complex methods designed to eliminate the benefit of any deferral of U.S. tax that might otherwise be available as a result of an investment in a PFIC.

Under the "interest charge" method, an owner of shares of a PFIC generally is liable for tax (at the highest ordinary income tax rate) plus an interest charge reflecting the deemed deferral of tax liability on the income arising (i) when such owner sells its PFIC shares at a gain, (ii) when the owner receives certain distributions from the PFIC or (iii) when an indirect owner's interest in the PFIC is subject to certain dispositions or distributions. Under an alternative regime, if an owner elects to have the PFIC treated as a qualified electing fund ("QEF"), the owner would generally be taxed currently on its proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. In order for us (or an Underlying
Fund) to be eligible to make a QEF election with respect to any PFIC in which we (or an Underlying Fund) invests, the PFIC would have to agree to provide certain tax information to us (or the Underlying Fund) on an annual basis, as well as satisfy certain other conditions (including cooperation with the Service). We cannot expect that any PFIC in which we (or an Underlying Fund) may invest would agree to those conditions and enable us (or the Underlying Fund) to make a QEF election. Also, we generally will not be able to control whether an Underlying Fund will make a QEF election even if otherwise eligible. Under a third method, we (or an Underlying Fund) generally will have the option to elect to mark our PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions, and to pay tax on the amount of any unrecognized gain. All such mark-to-market gain will be considered ordinary. We generally will not be able to control whether an Underlying Fund will make a mark-to-market election with respect to any PFIC in which it may invest.

Other "Anti-Deferral" Provisions. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" or "foreign personal holding company" provisions of the Code, investments by us (or an Underlying Fund classified as a partnership) in certain foreign corporations may, in certain circumstances, cause a Shareholder to (i) recognize taxable income prior to our receipt of distribution proceeds from the foreign corporate entity or (ii) recognize ordinary taxable income that would otherwise have been treated as long term capital gain.

FOREIGN TAXES

It is possible that certain dividends, interest, and other income received by us (or an Underlying Fund) from sources within foreign countries will be subject to withholding taxes or other taxes imposed by such countries. In addition, we (or an Underlying Fund) also may be subject to capital gains taxes on the sale of securities of non-U.S. issuers in some foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is, of course, not possible to predict in advance the level of foreign taxes we (or an Underlying Fund) may incur since, among other things, the amount of assets to be invested in any particular country is not known.

Shareholders will be informed as to their proportionate shares of any foreign taxes paid by us (or an Underlying Fund classified as a partnership), which they will be required to include in their income. Shareholders generally will be entitled to claim either a credit (subject to certain limitations and provided that, in the case of dividends, the foreign shares are held for the requisite holding period) or a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their U.S. federal income taxes.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Shareholder's federal income tax (before the credit) attributable to its foreign source taxable income in each of several categories or "baskets" (e.g., passive income). An Shareholder's share of our dividends and interest from non-U.S. securities and rents from real properties used outside of the U.S. (including our allocable share of any such items from Underlying Funds classified as partnerships) generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. Thus, absent a tax treaty to the contrary, the gains from the sale of securities held by us will be treated as derived from U.S. sources (even where foreign securities are sold in foreign countries). However, securities losses realized by U.S. residents may, in certain circumstances, be treated in whole or in part as foreign source losses. Gains and losses from sales of real properties located outside the U.S. generally will qualify as foreign source income. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources.

The foregoing is only a general, and brief, description of foreign tax credit principles under current law. Since the availability of a credit or deduction may vary depending on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisors.

DISSOLUTION AND LIQUIDATION OF THE FUND.

On dissolution of the Fund, its assets may be sold, which may result in the realization of taxable gain or loss to Shareholders. Distributions of cash (and similarly, relief from partnership debt) in complete liquidation of the Fund generally will cause recognition of gain (or loss) to the extent that the Shareholder's adjusted basis in its Shares is less (or greater) than the amount of cash received (or deemed to have been received as a result of the debt relief). Distributions of marketable securities may also give rise to gain on dissolution. If such gain or loss is treated as capital gain or loss, it will be considered to be long-term if the Shares were held for more than one year.

If liquidating distributions consist wholly or partly of assets other than cash (and other than marketable securities), we ordinarily would not recognize gain or loss on, or by reason of, the distribution, and a Shareholder that receives such a distribution generally will not recognize any gain or loss on such distribution and will have a basis in the non-cash assets equal to the adjusted basis of its Shares reduced by the amount of cash the Shareholder receives in the distribution.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX MATTERS THAT MAY BE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE FEDERAL INCOME TAX LAW THAT MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

                                   FISCAL YEAR

For accounting purposes, our fiscal year is the 12-month period ending on March
31. Our taxable year will be the 12-month period ending December 31 of each year.

                          ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected KPMG LLP as our independent public accountants. KPMG LLP's principal business address is located at 757 Third Avenue New York, NY 10017.

The law firm of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW, Washington, DC 20004, serves as our legal counsel.

                       APPENDIX A - INVESTOR CERTIFICATION

                        APPENDIX B - OPERATING AGREEMENT

                            PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits
1.   Financial
     Statements:

2.   Exhibits:

     a.          Certificate of Incorporation

     b.          Bylaws.

     c.          Not Applicable.

     d.          Not Applicable.

     e.          Not Applicable.

     f.          Not Applicable.

*    g.          Investment Advisory Agreement

     h.          Not Applicable.

     i.          Not Applicable.

*    j.          Custodian Agreement

*    k.          Administration Agreement

     l.          Not Applicable.

     m.          Not Applicable.

     n.          Not Applicable.

     o.          Not Applicable.

     p.          Not Applicable.

     q.          Not Applicable.

*    r.          Code of Ethics

----------
* To be filed by amendment.

Item 25. Marketing Arrangements: Not Applicable.

Item 26. Other Expenses of Issuance and Distribution*:

Legal fees and Accounting Fees                ______
Blue Sky fees                                 ______

Printing, Engraving and Offering              ______
Miscellaneous                                 ______

       Total                                  $________

----------
* To be filed by amendment.
Item 27. Persons Controlled by or Under Common Control with Registrant:

     After completion of the private offering of shares, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Madison Harbor Capital Management, LLC, the adviser of the Registrant. Information regarding the ownership of Madison Harbor Capital Management, LLC will be set forth in its Form ADV, to be filed with the Commission.

Item 28. Number of Holders of Securities

TITLE OF CLASS                              NUMBER OF RECORDHOLDERS
--------------                              -----------------------
Common Stock, par value $0.0001             (1) (The Registrant anticipates that as a result of the
                                                private offering of shares there will be more than 100
                                                shareholders of record in the future.)

Item 29. Indemnification:

     Reference is made to Article VI, Sections 1 and 2 of the Registrant's Bylaws, which provide that the Registrant shall, to the maximum extent permitted by the Maryland General Corporation Law, the 1940 Act, and any other applicable law as in effect from time to time (collectively, "Law"), indemnify, and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Shareholders, (b) any individual who is a present or former director or officer of the Registrant or
(c) any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former Shareholders, director or officer of the Registrant (an "INDEMNITEE"). The Registrant shall, to the maximum extent permitted by Law, provide such indemnification and advancement of expenses to a person who served a predecessor of the Registrant in any of the capacities described in (b) or (c) above (and such person shall also be deemed to be an "Indemnitee"). The Registrant shall also, to the maximum extent permitted by Law, provide such indemnification and advancement of expenses, with the approval of the Board of Directors, to any employee or agent of the Registrant or a predecessor of the Registrant (and such person shall also be deemed to be an "Indemnitee").

     The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of , his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 30. Business and Other Connections of Investment Adviser:
To be provided by amendment.

Item 31. Location of Accounts and Records:
     The Registrant maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services:
     Not Applicable.

Item 33. Undertakings:
     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 19th day of December, 2003.


                                      MADISON HARBOR BALANCED STRATEGIES, INC.


                                      By:   /s/ Edward M. Casal
                                            -------------------------
                                            Edward M. Casal
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
a.                    Articles of Incorporation

b.                    Bylaws